GLOBAL RESOURCES FUND

NOVEMBER 1, 2004

[STATE STREET RESEARCH LOGO]

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P R O S P E C T U S

AN AGGRESSIVE GROWTH FUND INVESTING IN ENERGY AND NATURAL RESOURCES
COMPANIES.

THIS PROSPECTUS HAS INFORMATION YOU SHOULD KNOW BEFORE YOU INVEST. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PENDING SHAREHOLDER APPROVAL AT A SPECIAL MEETING OF SHAREHOLDERS
TENTATIVELY SCHEDULED FOR DECEMBER 2004, THE STATE STREET RESEARCH GLOBAL RESOURCES FUND WILL BE REORGANIZED INTO THE BLACKROCK GLOBAL RESOURCES PORTFOLIO, A NEWLY CREATED SERIES OF BLACKROCK FUNDS. FOR A FREE COPY OF THE COMBINED PROSPECTUS/PROXY STATEMENT REGARDING THE REORGANIZATION, WHICH INCLUDES INFORMATION ON THE BLACKROCK GLOBAL RESOURCES PORTFOLIO, PLEASE CALL 800-441-7762. THE FOREGOING IS NOT AN OFFER TO SELL, NOR A SOLICITATION OF AN OFFER TO BUY, SHARES OF ANY FUND, NOR IS IT A SOLICITATION OF ANY PROXY. READ THE PROSPECTUS/PROXY STATEMENT CAREFULLY BEFORE MAKING ANY INVESTMENT DECISIONS. ALSO, FOR FURTHER INFORMATION ON THE REORGANIZATION, SEE PAGE 10 OF THIS PROSPECTUS.

CONTENTS

         2  THE FUND

         2  Goal and Strategies
         3  Principal Risks
         6  Volatility and Performance
         8  Investor Expenses
        10  Investment Management

        12  YOUR INVESTMENT

        12  Opening an Account
        12  Choosing a Share Class
        13  Sales Charges
        17  Financial Professional Compensation
        18  Buying and Selling Shares
        22  Account Policies
        25  Distributions and Taxes
        26  Investor Services

        27  OTHER INFORMATION

        27  Other Securities and Risks
        29  Financial Highlights
        32  Board of Trustees

BACK COVER  FOR ADDITIONAL INFORMATION

THE FUND

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GOAL AND STRATEGIES

FUNDAMENTAL GOAL The fund seeks to provide long-term growth of capital.

PRINCIPAL STRATEGIES Under normal market conditions, the fund invests at least 80% of its net assets in securities of energy and natural resources companies and companies in associated businesses, as well as utilities. These typically include companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals, as well as related transportation companies and equipment manufacturers. The fund may invest in companies located anywhere in the world and will generally invest in companies tied economically to a number of countries. It expects to invest primarily in developed markets, particularly the U.S. and Canada, but may also invest in emerging markets.

In selecting investments, the fund looks for companies that appear to have the potential for above-average long-term performance. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. While the fund tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes. The fund's investments may include common and preferred stocks, convertible securities, warrants and depositary receipts.

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WHO MAY WANT TO INVEST

State Street Research Global Resources Fund is designed for investors who seek one or more of the following:

- an aggressive stock fund for a long-term goal

- a fund to complement a well-diversified portfolio

- a focused fund with a global scope

The fund is NOT appropriate for investors who:

- want to avoid high volatility or possible losses

- want a fund that invests in a broad range of industries

- are making short-term investments

- are investing emergency reserve money

- are seeking regular income

The fund reserves the right to invest up to 20% of net assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. They may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are in or below the Standard & Poor's BB or Moody's Ba rating categories, or their unrated equivalents). The fund may buy and sell currencies, either for immediate or future delivery, to hedge its positions in foreign securities or to enhance returns.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

For more information about the fund's investments and practices, see page 27.

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PRINCIPAL RISKS

Because the fund invests primarily in stocks, including foreign stocks, its major risks are those of stock investing, including sudden and unpredictable drops in value and the potential for periods of lackluster performance.

Foreign stocks carry additional risks, including the risk of currency fluctuations.

The fund's strategy of focusing on energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. At times, the performance of these companies may lag the performance of the broader stock market.

Stocks of smaller energy and natural resources companies are especially affected by variations in the commodities markets because smaller companies usually lack the resources and the broad business lines to weather hard times. Similarly, because the fund is non-diversified with regard to issuers of securities, it does not have to invest in as many companies as a diversified fund, and could therefore be more significantly affected by the performance of a small number of its investments.

For these reasons, an investment in the fund should only be used to complement a well-diversified portfolio.

Foreign securities present risks beyond those of U.S. securities. They are generally more volatile and less liquid than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Moreover, changes in currency exchange rates have the potential to reduce or eliminate certain gains achieved in securities markets or create net losses. These risks are usually higher for investments in less developed countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

The success of the fund's investment strategy depends largely on the portfolio manager's skill in anticipating commodity price trends, allocating assets geographically and assessing the potential of the stocks the fund buys.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

INFORMATION ON OTHER SECURITIES AND RISKS APPEARS ON PAGE 27.

A "SNAPSHOT" OF THE FUND'S INVESTMENTS MAY BE FOUND IN THE CURRENT ANNUAL OR SEMIANNUAL REPORT (SEE BACK COVER).

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WHAT DRIVES THE ENERGY AND NATURAL RESOURCES MARKETS?

Energy and natural resources companies are significantly affected by the markets for the commodities associated with their businesses. The prices of individual commodities can be influenced by broad economic trends, such as inflation. They can also be influenced by specific supply and demand considerations that may not affect the prices of other commodities, such as political developments in critical producing regions.

In many cases, the price of a commodity will be determined by a complex combination of factors, with various factors offsetting or reinforcing each other. Oil prices, for example, can be influenced by global or regional economic growth, climate patterns, government policies encouraging conservation or consumption, technological advances, the policies of the OPEC cartel, political developments in the Middle East or elsewhere, or international terrorism, to name just a few. A fund investing in energy and natural resources companies, therefore, must try to anticipate the general and specific factors that will influence the prices of various commodities and adjust its portfolio accordingly.

VOLATILITY AND PERFORMANCE

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                                                                   YEARS ENDED DECEMBER 31
                                     ---------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN (CLASS A)    1994     1995    1996    1997     1998    1999    2000     2001    2002   2003
----------------------------------------------------------------------------------------------------------------------
                                      (4.45%)  22.63%   70.25%  5.56%   (48.49%) 15.49%  84.14%  (2.81%)  4.90%  70.26%


BEST QUARTER: second quarter 2000, up 27.20%

WORST QUARTER: third quarter 1998, down 27.09%

RETURN FROM 1/1/04 to 9/30/04 (not annualized): up 31.76%


AVERAGE ANNUAL TOTAL RETURN (AT MAXIMUM APPLICABLE SALES CHARGE)                                   AS OF DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------
                                                                                               1 YEAR     5 YEARS     10 YEARS
          CLASS A (%)       Return Before Taxes (%)                                             47.09      25.56       14.73
                            Return After Taxes on Distributions (%)                             46.18      25.40       13.97
                            Return After Taxes on Distributions and Sale of Fund Shares (%)     30.51      22.77       12.79
          CLASS B(1) (%)(a) Return Before Taxes (%)                                             50.07      26.04       14.59
          CLASS B (%)       Return Before Taxes (%)                                             50.03      26.06       14.63
          CLASS C (%)       Return Before Taxes (%)                                             54.05      26.23       14.60
          CLASS R (%)(b)    Return Before Taxes (%)                                                --         --          --
          CLASS S (%)       Return Before Taxes (%)                                             56.49      27.55       15.80
          S&P 500 INDEX (%)
                            Return Before Taxes (%)                                             28.68      (0.57)      11.01
          LIPPER NATURAL RESOURCES FUNDS INDEX (%)
                            Return Before Taxes (%)                                             26.24      12.05        9.23

(a) PERFORMANCE FOR CLASS B(1) REFLECTS CLASS B PERFORMANCE THROUGH DECEMBER 31, 1998. CLASS B(1) WAS INTRODUCED ON JANUARY 1, 1999.

(b) RETURNS NOT SHOWN FOR CLASS R SHARES BECAUSE THE CLASS DID NOT COMMENCE OPERATIONS UNTIL APRIL 3, 2003.

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UNDERSTANDING VOLATILITY AND PERFORMANCE

The bar chart and table on the opposite page are designed to show two aspects of the fund's track record:

- YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The bar chart includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

- AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

Three different measures of average annual total return are shown: (1) Return Before Taxes, (2) Return After Taxes on Distributions (Pre-Liquidation) and (3) Return After Taxes on Distributions and Sale of Fund Shares (Post-Liquidation). After-tax returns are shown only for Class A shares. The after-tax returns for the other classes will vary.

RETURN BEFORE TAXES includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

RETURN AFTER TAXES ON DISTRIBUTIONS includes the effects of fund expenses, applicable federal taxes with respect to distributions, and maximum sales charges for Class A shares, and assumes that you continue to hold your shares at the end of the period.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES includes the effects of fund expenses, applicable federal taxes with respect to distributions and any gain or loss realized upon sale of your shares, and maximum sales charges for Class A shares, and assumes that you sold all of your shares at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Also included are two independent measures of performance. The S&P 500 (officially, the "S&P Composite Stock Price Index") is an unmanaged index of 500 domestic stocks. The Lipper Natural Resources Funds Index shows the performance of a category of mutual funds with similar goals. This index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that neither the S&P 500 nor the Lipper index includes the effects of sales charges. Also, even if your portfolio were identical to the S&P 500, your returns would always be lower, because the S&P 500 does not include brokerage or administrative expenses.

Also, the returns in both the chart and the table would have been lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

Keep in mind that past performance (before or after taxes) is no guarantee of future results.

INVESTOR EXPENSES

                                                                        CLASS DESCRIPTIONS BEGIN ON PAGE 12
                                                           --------------------------------------------------------------------
SHAREHOLDER FEES (% OF OFFERING PRICE)                     CLASS A      CLASS B(1)      CLASS B      CLASS C   CLASS R  CLASS S
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               Maximum front-end sales charge (load)          5.75(a)      0.00            0.00         0.00      0.00     0.00
               Maximum deferred sales charge (load)           0.00(a)      5.00            5.00         1.00      0.00     0.00

ANNUAL FUND OPERATING EXPENSES (% OF AVERAGE NET ASSETS)   CLASS A      CLASS B(1)      CLASS B      CLASS C   CLASS R  CLASS S
-------------------------------------------------------------------------------------------------------------------------------
               Management fee                                 0.75         0.75            0.75         0.75      0.75     0.75

               Service/distribution (12b-1) fees              0.30(b)      1.00            1.00         1.00      0.50     0.00

               Other expenses                                 0.29         0.29            0.29         0.29      0.29     0.29
                                                           -------      -------         -------      -------   -------  -------
               TOTAL ANNUAL FUND OPERATING EXPENSES*          1.34         2.04            2.04         2.04      1.54     1.04
                                                           =======      =======         =======      =======   =======  =======

               * BECAUSE SOME OF THE FUND'S EXPENSES
                 HAVE BEEN REDUCED THROUGH EXPENSE
                 OFFSET ARRANGEMENTS, ACTUAL TOTAL
                 OPERATING EXPENSES FOR THE PRIOR
                 YEAR WERE:                                   1.34         2.04            2.04         2.04      1.54      1.04

                 THE FUND EXPECTS THE EXPENSE OFFSET
                 ARRANGEMENTS TO CONTINUE THROUGH THE
                 CURRENT FISCAL YEAR, ALTHOUGH THERE IS
                 NO GUARANTEE THAT THEY WILL.

EXAMPLE        YEAR                                        CLASS A      CLASS B(1)       CLASS B     CLASS C   CLASS R  CLASS S
-------------------------------------------------------------------------------------------------------------------------------
               1                                           $   704       $707/$207       $707/$207  $307/$207  $   157  $   106
               3                                           $   975       $940/$640       $940/$640       $640  $   486  $   331
               5                                           $ 1,267   $1,298/$1,098   $1,298/$1,098     $1,098  $   839  $   574
               10                                          $ 2,095          $2,189          $2,189     $2,369  $ 1,834  $ 1,271

(a)  EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE PAGE 14.
(b) THE TRUSTEES MAY INCREASE THE CURRENT SERVICE/DISTRIBUTION FEE RATE SHOWN FOR CLASS A SHARES AT ANY TIME, PROVIDED THAT THE FEES DO NOT EXCEED A MAXIMUM OF 0.40%.

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UNDERSTANDING INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund. The information is based on the fund's most recent fiscal year, and current results may be different.

- SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

- ANNUAL FUND OPERATING EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

- THE EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A shares after eight years.

When two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. When there is only one number, the costs would be the same either way.

The figures in the example assume full annual expenses, and would be lower if they reflected the various expense reductions that may have been taken.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

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INVESTMENT MANAGEMENT

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.75% of average net assets, annually) as compensation. The investment manager is a subsidiary of MetLife, Inc.

MetLife has entered into an agreement to sell State Street Research & Management Company and State Street Research Investment Services, Inc., the fund's distributor, as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc. The acquisition by BlackRock of MetLife's asset management business will occur at a closing that is expected to take place during the first quarter of 2005. BlackRock is one of the largest publicly traded investment management firms in the United States. Based in New York, BlackRock is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc. and currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

It is anticipated that, in connection with the acquisition, the fund will be reorganized into the BlackRock Global Resources Portfolio, a newly created series of BlackRock Funds (the "BlackRock Fund"), to which BlackRock Advisors, Inc., a wholly owned subsidiary of BlackRock, serves as investment adviser. The Board of Trustees of each of the fund and the BlackRock Fund has approved an Agreement and Plan of Reorganization between the fund and the BlackRock Fund. A Special Meeting of Shareholders of the fund at which shareholders will be asked to consider and approve the Agreement and Plan of Reorganization is anticipated to take place in December 2004.

If the proposed reorganization is approved by shareholders of the fund, the BlackRock Fund would acquire substantially all of the assets and liabilities of the fund. In exchange, shareholders of the fund would receive shares of the BlackRock Fund with an aggregate value equivalent to the aggregate net asset value of their fund shares at the time of the transaction. If the proposed reorganization is not approved by shareholders of the fund, the Board of Trustees of the fund will need to consider other alternatives relating to the management and operations of the fund, including, without limitation, seeking an alternative investment adviser for the fund or liquidating the fund.

The fund is managed by the State Street Research Energy Team. The portfolio management team includes Daniel J. Rice III and Denis Walsh III, CFA. Mr. Rice has been primarily responsible for macro analysis and security selection since the fund's inception in March 1990. A senior vice president, he joined the firm in 1984 and has worked as an investment professional since 1979. Mr. Walsh has worked with Mr. Rice to formulate macro views on the energy sector and natural resources since he joined the firm in 1997. A managing director, he has worked as an investment professional since 1982.

YOUR INVESTMENT

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OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

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CHOOSING A SHARE CLASS

The fund generally offers five share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C, Class R and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). Class R shares are offered to retirement plans participating in certain platforms sponsored by broker-dealers, which may involve multiple fund families. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through financial professionals, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

CLASS A -- FRONT LOAD

- Initial sales charge of 5.75% or less

- Lower sales charges for larger investments; see sales charge schedule at right

- Lower annual expenses than Class B(1) or Class C shares because of lower service/distribution (12b-1) fee of up to 0.40%

CLASS B(1) -- BACK LOAD

- No initial sales charge

- Deferred sales charge of 5% or less on shares you sell within six years

- Maximum initial investment of $49,999

- Annual service/distribution (12b-1) fee of 1.00%

- Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS B -- BACK LOAD

- Available only to current Class B shareholders; see page 15 for details

CLASS C -- LEVEL LOAD

- No initial sales charge

- Deferred sales charge of 1%, paid if you sell shares within one year of purchase

- Lower deferred sales charge than Class B(1) shares

- Annual service/distribution (12b-1) fee of 1.00%

- No conversion to Class A shares after eight years, so annual expenses do not decrease

CLASS R -- RETIREMENT SHARES

- Available only through retirement plans participating in certain platforms sponsored by broker-dealers; these platforms usually involve special conditions and separate fees

- No sales charges of any kind

- Annual service/distribution (12b-1) fee of 0.50%

- No conversion to Class A shares after eight years, so annual expenses do not decrease

CLASS S -- SPECIAL PROGRAMS

- Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

- No sales charges of any kind

- No service/distribution (12b-1) fees; annual expenses are lower than other share classes'

SALES CHARGES

CLASS A -- FRONT LOAD

                         THIS % IS    WHICH EQUALS
                         DEDUCTED     THIS % OF
WHEN YOU INVEST          FOR SALES    YOUR NET
THIS AMOUNT              CHARGES      INVESTMENT
--------------------------------------------------
Up to $50,000               5.75        6.10
$50,000 to $100,000         4.50        4.71
$100,000 to $250,000        3.50        3.63
$250,000 to $500,000        2.50        2.56
$500,000 to $1 million      2.00        2.04
$1 million or more             see below

With Class A shares, you pay a sales charge when you buy shares.

The sales charge decreases as the size of your investment reaches certain levels, called breakpoints. There are several ways to combine your purchases of certain State Street Research Funds in order to take advantage of the breakpoint discounts shown in the table above. Two of these methods are:

LETTER OF INTENT A letter of intent allows you to pay the sales charge on Class A shares that you buy over a 13-month period as if all purchases were made at once. To take advantage of the reduced sales charge, you must agree to invest at least $50,000 in the fund during this period. To reach this minimum investment amount, you may include purchases you make up to 90 days prior to signing the letter of intent, purchases of Class A shares in certain other eligible State Street Research Funds, as well as the value (at the current offering price) of any Class A shares owned by you or your family members at the time you sign the letter. The letter of intent is not binding, but if you do not complete the agreed-upon investment, you will be required to pay the customary sales charge.

RIGHT OF ACCUMULATION A right of accumulation allows you to combine the value of any Class A shares in the fund (or other eligible State Street Research Funds) that you or your family members already own (determined at the current offering price) with the amount of your purchase for purposes of calculating your initial sales charge.

If you'd like to take advantage of any of the breakpoint discounts described above, please inform State Street Research or your financial professional. Also, if you intend to combine share holdings in order to take advantage of the breakpoints, you may be required to provide us with documentation, such as account statements, that show the number of shares you own in State Street Research funds and the date on which you purchased them. Please be sure you have copies of these records available should they be needed.

For more information on breakpoint discounts and how to take advantage of them, please see the Statement of Additional Information for the fund, or visit our website: www.ssrfunds.com.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any shares within one year of purchasing them. See "Other CDSC Policies" on page 16.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

CLASS B(1) -- BACK LOAD

                             THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES         AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU       OF SALE, IF LOWER) IS DEDUCT-
BOUGHT THEM                  ED FROM YOUR PROCEEDS
-----------------------------------------------------------
First year                               5.00
Second year                              4.00
Third year                               3.00
Fourth year                              3.00
Fifth year                               2.00
Sixth year                               1.00
Seventh or eighth year                   None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 16.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

CLASS B -- BACK LOAD

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 16.

Class B shares automatically convert to Class A shares after eight years.

CLASS C -- LEVEL LOAD

                             THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES         AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU       OF SALE, IF LOWER) IS DEDUCT-
BOUGHT THEM                  ED FROM YOUR PROCEEDS
-----------------------------------------------------------
First year                               1.00

Second year or later                     None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" below.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

CLASS R -- RETIREMENT SHARES

CLASS S -- SPECIAL PROGRAMS

Neither Class R shares nor Class S shares have a sales charge.

OTHER CDSC POLICIES

The CDSC will be based on the net asset value of the shares at the time of purchase (or of sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest applicable CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

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UNDERSTANDING SERVICE/DISTRIBUTION FEES

As noted in the descriptions on pages 13 through 16, all share classes except Class S have an annual service/distribution fee, also called a 12b-1 fee.

The fund may pay certain service and distribution fees for a class out of fund assets, as allowed under the 12b-1 plan for the class. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fees are used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' commissions are calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

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FINANCIAL PROFESSIONAL COMPENSATION

Financial professionals (including brokers, dealers, financial planners, investment advisers, retirement plan administrators and other intermediaries) who sell shares of the State Street Research funds and/or perform services may receive sales commissions, annual fees and other compensation. The fund's distributor makes these payments to financial professionals using money from sales charges and service/distribution (12b-1) fees as shown on the table to the right. In addition, the distributor or its affiliates may make payments to financial professionals out of their own resources. These additional payments may be significant. They are generally based on a percentage of the value of fund shares held by customers of the financial professional, the amount of sales of fund shares by the financial professional over a specified period or a fixed per account fee. These payments may be made to financial professionals for selling shares of the fund and/or for services provided, such as marketing support, recordkeeping, sub-accounting and other administrative services. The financial professionals receiving these payments may include affiliates of the distributor, including MetLife Securities, Inc. You may obtain further information about these payments in the statement of additional information
(SAI) or from your financial professional.

Brokers, agents and other financial professionals may charge a transaction fee on orders of fund shares placed directly through them.


FINANCIAL PROFESSIONAL
COMPENSATION (%)                            CLASS A    CLASS B(1)   CLASS B   CLASS C   CLASS R   CLASS S
-----------------------------------------------------------------------------------------------------------
Sales commission                           See below     4.00         4.00      1.00        0.00      0.00
    Investments up to $50,000                 5.00         --           --        --          --        --
    $50,000 to $100,000                       4.00         --           --        --          --        --
    $100,000 to $250,000                      3.00         --           --        --          --        --
    $250,000 to $500,000                      2.00         --           --        --          --        --
    $500,000 to $1 million                    1.75         --           --        --          --        --
    $1 million and over(a)
      First $1 million to 3 million           1.00         --           --        --          --        --
      Next $2 million                         0.75         --           --        --          --        --
      Next $2 million                         0.50         --           --        --          --        --
      Amount over $7 million                  0.25         --           --        --          --        --
Annual fee                                    0.25       0.25(b)      0.25(b)   1.00(b)   up to 0.50  0.00


(a) IF YOUR FINANCIAL PROFESSIONAL DECLINES THIS COMMISSION, THE ONE-YEAR CDSC ON YOUR INVESTMENT IS WAIVED.

(b)  COMMENCING ONE YEAR FOLLOWING PURCHASE.

BUYING AND SELLING SHARES

[GRAPHIC]

POLICIES FOR BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

- $1,000 for accounts that use the Investamatic program(a)

- $2,000 for Individual Retirement Accounts(a)

- $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

- $50 for any account

Complete a fund application. You can avoid future inconvenience by signing up now for any services you might later use.

The fund may vary the minimums for initial or subsequent investments in the case of, for example, investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, investments through managed fee-based programs (e.g., wrap-fee or similar programs) or so-called fund supermarkets, or through programs of financial professionals involving recordkeeping and other services.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the next day the fund is open for regular business, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.

SHAREHOLDER IDENTIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, State Street Research or your financial professional will ask for your name, address, date of birth, and other information that will allow State Street Research to verify your identity.

The fund will not open an account if the required identifying information is not provided with the account application. If the required information is obtained after receipt of an incomplete application, the investment will be accepted and your request will be executed at the closing share price next determined after all such information is received. The fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity within an established timeframe of receiving the application will be performed. If the fund is unable to verify your identity it reserves the right to liquidate the account and to remit your proceeds by check.

     (a) EXCEPT $500 FOR INDIVIDUAL RETIREMENT ACCOUNTS DURING SPECIAL PROMOTIONAL PERIODS.

INSTRUCTIONS FOR BUYING SHARES

                                    TO OPEN AN ACCOUNT                             TO ADD TO AN ACCOUNT
[GRAPHIC]                           Consult your financial professional or your    Consult your financial professional or your
                                    program materials.                             program materials.

THROUGH A PROFESSIONAL OR PROGRAM

BY MAIL                             Make your check payable to "State Street       Fill out an investment slip from an account
                                    Research Funds." Forward the check and your    statement or indicate the fund name and
[GRAPHIC]                           application to State Street Research.          account number on your check. Make your check
                                                                                   payable to "State Street Research Funds."
                                                                                   Forward the check and slip to State Street
                                                                                   Research.

[GRAPHIC]                           Call to obtain an account number and forward   Call State Street Research to obtain a
                                    your application to State Street Research.     control number. Instruct your bank to wire
BY FEDERAL FUNDS WIRE               Wire funds using the instructions at right.    funds to:
                                                                                   - State Street Bank and Trust Company,
                                                                                     Boston, MA
                                                                                   - ABA: 011000028
                                                                                   - BNF: fund name and share class you want to
                                                                                     buy
                                                                                   - AC: 99029761
                                                                                   - OBI: your name and your account number
                                                                                   - Control: the number given to you by State
                                                                                     Street Research

BY ELECTRONIC FUNDS TRANSFER (ACH)  Verify that your bank is a member of the ACH   Call State Street Research to verify that the
                                    (Automated Clearing House) system. Forward     necessary bank information is on file for
[GRAPHIC]                           your application to State Street Research.     your account. If it is, you may request a
                                    Please be sure to include the appropriate      transfer by telephone or Internet. If not,
                                    bank information. Call State Street Research   please ask State Street Research to provide
                                    to request a purchase.                         you with an EZ Trader application.

[GRAPHIC]                           Forward your application, with all             Call State Street Research to verify that
                                    appropriate sections completed, to State       Investamatic is in place on your account, or
BY INVESTAMATIC                     Street Research, along with a check for your   to request a form to add it. Investments are
                                    initial investment payable to "State Street    automatic once Investamatic is in place.
                                    Research Funds."

BY EXCHANGE                         Read the prospectus for the fund into which    Read the prospectus for the fund into which
                                    you are exchanging. Call State Street          you are exchanging. Call State Street
[GRAPHIC]                           Research or visit our web site.                Research or visit our web site.

STATE STREET RESEARCH SERVICE CENTER PO BOX 8408, BOSTON, MA 02266-8408 INTERNET www.ssrfunds.com
CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637)
(BUSINESS DAYS 8:00 A.M. - 6:00 P.M., EASTERN TIME)

[GRAPHIC]

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

- you are selling more than $100,000 worth of shares

- the name or address on the account has changed within the last 30 days

- you want the proceeds to go to a name or address not on the account registration

- you are transferring shares to an account with a different registration or share class

- you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

  CORPORATE ACCOUNTS: certified copy of a corporate resolution

  FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the next day the fund is open for regular business, at that day's closing share price.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

OVERNIGHT DELIVERY A shareholder may request that redemption proceeds be sent by check via overnight delivery. A $10 fee will be deducted from either the shareholder's remaining account balance or from the proceeds of the redemption.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

INSTRUCTIONS FOR SELLING SHARES

                                    TO SELL SOME OR ALL OF YOUR SHARES

[GRAPHIC]                           Consult your financial professional or your program materials.

THROUGH A PROFESSIONAL OR PROGRAM

BY MAIL                             Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any
[GRAPHIC]                           additional documents, as well as signature guarantees if required (see facing page).

[GRAPHIC]                           Check with State Street Research to make sure that a wire redemption privilege, including a bank designation, is in place on your account. Once this is established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your
BY FEDERAL FUNDS WIRE               pre-designated bank account. (See "Wire Transactions" on facing page.)

BY ELECTRONIC FUNDS TRANSFER (ACH)  Check with State Street Research to make sure that the EZ Trader feature, including a bank designation, is in place on your account. Once this is established, you may place your request to sell shares with State Street Research by telephone or Internet. Proceeds will be sent to
[GRAPHIC]                           your pre-designated bank account.

[GRAPHIC]                           Visit our web site. Certain limitations may apply.

BY INTERNET

BY TELEPHONE                        As long as the transaction does not require a written request (see facing page), you or your financial professional can sell shares by calling State Street Research. A check will be
[GRAPHIC]                           mailed to your address of record on the following business day.

[GRAPHIC]                           Read the prospectus for the fund into which you are exchanging. Call State Street Research or visit our web site.
BY EXCHANGE

BY SYSTEMATIC WITHDRAWAL PLAN       See plan information on page 26.

[GRAPHIC]

STATE STREET RESEARCH SERVICE CENTER PO BOX 8408, BOSTON, MA 02266-8408 INTERNET www.ssrfunds.com
CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637)
(BUSINESS DAYS 8:00 A.M. - 6:00 P.M., EASTERN TIME)

[GRAPHIC]

ACCOUNT POLICIES

TELEPHONE AND INTERNET REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges or redemptions on your account. For your protection, all telephone calls are recorded.

You may also use our web site for submitting certain requests over the Internet.

As long as State Street Research takes certain measures to authenticate requests over the telephone or Internet for your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. Similarily, you may choose not to use the Internet for your account. The fund may suspend or eliminate the telephone or Internet privileges at any time.

EXCHANGE PRIVILEGES AND FREQUENT TRADING POLICIES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment. For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.


Frequent trading into and out of a fund can harm all fund shareholders by disrupting the fund's investment strategies, increasing fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The fund is designed for long-term investors, and is not intended for market timing or other disruptive trading activities. The fund's Trustees have approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their fund investments as their financial needs or circumstances change.

The fund generally limits each shareholder account to six significant "round trips" per fund per calendar year. For purposes of this policy, a "round trip" is a movement out of a fund (by way of redemption or the exchange privilege) and back into the same fund (by way of purchase or the exchange privilege). Also, a round trip is "significant" if both movements exceed a dollar amount used by State Street Research as a benchmark for identifying trades that may be disruptive to the fund. State Street Research has discretion to interpret this policy and may waive unintentional or minor violations if it determines that doing so does not harm the interest of fund shareholders. This policy does not apply to trading through the Investamatic program, the Systematic Withdrawal Plan or the Systematic Exchange Plan.

In addition to this specific policy, the fund reserves the right to reject or restrict purchase or exchange requests for any other reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the fund nor State Street Research will be liable for any losses resulting from rejected purchase or exchange orders. State Street Research may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with State Street Research funds or restrict their current accounts to redemptions.

Although the fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the fund. The ability of the fund to detect excessive trading practices with respect to shares held through omnibus arrangements is limited and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the fund. In addition, the exchange limit may be modified for accounts in certain so-called supermarket programs and retirement plans because of plan exchange limits or Department of Labor regulations.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- In response to unusual market, political or other conditions, the fund may open for business and calculate its net asset value on days and at times that are different than described above

- Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs, may be changed from time to time without further notice or supplement to this prospectus

- All orders to purchase shares are subject to acceptance by the fund

- At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

- The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

- The fund reserves the right to redeem in kind

- Orders received prior to the close of regular trading on the New York Stock Exchange by dealers or other intermediaries that have been authorized to accept orders on the fund's behalf will be treated as if the orders had been received by State Street Research the same day and will be executed at that day's closing share price

- Each dealer's agreement with the distributor permits the dealer to transmit orders received by the dealer or its designee prior to the close of regular trading on the New York Stock Exchange to State Street Research after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the dealer or its designee

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

[GRAPHIC]

TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

- investing a large amount in the fund close to the end of its fiscal year or a calendar year (if the fund makes a distribution, you will receive some of your investment back as a taxable distribution)

- selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)

[GRAPHIC]

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund typically distributes any net income and net capital gains to shareholders in December. The fund's fiscal year end is June 30.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account, or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains -- in most cases, at a different rate from that which applies to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 28% (31% for amounts paid after December 31, 2010) of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[GRAPHIC]

INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ TRADER This service allows you to purchase or sell fund shares by telephone or over the Internet through the ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

SYSTEMATIC EXCHANGE This plan allows you to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and any other funds must meet minimum initial investment requirements.

CALL 1-87-SSR-FUNDS (1-877-773-8637) FOR INFORMATION ON ANY OF THE SERVICES DESCRIBED ABOVE.

OTHER INFORMATION

[GRAPHIC]

OTHER SECURITIES AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

RESTRICTED OR ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

SHORT-TERM TRADING While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability if there are capital gains. In addition, foreign securities generally involve higher transaction costs per share traded.

BONDS The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund. However, junk bonds (those in rating categories below BBB/Baa) have a higher risk of default than investment grade bonds, and their market prices can be more volatile.

DEFENSIVE INVESTING The fund may take temporary defensive positions at times to avoid losses in response to adverse market, economic, political or other conditions. At such times, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

FINANCIAL HIGHLIGHTS

THESE HIGHLIGHTS ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S PERFORMANCE OVER THE PAST FIVE YEARS. THE INFORMATION IN THESE TABLES FOR THE FISCAL YEARS ENDED JUNE 30, 2003, AND JUNE 30, 2004, HAS BEEN AUDITED BY DELOITTE & TOUCHE LLP, THE FUND'S INDEPENDENT ACCOUNTANTS. THE INFORMATION IN THESE TABLES FOR THE PERIODS THROUGH JUNE 30,2002 WAS AUDITED BY PRICEWATERHOUSECOOPERS LLP, THE FUND'S INDEPENDENT ACCOUNTANTS DURING THOSE PERIODS. THE ACCOUNTANTS' REPORT AND THE FUND'S FINANCIAL STATEMENTS ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST. TOTAL RETURN FIGURES ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.


                                                                                      CLASS A
                                                          --------------------------------------------------------------
                                                                                 YEARS ENDED JUNE 30
                                                          --------------------------------------------------------------
PER SHARE DATA(a)                                             2004(c)      2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                         25.81        22.74        21.50        16.79        12.15
                                                          ----------   ----------   ----------   ----------   ----------
 Net investment income (loss) ($)                               0.21        (0.10)       (0.15)       (0.22)       (0.17)
 Net realized and unrealized gain (loss)
 on investments, foreign currency and
 forward contracts ($)                                         14.15         3.17         1.39         4.93         4.81
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS ($)                           14.36         3.07         1.24         4.71         4.64
                                                          ----------   ----------   ----------   ----------   ----------
 Dividend from net investment income ($)                       (0.59)          --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL DISTRIBUTIONS ($)                                        (0.59)          --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR ($)                               39.58        25.81        22.74        21.50        16.79
                                                          ==========   ==========   ==========   ==========   ==========
 Total return (%)(b)                                           56.06        13.50         5.77        28.05        38.19

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)                      406,209      103,987       89,883       81,880       70,152

Expense ratio (%)                                               1.34         1.61         1.74         1.63         1.74

Expense ratio after expense reductions (%)                      1.34         1.60         1.73         1.61         1.72

Ratio of net investment income (loss) to average
  net assets (%)                                                0.64        (0.47)       (0.73)       (1.11)       (1.34)

Portfolio turnover rate (%)                                    26.90        32.56        37.57        37.97        47.49

                                                                                    CLASS B(1)
                                                          --------------------------------------------------------------
                                                                                 YEARS ENDED JUNE 30
                                                          --------------------------------------------------------------
PER SHARE DATA(a)                                             2004(c)      2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                         23.89        21.20        20.16        15.85        11.56
                                                          ----------   ----------   ----------   ----------   ----------
 Net investment  income (loss) ($)                             (0.06)       (0.23)       (0.27)       (0.33)       (0.26)
 Net realized and unrealized gain (loss)
 on investments, foreign currency and
 forward contracts ($)                                         13.14         2.92         1.31         4.64         4.55
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS ($)                           13.08         2.69         1.04         4.31         4.29
                                                          ----------   ----------   ----------   ----------   ----------
 Dividend from net investment income ($)                       (0.45)          --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL DISTRIBUTIONS ($)                                        (0.45)          --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR ($)                               36.52        23.89        21.20        20.16        15.85
                                                          ==========   ==========   ==========   ==========   ==========
 Total return (%)(b)                                           55.07        12.69         5.16        27.19        37.11

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)                       66,704       29,782       25,626       19,237        8,608

Expense ratio (%)                                               2.04         2.31         2.44         2.33         2.48

Expense ratio after expense reductions (%)                      2.04         2.30         2.43         2.31         2.46

Ratio of net investment income (loss) to average
  net assets (%)                                               (0.20)       (1.17)       (1.41)       (1.78)       (2.12)

Portfolio turnover rate (%)                                    26.90        32.56        37.57        37.97        47.49

(a)  PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
(b)  DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES.

(c) DURING THE YEAR ENDED JUNE 30, 2004, THE DISTRIBUTOR MADE RESTITUTION PAYMENTS TO THE FUND AS PART OF A SETTLEMENT WITH THE NASD. THESE PAYMENTS INCREASED NET REALIZED AND UNREALIZED GAIN BY $0.02 PER SHARE, AND INCREASED TOTAL RETURN BY 0.16%.

                                                                                      CLASS B
                                                          --------------------------------------------------------------
                                                                                 YEARS ENDED JUNE 30
                                                          --------------------------------------------------------------
PER SHARE DATA(a)                                           2004(c)       2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                         23.96        21.26        20.19        15.87        11.58
                                                          ----------   ----------   ----------   ----------   ----------
  Net investment loss ($)                                      (0.09)       (0.23)       (0.28)       (0.34)       (0.26)
  Net realized and unrealized gain (loss) on
  investments, foreign currency and forward
  contracts ($)                                                13.21         2.93         1.35         4.66         4.55
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS ($)                           13.12         2.70         1.07         4.32         4.29
                                                          ----------   ----------   ----------   ----------   ----------
  Dividend from net investment income ($)                      (0.39)          --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL DISTRIBUTIONS ($)                                        (0.39)          --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR ($)                               36.69        23.96        21.26        20.19        15.87
                                                          ==========   ==========   ==========   ==========   ==========
Total return (%)(b)                                            55.03        12.70         5.30        27.22        37.05

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)                       38,483       30,814       36,240       44,106       48,352

Expense ratio (%)                                               2.04         2.31         2.44         2.33         2.48

Expense ratio after expense reductions (%)                      2.04         2.30         2.43         2.31         2.46

Ratio of net investment loss to average net assets (%)         (0.32)       (1.20)       (1.45)       (1.87)       (2.10)

Portfolio turnover rate (%)                                    26.90        32.56        37.57        37.97        47.49

                                                                                      CLASS C
                                                          --------------------------------------------------------------
                                                                                 YEARS ENDED JUNE 30
                                                          --------------------------------------------------------------
PER SHARE DATA(a)                                            2004(c)      2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                         23.88        21.18        20.14        15.84        11.54
                                                          ----------   ----------   ----------   ----------   ----------
  Net investment income (loss) ($)                             (0.03)       (0.23)       (0.28)       (0.34)       (0.25)
  Net realized and unrealized gain (loss) on
  investments, foreign currency and forward
  contracts ($)                                                13.10         2.93         1.32         4.64         4.55
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS ($)                           13.07         2.70         1.04         4.30         4.30
                                                          ----------   ----------   ----------   ----------   ----------
  Dividend from net investment income ($)                      (0.47)          --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL DISTRIBUTIONS ($)                                        (0.47)          --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR ($)                               36.48        23.88        21.18        20.14        15.84
                                                          ==========   ==========   ==========   ==========   ==========
Total return (%)(b)                                            55.05        12.75         5.16        27.15        37.26

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)                      122,088       37,601       31,853       30,214       23,313

Expense ratio (%)                                               2.04         2.31         2.44         2.33         2.48

Expense ratio after expense reductions (%)                      2.04         2.30         2.43         2.31         2.46

Ratio of net investment loss to average net assets (%)         (0.10)       (1.18)       (1.43)       (1.83)       (2.06)

Portfolio turnover rate (%)                                    26.90        32.56        37.57        37.97        47.49

                                                                                      CLASS R
                                                                   ---------------------------------------------
                                                                   YEAR ENDED JUNE 30       PERIOD ENDED JUNE 30
                                                                   ---------------------------------------------
PER SHARE DATA(a)                                                        2004(d)                   2003(c)
                                                                       ----------                ----------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                                    25.80                     21.11
                                                                       ----------                ----------
 Net investment income (loss) ($)                                            0.25                     (0.01)
 Net realized and unrealized gain (loss)
 on investments, foreign currency and
 forward contracts ($)                                                      14.01                      4.70
                                                                       ----------                ----------
TOTAL FROM INVESTMENT OPERATIONS ($)                                        14.26                      4.69
                                                                       ----------                ----------
 Dividend from net investment income ($)                                    (0.60)                       --
                                                                       ----------                ----------
TOTAL DISTRIBUTIONS ($)                                                     (0.60)                       --
                                                                       ----------                ----------
NET ASSET VALUE, END OF PERIOD ($)                                          39.46                     25.80
                                                                       ==========                ==========
Total return (%)(b)                                                         55.72                     22.22(f)

RATIOS/SUPPLEMENTAL DATA

Net assets at end of period ($ thousands)                                   2,230                       122

Expense ratio (%)                                                            1.54                      1.75(e)

Expense ratio after expense reductions (%)                                   1.54                      1.74(e)

Ratio of net investment income (loss) to average net assets (%)              0.69                     (0.16)(e)

Portfolio turnover rate (%)                                                 26.90                     32.56

                                                                                      CLASS S
                                                          --------------------------------------------------------------
                                                                                 YEARS ENDED JUNE 30
                                                          --------------------------------------------------------------
PER SHARE DATA(a)                                             2004(c)      2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                       26.85        23.51        22.13        17.21        12.43
                                                          ----------   ----------   ----------   ----------   ----------
 Net investment income (loss) ($)                               0.27        (0.04)       (0.09)       (0.18)       (0.15)
 Net realized and unrealized gain (loss)
 on investments, foreign currency and
 forward contracts ($)                                         14.78         3.38         1.47         5.10         4.93
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS ($)                           15.05         3.34         1.38         4.92         4.78
                                                          ----------   ----------   ----------   ----------   ----------
 Dividend from net investment income ($)                       (0.65)          --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL DISTRIBUTIONS ($)                                        (0.65)          --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD ($)                             41.25        26.85        23.51        22.13        17.21
                                                          ==========   ==========   ==========   ==========   ==========
Total return (%)(b)                                            56.49        14.21         6.24        28.59        38.46

RATIOS/SUPPLEMENTAL DATA

Net assets at end of period ($ thousands)                     20,044       10,144        7,995        6,935        8,599

Expense ratio (%)                                               1.04         1.31         1.44         1.33         1.48

Expense ratio after expense reductions (%)                      1.04         1.30         1.43         1.31         1.46

Ratio of net investment income (loss) to average
 net assets (%)                                                 0.79        (0.20)       (0.42)       (0.89)       (1.11)

Portfolio turnover rate (%)                                    26.90        32.56        37.57        37.97        47.49

(a)  PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
(b)  DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES.
(c)  APRIL 3, 2003 (COMMENCEMENT OF SHARE CLASS) TO JUNE 30, 2003.

(d) DURING THE YEAR ENDED JUNE 30, 2004, THE DISTRIBUTOR MADE RESTITUTION PAYMENTS TO THE FUND AS PART OF A SETTLEMENT WITH THE NASD. THESE PAYMENTS INCREASED NET REALIZED AND UNREALIZED GAIN BY $0.02 PER SHARE, AND INCREASED TOTAL RETURN BY 0.16%.
(e)  ANNUALIZED.
(f)  NOT ANNUALIZED.

BOARD OF TRUSTEES

[GRAPHIC]

The Board of Trustees is responsible for supervising the operation of the fund. It establishes the fund's major policies, reviews investments, and provides guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

RICHARD S. DAVIS
CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
State Street Research & Management Company

BRUCE R. BOND
FORMER CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT, PictureTel Corporation

PETER S. DROTCH
FORMER PARTNER,
PricewaterhouseCoopers LLP

STEVE A. GARBAN
FORMER SENIOR VICE PRESIDENT FOR FINANCE AND OPERATIONS AND TREASURER,

The Pennsylvania State University

SUSAN M. PHILLIPS
DEAN, School of Business and Public Management, George Washington University; FORMER MEMBER of the Board of Governors of the Federal Reserve System and CHAIRMAN and COMMISSIONER of the Commodity Futures Trading Commission

TOBY ROSENBLATT
PRESIDENT, Founders Investments Ltd.

PRESIDENT, Pacific Four Investments

MICHAEL S. SCOTT MORTON

JAY W. FORRESTER PROFESSOR OF MANAGEMENT (EMERITUS), Sloan School of Management, Massachusetts Institute of Technology

NOTES

FOR ADDITIONAL INFORMATION

IF YOU HAVE QUESTIONS ABOUT THE FUND OR WOULD LIKE TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR SAI, CONTACT STATE STREET RESEARCH OR YOUR FINANCIAL PROFESSIONAL.

[STATE STREET RESEARCH LOGO]
Service Center
P.O. Box 8408, Boston, MA 02266-8408
Telephone: 1-87-SSR-FUNDS
(1-877-773-8637)
Internet: www.ssrfunds.com

YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUND, INCLUDING THE SAI AND CERTAIN OTHER FUND DOCUMENTS, ON THE SEC'S EDGAR DATABASE ON THE INTERNET AT www.sec.gov, BY ELECTRONIC REQUEST AT publicinfo@sec.gov, IN PERSON AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC (TELEPHONE 1-202-942-8090) OR BY MAIL BY SENDING YOUR REQUEST, ALONG WITH A DUPLICATING FEE, TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-0102.

You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants on the fund's financial statements.

TICKER SYMBOLS

Class A              SSGRX
Class B(1)           SSGPX
Class B              SSBGX
Class C              SSGDX
Class R              SSGEX
Class S              SGLSX

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

PROSPECTUS

SEC File Number: 811-4624

                                                                    GR-2678-1004
                                                 Control Number: (exp1105)SSR-LD

LARGE-CAP VALUE FUND

NOVEMBER 1, 2004

[STATE STREET RESEARCH LOGO]

[GRAPHIC]

PROSPECTUS

A STOCK FUND WITH A VALUE APPROACH TO LARGE-CAP INVESTING.

THIS PROSPECTUS HAS INFORMATION YOU SHOULD KNOW BEFORE YOU INVEST. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PENDING SHAREHOLDER APPROVAL AT A SPECIAL MEETING OF SHAREHOLDERS TENTATIVELY SCHEDULED FOR DECEMBER 2004, THE STATE STREET RESEARCH LARGE-CAP VALUE FUND WILL BE REORGANIZED INTO THE BLACKROCK LARGE-CAP VALUE EQUITY PORTFOLIO, A SERIES OF BLACKROCK FUNDS. FOR A FREE COPY OF THE COMBINED PROSPECTUS/PROXY STATEMENT REGARDING THE REORGANIZATION, WHICH INCLUDES INFORMATION ON THE BLACKROCK LARGE-CAP VALUE EQUITY PORTFOLIO, PLEASE CALL 800-441-7762. THE FOREGOING IS NOT AN OFFER TO SELL, NOR A SOLICITATION OF AN OFFER TO BUY, SHARES OF ANY FUND, NOR IS IT A SOLICITATION OF ANY PROXY. READ THE PROSPECTUS/PROXY STATEMENT CAREFULLY BEFORE MAKING ANY INVESTMENT DECISIONS. ALSO, FOR FURTHER INFORMATION ON THE REORGANIZATION, SEE PAGE 8 OF THIS PROSPECTUS.

CONTENTS

         1  THE FUND

         1  Goal and Strategies
         2  Principal Risks
         4  Volatility and Performance
         6  Investor Expenses
         8  Investment Management

        10  YOUR INVESTMENT

        10  Opening an Account
        10  Choosing a Share Class
        11  Sales Charges
        15  Financial Professional Compensation
        16  Buying and Selling Shares
        20  Account Policies
        23  Distributions and Taxes
        24  Investor Services

        25  OTHER INFORMATION

        25  Other Securities and Risks
        27  Financial Highlights
        30  Board of Trustees

Back Cover  FOR ADDITIONAL INFORMATION

THE FUND

[GRAPHIC]

GOAL AND STRATEGIES

FUNDAMENTAL GOAL The fund seeks to provide long-term growth of capital and, secondarily, income.

PRINCIPAL STRATEGIES Under normal market conditions, the fund invests at least 80% of its net assets in large-cap stocks and convertible securities.

In choosing among large-cap stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

The fund considers issuers of large-cap value stocks to be companies that are comparable in size to the companies in the Russell 1000 Value(R) Index or a similar index. In the future, the fund may define large-cap companies using a different index or classification system.

In keeping with its secondary goal, the fund also considers a company's potential for paying dividends.

The fund reserves the right to invest up to 20% of net assets in other securities. These may include other types of stocks, such as stocks of smaller companies, and U.S. government bonds.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

For more information about the fund's investments and practices, see page 25.

[GRAPHIC]

WHO MAY WANT TO INVEST

State Street Research Large-Cap Value Fund is designed for investors who seek one or more of the following:

-  a moderately aggressive stock fund for a long-term goal

-  a fund to complement a portfolio of more conservative investments

-  a large-cap fund that emphasizes value stocks over growth stocks

The fund is NOT appropriate for investors who:

-  want to avoid even moderate volatility and possible losses

-  are seeking either aggressive growth or high income

-  are making short-term investments

-  are investing emergency reserve money

[GRAPHIC]

PRINCIPAL RISKS

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden and unpredictable drops in value and the potential for periods of lackluster performance.

There also are particular risks associated with investing in large-cap value stocks. Generally, large-cap companies are unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Also, many larger companies compete in mature product markets and cannot sustain the high growth rates of successful smaller companies. Value investing requires the portfolio manager to identify companies that may be experiencing market or financial weakness but are expected to achieve aggressive goals. If the fund acquires shares of companies that cannot achieve their goals or if the markets do not recognize any improvement in the value of those shares, the fund may lose money. Because of these and other risks, the success of the fund's investment strategies depends largely on the portfolio managers' skills in assessing the potential of the stocks the fund buys.

Because the fund may invest in U.S. companies with some international business, and also may invest in foreign companies, it is subject to the risks associated with international investing.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

INFORMATION ON OTHER SECURITIES AND RISKS APPEARS ON PAGE 25.

A "SNAPSHOT" OF THE FUND'S INVESTMENTS MAY BE FOUND IN THE CURRENT ANNUAL OR SEMIANNUAL REPORT (SEE BACK COVER).

[GRAPHIC]

WHY LARGE-CAP VALUE INVESTING?

Large-cap stocks, such as those in which the fund invests, tend to have the potential for capital appreciation but do not tend to experience the volatility of stocks of smaller companies, especially those smaller companies that do not pay dividends. A company's "cap" size, or market capitalization, refers to the value of the company's publicly traded stock.

Unlike many smaller companies, large-cap companies typically occupy leading positions in their respective markets, and many are household names. As a result, they tend to have access to financial resources that can help them preserve and expand product markets, introduce new products, make strategic acquisitions and grow revenues and profits.

Dividend stocks generally mitigate short-term volatility by supporting a stock's value during economic downturns. Even when market conditions make capital appreciation appear unlikely, dividend stocks may remain attractive to investors because of their current income.

Investments in value stocks also help mitigate volatility in a fund's portfolio. Prices of stocks that are undervalued generally are affected by investor perceptions of the issuing company itself. Those perceptions usually do not vary significantly from one day to the next. In contrast, prices of growth stocks tend to be more sensitive to market movements, and thus, can be more susceptible to market volatility.

VOLATILITY AND PERFORMANCE

[CHART]

                                                                        YEARS ENDED DECEMBER 31
                                       --------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1994     1995     1996     1997     1998    1999     2000    2001     2002       2003
-----------------------------------------------------------------------------------------------------------------------------
                                       (4.94%)  33.95%   21.57%   27.17%   16.91%  (2.31%)  13.73%   1.43%   (22.33%)    35.45%


BEST QUARTER: second quarter 2003, up 21.85%
WORST QUARTER: third quarter 2002, down 21.39%
RETURN FROM 1/1/04 TO 9/30/04 (NOT ANNUALIZED): UP 4.02%


AVERAGE ANNUAL TOTAL RETURN (AT MAXIMUM APPLICABLE SALES CHARGE)                              AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------
                                                                                        1 YEAR        5 YEARS       10 YEARS
     CLASS A (%)         Return Before Taxes                                             27.66          1.98          9.76
                         Return After Taxes on Distributions                             27.31          0.04          7.38
                         Return After Taxes on Distributions and Sale of Fund Shares     17.98          0.73          7.32
     CLASS B(1) (%)(a)   Return Before Taxes                                             29.54          2.15          9.63
     CLASS B (%)         Return Before Taxes                                             29.41          2.15          9.63
     CLASS C (%)         Return Before Taxes                                             33.44          2.43          9.62
     CLASS S (%)         Return Before Taxes                                             35.85          3.51         10.74
     S&P 500 INDEX (%)
                         Return Before Taxes                                             28.68         (0.57)        11.01
     RUSSELL 1000(R) VALUE INDEX (%)
                         Return Before Taxes                                             30.03          3.56         11.88
     LIPPER LARGE-CAP VALUE FUNDS INDEX (%)
                         Return Before Taxes                                             28.00          1.20         10.05

(a) PERFORMANCE FOR CLASS B(1) REFLECTS CLASS B PERFORMANCE THROUGH DECEMBER 31, 1998. CLASS B(1) WAS INTRODUCED ON JANUARY 1, 1999.

[GRAPHIC]

UNDERSTANDING VOLATILITY AND PERFORMANCE

The bar chart and table on the opposite page are designed to show two aspects of the fund's track record:

- YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The bar chart includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

- AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

Three different measures of average annual total return are shown: (1) Return Before Taxes, (2) Return After Taxes on Distributions (Pre-Liquidation) and (3) Return After Taxes on Distributions and Sale of Fund Shares (Post-Liquidation). After-tax returns are shown only for Class A shares. The after-tax returns for the other classes will vary.

RETURN BEFORE TAXES includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

RETURN AFTER TAXES ON DISTRIBUTIONS includes the effects of fund expenses, applicable federal taxes with respect to distributions, and maximum sales charges for Class A shares, and assumes that you continue to hold your shares at the end of the period.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES includes the effects of fund expenses, applicable federal taxes with respect to distributions and any gain or loss realized upon sale of your shares, and maximum sales charges for Class A shares, and assumes that you sold all of your shares at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Also included are three independent measures of performance. Two are unmanaged indices: the S&P 500 (officially, the "S&P 500 Composite Stock Price Index"), which includes 500 domestic stocks, and the Russell 1000(R) Value Index, which contains only those stocks within the complete Russell 1000(R) Index (a large company index) that show below average growth. The Lipper Large-Cap Value Funds Index shows the performance of a category of mutual funds with similar goals. This index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effect of sales charges. Also, even if your stock portfolio were identical to the S&P 500 or the Russell 1000(R) Value, your returns would always be lower, because these indices do not include brokerage or administrative expenses.

Also, the returns in both the bar chart and the table would have been lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

Keep in mind that past performance (before or after taxes) is no guarantee of future results.

INVESTOR EXPENSES

                                                                              CLASS DESCRIPTIONS BEGIN ON PAGE 10
                                                                     ------------------------------------------------------
SHAREHOLDER FEES (% OF OFFERING PRICE)                              CLASS A      CLASS B(1)    CLASS B    CLASS C   CLASS S
---------------------------------------------------------------------------------------------------------------------------
                         Maximum front-end sales charge (load)       5.75(a)        0.00         0.00       0.00      0.00
                         Maximum deferred sales charge (load)        0.00(a)        5.00         5.00       1.00      0.00

ANNUAL FUND OPERATING EXPENSES (% OF AVERAGE NET ASSETS)            CLASS A      CLASS B(1)    CLASS B    CLASS C   CLASS S
---------------------------------------------------------------------------------------------------------------------------
                         Management fee                              0.65           0.65         0.65       0.65      0.65
                         Service/distribution (12b-1) fees           0.30(b)        1.00         1.00       1.00      0.00
                         Other expenses                              0.69           0.69         0.69       0.69      0.69
                                                                     ----           ----         ----       ----      ----
                         TOTAL ANNUAL FUND OPERATING EXPENSES*       1.64           2.34         2.34       2.34      1.34
                                                                     ====           ====         ====       ====      ====
                         * BECAUSE SOME OF THE FUND'S EXPENSES
                           HAVE BEEN SUBSIDIZED OR REDUCED
                           THROUGH EXPENSE OFFSET ARRANGEMENTS,
                           ACTUAL TOTAL OPERATING EXPENSES FOR
                           THE PRIOR YEAR WERE:                      1.30           2.00         1.25(c)    2.00      1.00

                         THE FUND EXPECTS THE EXPENSE SUBSIDY AND EXPENSE OFFSET ARRANGEMENTS TO CONTINUE THROUGH THE CURRENT FISCAL YEAR, ALTHOUGH THERE IS NO GUARANTEE THAT THEY WILL.

EXAMPLE                  YEAR                                        CLASS A      CLASS B(1)      CLASS B      CLASS C   CLASS S
--------------------------------------------------------------------------------------------------------------------------------
                         1                                           $   732     $737/$237      $737/$237     $337/$237  $   136
                         3                                           $ 1,063    $1,030/$730    $1,030/$730      $730     $   425
                         5                                           $ 1,415   $1,450/$1,250  $1,450/$1,250    $1,250    $   734
                         10                                          $ 2,407      $2,502         $2,502        $2,676    $ 1,613

(a) EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE PAGE 12.
(b) THE TRUSTEES MAY INCREASE THE CURRENT SERVICE/DISTRIBUTION FEE RATE SHOWN FOR CLASS A SHARES AT ANY TIME, PROVIDED THAT THE FEES DO NOT EXCEED A MAXIMUM OF 0.40%.

(c) REFLECTS PARTIAL WAIVER OF THE RULE 12b-1 FEES. THE FUND EXPECTS THE WAIVER TO CONTINUE THROUGH THE CURRENT FISCAL YEAR, ALTHOUGH THERE IS NO GUARANTEE THAT IT WILL.

[GRAPHIC]

UNDERSTANDING INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund. The information is based on the fund's most recent fiscal year and current results may be different.

- SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

- ANNUAL FUND OPERATING EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

- THE EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A shares after eight years.

When two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. When there is only one number, the costs would be the same either way.

The figures in the example assume full annual expenses, and would be lower if they reflected the various expense reductions that may have been taken.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

[GRAPHIC]

INVESTMENT MANAGEMENT

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.65% of average net assets, annually) as compensation. The investment manager is a subsidiary of MetLife, Inc.

MetLife has entered into an agreement to sell State Street Research & Management Company and State Street Research Investment Services, Inc., the fund's distributor, as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc. The acquisition by BlackRock of MetLife's asset management business will occur at a closing that is expected to take place during the first quarter of 2005. BlackRock is one of the largest publicly traded investment management firms in the United States. Based in New York, BlackRock is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc. and currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

It is anticipated that, in connection with the acquisition, the fund will be reorganized into the BlackRock Large-Cap Value Equity Portfolio, a series of BlackRock Funds (the "BlackRock Fund"), to which BlackRock Advisors, Inc., a wholly owned subsidiary of BlackRock, serves as investment adviser. The Board of Trustees of each of the fund and the BlackRock Fund has approved an Agreement and Plan of Reorganization between the fund and the BlackRock Fund. A Special Meeting of Shareholders of the fund at which shareholders will be asked to consider and approve the Agreement and Plan of Reorganization is anticipated to take place in December 2004.

If the proposed reorganization is approved by shareholders of the fund, the BlackRock Fund would acquire substantially all of the assets and liabilities of the fund. In exchange, shareholders of the fund would receive shares of the BlackRock Fund with an aggregate value equivalent to the aggregate net asset value of their fund shares at the time of the transaction. If the proposed reorganization is not approved by shareholders of the fund, the Board of Trustees of the fund will need to consider other alternatives relating to the management and operations of the fund, including, without limitation, seeking an alternative investment adviser for the fund or liquidating the fund.

Peter A. Zuger and Arthur J. Barry are the portfolio managers of the fund. Mr. Zuger has been responsible for the day-to-day management of the fund since October 1998. Mr. Zuger, a managing director, joined the firm in 1998 and has worked as an investment professional since 1976. Mr. Barry, a senior vice president, joined the firm in 2003 and has managed the fund since then. During the past five years he has also served as a senior portfolio manager at Invesco Capital Management, and as a vice president and lead portfolio manager at Federated Research Corp.

YOUR INVESTMENT

[GRAPHIC]

OPENING AN ACCOUNT

If you are opening an account through a financial professional, the or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[GRAPHIC]

CHOOSING A SHARE CLASS

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through financial professionals, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

CLASS A -- FRONT LOAD

-   Initial sales charge of 5.75% or less

- Lower sales charges for larger investments; see sales charge schedule at right

- Lower annual expenses than Class B(1) or Class C shares because of lower service/distribution (12b-1) fee of up to 0.40%

CLASS B(1) -- BACK LOAD

-   No initial sales charge

-   Deferred sales charge of 5% or less on shares you sell within six years

-   Maximum initial investment of $49,999

-   Annual service/distribution (12b-1) fee of 1.00%

- Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS B -- BACK LOAD

- Available only to current Class B shareholders; see page 13 for details

CLASS C -- LEVEL LOAD

-   No initial sales charge

- Deferred sales charge of 1%, paid if you sell shares within one year of purchase

-   Lower deferred sales charge than Class B(1) shares

-   Annual service/distribution (12b-1) fee of 1.00%

- No conversion to Class A shares after eight years, so annual expenses do not decrease

CLASS S -- SPECIAL PROGRAMS

- Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

-   No sales charges of any kind

- No service/distribution (12b-1) fees; annual expenses are lower than other share classes'

SALES CHARGES

CLASS A -- FRONT LOAD

                         THIS % IS              WHICH EQUALS
                         DEDUCTED               THIS % OF
WHEN YOU INVEST          FOR SALES              YOUR NET
THIS AMOUNT              CHARGES                INVESTMENT
------------------------------------------------------------
Up to $50,000               5.75                    6.10
$50,000 to $100,000         4.50                    4.71
$100,000 to $250,000        3.50                    3.63
$250,000 to $500,000        2.50                    2.56
$500,000 to $1 million      2.00                    2.04
$1 million or more                  see below

With Class A shares, you pay a sales charge only when you buy shares.

The sales charge decreases as the size of your investment reaches certain levels, called breakpoints. There are several ways to combine your purchases of certain State Street Research Funds in order to take advantage of the breakpoint discounts shown in the table above. Two of these methods are:

LETTER OF INTENT A letter of intent allows you to pay the sales charge on Class A shares that you buy over a 13-month period as if all purchases were made at once. To take advantage of the reduced sales charge, you must agree to invest at least $50,000 in the fund during this period. To reach this minimum investment amount, you may include purchases you make up to 90 days prior to signing the letter of intent, purchases of Class A shares in certain other eligible State Street Research Funds, as well as the value (at the current offering price) of any Class A shares owned by you or your family members at the time you sign the letter. The letter of intent is not binding, but if you do not complete the agreed-upon investment, you will be required to pay the customary sales charge.

RIGHT OF ACCUMULATION A right of accumulation allows you to combine the value of any Class A shares in the fund (or other eligible State Street Research Funds) that you or your family members already own (determined at the current offering price) with the amount of your purchase for purposes of calculating your initial sales charge.

If you'd like to take advantage of any of the breakpoint discounts described above, please inform State Street Research or your financial professional. Also, if you intend to combine share holdings in order to take advantage of the breakpoints, you may be required to provide us with documentation, such as account statements, that show the number of shares you own in State Street Research funds and the date on which you purchased them. Please be sure you have copies of these records available should they be needed.

For more information on breakpoint discounts and how to take advantage of them, please see the Statement of Additional Information for the fund, or visit our website: www.ssrfunds.com.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any shares within one year of purchasing them. See "Other CDSC Policies" on page 14.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

CLASS B(1) -- BACK LOAD

                           THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES       AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU     OF SALE, IF LOWER) IS DEDUCT-
BOUGHT THEM                ED FROM YOUR PROCEEDS
--------------------------------------------------------
First year                           5.00
Second year                          4.00
Third year                           3.00
Fourth year                          3.00
Fifth year                           2.00
Sixth year                           1.00
Seventh or eighth year               None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 14.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

CLASS B -- BACK LOAD

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 14.

Class B shares automatically convert to Class A shares after eight years.

CLASS C -- LEVEL LOAD

                           THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES       AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU     OF SALE, IF LOWER) IS DEDUCT-
BOUGHT THEM                ED FROM YOUR PROCEEDS
--------------------------------------------------------
First year                           1.00
Second year or later                 None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" below.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

CLASS S -- SPECIAL PROGRAMS

Class S shares have no sales charges.

OTHER CDSC POLICIES

The CDSC will be based on the net asset value of the shares at the time of purchase (or of sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[GRAPHIC]

UNDERSTANDING SERVICE/DISTRIBUTION FEES

As noted in the descriptions on pages 11 through 14, all share classes except Class S have an annual service/distribution fee, also called a 12b-1 fee.

The fund may pay certain service and distribution fees for a class out of fund assets, as allowed under the 12b-1 plan for the class. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fees are used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' commissions are calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

[GRAPHIC]

FINANCIAL PROFESSIONAL COMPENSATION

Financial professionals (including brokers, dealers, financial planners, investment advisers, retirement plan administrators and other intermediaries) who sell shares of the State Street Research funds and/or perform services may receive sales commissions, annual fees and other compensation. The fund's distributor makes these payments to financial professionals using money from sales charges and service/distribution (12b-1) fees as shown on the table to the right. In addition, the distributor or its affiliates may make payments to financial professionals out of their own resources. These additional payments may be significant. They are generally based on a percentage of the value of fund shares held by customers of the financial professional, the amount of sales of fund shares by the financial professional over a specified period or a fixed per account fee. These payments may be made to financial professionals for selling shares of the fund and/or for services provided, such as marketing support, recordkeeping, sub-accounting and other administrative services. The financial professionals receiving these payments may include affiliates of the distributor, including MetLife Securities, Inc. You may obtain further information about these payments in the statement of additional information
(SAI) or from your financial professional.

Brokers, agents and other financial professionals may charge a transaction fee on orders of fund shares placed directly through them.


FINANCIAL PROFESSIONAL COMPENSATION(%)   CLASS A        CLASS B(1)      CLASS B   CLASS C    CLASS S
----------------------------------------------------------------------------------------------------
Sales commission                        See below         4.00           4.00      1.00       0.00
  Investments up to $50,000               5.00              --             --        --         --
  $50,000 to $100,000                     4.00              --             --        --         --
  $100,000 to $250,000                    3.00              --             --        --         --
  $250,000 to $500,000                    2.00              --             --        --         --
  $500,000 to $1 million                  1.75              --             --        --         --
  $1 million and over(a)
      First $1 million to 3 million       1.00              --             --        --         --
      Next $2 million                     0.75              --             --        --         --
      Next $2 million                     0.50              --             --        --         --
      Amount over $7 million              0.25              --             --        --         --
Annual fee                                0.25            0.25(b)        0.25(b)   1.00(b)    0.00


(a) IF YOUR FINANCIAL PROFESSIONAL DECLINES THIS COMMISSION, THE ONE-YEAR CDSC ON YOUR INVESTMENT IS WAIVED.

(b) COMMENCING ONE YEAR FOLLOWING PURCHASE.

BUYING AND SELLING SHARES

[GRAPHIC]

POLICIES FOR BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

-   $1,000 for accounts that use the Investamatic program(a)
-   $2,000 for Individual Retirement Accounts(a)
-   $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

-   $50 for any account

Complete a fund application. You can avoid future inconvenience by signing up now for any services you might later use.

The fund may vary the minimums for initial or subsequent investments in the case of, for example, investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, investments through managed fee-based programs (e.g., wrap-fee or similar programs) or so-called fund supermarkets, or through programs of financial professionals involving recordkeeping and other services.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the next day the fund is open for regular business, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same day wire investment. Your bank may charge a fee for wiring money.

SHAREHOLDER IDENTIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, State Street Research or your financial professional will ask for your name, address, date of birth, and other information that will allow State Street Research to verify your identity.

The fund will not open an account if the required identifying information is not provided with the account application. If the required information is obtained after receipt of an incomplete application, the investment will be accepted and your request will be executed at the closing share price next determined after all such information is received. The fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity within an established timeframe of receiving the application will be performed. If the fund is unable to verify your identity it reserves the right to liquidate the account and to remit your proceeds by check.

     (a) EXCEPT $500 FOR INDIVIDUAL RETIREMENT ACCOUNTS DURING SPECIAL PROMOTIONAL PERIODS.

INSTRUCTIONS FOR BUYING SHARES

                         TO OPEN AN ACCOUNT                                        TO ADD TO AN ACCOUNT
[GRAPHIC]                Consult your financial professional or your program       Consult your financial professional or your
                         materials.                                                program materials.
THROUGH A PROFESSIONAL
OR PROGRAM

BY MAIL                  Make your check payable to "State Street Research         Fill out an investment slip from an account
                         Funds." Forward the check and your application to State   statement, or indicate the fund name and
[GRAPHIC]                Street Research.                                          account number on your check. Make your check
                                                                                   payable to "State Street Research Funds."
                                                                                   Forward the check and slip to State Street
                                                                                   Research.

[GRAPHIC]                Call to obtain an account number and forward your         Call State Street Research to obtain a control
                         application to State Street Research. Wire funds using    number. Instruct your bank to wire funds to:
BY FEDERAL FUNDS WIRE    the instructions at right.                                - State Street Bank and Trust Company,
                                                                                     Boston, MA
                                                                                   - ABA: 011000028
                                                                                   - BNF: fund name and share class you want to
                                                                                     buy
                                                                                   - AC: 99029761
                                                                                   - OBI: your name and your account number
                                                                                   - Control: the number given to you by State
                                                                                     Street Research

BY ELECTRONIC FUNDS      Verify that your bank is a member of the ACH (Automated   Call State Street Research to verify that the
TRANSFER (ACH)           Clearing House) system. Forward your application to       necessary bank information is on file for your
                         State Street Research. Please be sure to include the      account. If it is, you may request a transfer
[GRAPHIC]                appropriate bank information. Call State Street           by telephone or Internet. If not, please ask
                         Research to request a purchase.                           State Street Research to provide you with an
                                                                                   EZ Trader application.

[GRAPHIC]                Forward your application, with all appropriate sections   Call State Street Research to verify that
                         completed, to State Street Research, along with a check   Investamatic is in place on your account, or
BY INVESTAMATIC          for your initial investment payable to "State Street      to request a form to add it. Investments are
                         Research Funds."                                          automatic once Investamatic is in place.

BY EXCHANGE              Read the prospectus for the fund into which you are ex-   Read the prospectus for the fund into which
                         changing. Call State Street Research or visit our web     you are exchanging. Call State Street Research
[GRAPHIC]                site.                                                     or visit our web site.

     STATE STREET RESEARCH SERVICE CENTER PO BOX 8408, BOSTON, MA 02266-8408
                            INTERNET www.ssrfunds.com
                 CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637)
               (BUSINESS DAYS 8:00 A.M. - 6:00 P.M., EASTERN TIME)

[GRAPHIC]

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

-   you are selling more than $100,000 worth of shares

-   the name or address on the account has changed within the last 30 days

- you want the proceeds to go to a name or address not on the account registration

- you are transferring shares to an account with a different registration or share class

- you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

    CORPORATE ACCOUNTS: certified copy of a corporate resolution

    FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the next day the fund is open for regular business, at that day's closing share price.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

OVERNIGHT DELIVERY A shareholder may request that redemption proceeds be sent by check via overnight delivery. A $10 fee will be deducted from either the shareholder's remaining account balance or from the proceeds of the redemption.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

INSTRUCTIONS FOR SELLING SHARES

                         TO SELL SOME OR ALL OF YOUR SHARES
[GRAPHIC]                Consult your financial professional or your program
                         materials.
THROUGH A PROFESSIONAL
OR PROGRAM

BY MAIL                  Send a letter of instruction, an endorsed stock power
                         or share certificates (if you hold certificate shares)
[GRAPHIC]                to State Street Research. Specify the fund, the account
                         number and the dollar value or number of shares. Be
                         sure to include all necessary signatures and any
                         additional documents, as well as signature guarantees
                         if required (see facing page).

[GRAPHIC]                Check with State Street Research to make sure that a
                         wire redemption privilege, including a bank
BY FEDERAL FUNDS WIRE    designation, is in place on your account. Once this is
                         established, you may place your request to sell shares
                         with State Street Research. Proceeds will be wired to
                         your pre-designated bank account. (See "Wire
                         Transactions" on facing page).

BY ELECTRONIC FUNDS      Check with State Street Research to make sure that the
TRANSFER (ACH)           EZ Trader feature, including a bank designation, is in
                         place on your account. Once this is established, you
[GRAPHIC]                may place your request to sell shares with State Street
                         Research by telephone or Internet. Proceeds will be
                         sent to your pre-designated bank account.

[GRAPHIC]                Visit our web site. Certain limitations may apply.

BY INTERNET

BY TELEPHONE             As long as the transaction does not require a written
                         request (see facing page), you or your financial
[GRAPHIC]                professional can sell shares by calling State Street
                         Research. A check will be mailed to your address of
                         record on the following business day.

[GRAPHIC]                Read the prospectus for the fund into which you are
                         exchanging. Call State Street Research or visit our web
BY EXCHANGE              site.

BY SYSTEMATIC            See plan information on page 24.
WITHDRAWAL PLAN

[GRAPHIC]

     STATE STREET RESEARCH SERVICE CENTER PO BOX 8408, BOSTON, MA 02266-8408
                            INTERNET www.ssrfunds.com
                 CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637)
               (BUSINESS DAYS 8:00 A.M. - 6:00 P.M., EASTERN TIME)

ACCOUNT POLICIES

[GRAPHIC]

TELEPHONE AND INTERNET REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges or redemptions on your account. For your protection, all telephone calls are recorded.

You may also use our web site for submitting certain requests over the Internet.

As long as State Street Research takes certain measures to authenticate requests over the telephone or Internet for your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. Similarly, you may choose not to use the Internet for your account. The fund may suspend or eliminate the telephone or Internet privileges at any time.

EXCHANGE PRIVILEGES AND FREQUENT TRADING POLICIES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment. For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Frequent trading into and out of a fund can harm all fund shareholders by disrupting the fund's investment strategies, increasing fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The fund is designed for long-term investors, and is not intended for market timing or other disruptive trading activities. The fund's Trustees have approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their fund investments as their financial needs or circumstances change.

The fund generally limits each shareholder account to six significant "round trips" per fund per calendar year. For purposes of this policy, a "round trip" is a movement out of a fund (by way of redemption or the exchange privilege) and back into the same fund (by way of purchase or the exchange privilege). Also, a round trip is "significant" if both movements exceed a dollar amount used by State Street Research as a benchmark for identifying trades that may be disruptive to the fund. State Street Research has discretion to interpret this policy and may waive unintentional or minor violations if it determines that doing so does not harm the interest of fund shareholders. This policy does not apply to trading through the Investamatic program, the Systematic Withdrawal Plan or the Systematic Exchange Plan.

In addition to this specific policy, the fund reserves the right to reject or restrict purchase or exchange requests for any other reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the fund nor State Street Research will be liable for any losses resulting from rejected purchase or exchange orders. State Street Research may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with State Street Research funds or restrict their current accounts to redemptions.

Although the fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the fund. The ability of the fund to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the fund. In addition, the exchange limit may be modified for accounts in certain so-called supermarket programs and retirement plans because of plan exchange limits or Department of Labor regulations.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- In response to unusual market, political or other conditions, the fund may open for business and calculate its net asset value on days and at times that are different than described above

- Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs may be changed from time to time without further notice or supplement to this prospectus

-   All orders to purchase shares are subject to acceptance by the fund

- At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

- The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

-   The fund reserves the right to redeem in kind

- Orders received prior to the close of regular trading on the New York Stock Exchange by dealers or other intermediaries that have been authorized to accept orders on the fund's behalf will be treated as if the orders had been received by State Street Research the same day and will be executed at that day's closing share price

- Each dealer's agreement with the distributor permits the dealer to transmit orders received by the dealer or its designee prior to the close of regular trading on the New York Stock Exchange to State Street Research after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the dealer or its designee

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

[GRAPHIC]

TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

- investing a large amount in the fund close to the end of its fiscal year or a calendar year (if the fund makes a distribution, you will receive some of your investment back as a taxable distribution)

- selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)

DISTRIBUTIONS AND TAXES

[GRAPHIC]

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund typically distributes any net income and net capital gains to shareholders in December. The fund's fiscal year end is June 30.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains -- in most cases, at a different rate from that which applies to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 28% (31% for amounts paid after December 31, 2010) of your distributions and proceeds if you have not provided complete, correct taxpayer information.

INVESTOR SERVICES

[GRAPHIC]

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZTRADER This service allows you to purchase or sell fund shares by telephone or over the Internet through the ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

SYSTEMATIC EXCHANGE This plan allows you to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and any other funds must meet minimum initial investment requirements.

CALL 1-87-SSR-FUNDS (1-877-773-8637) FOR INFORMATION ON ANY OF THE SERVICES DESCRIBED ABOVE.

OTHER INFORMATION

[GRAPHIC]

OTHER SECURITIES AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

RESTRICTED OR ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

FOREIGN INVESTMENTS Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

INTERNATIONAL EXPOSURE Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

SHORT-TERM TRADING While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability if there are capital gains. In addition, foreign securities generally involve higher transaction costs per share traded.

BONDS The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund.

DEFENSIVE INVESTING The fund may take temporary defensive positions at times to avoid losses in response to adverse market, economic, political or other conditions. At such times, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

FINANCIAL HIGHLIGHTS

THESE HIGHLIGHTS ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S PERFORMANCE OVER THE PAST FIVE YEARS. THE INFORMATION IN THESE TABLES FOR THE FISCAL YEARS ENDED JUNE 30, 2003, AND JUNE 30, 2004, HAS BEEN AUDITED BY DELOITTE & TOUCHE LLP, THE FUND'S INDEPENDENT ACCOUNTANTS. THE INFORMATION IN THESE TABLES FOR THE PERIODS THROUGH JUNE 30, 2002 WAS AUDITED BY PRICEWATERHOUSECOOPERS LLP, THE FUND'S INDEPENDENT ACCOUNTANTS DURING THOSE PERIODS. THE ACCOUNTANTS' REPORT AND THE FUND'S FINANCIAL STATEMENTS ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST. TOTAL RETURN FIGURES ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.


                                                             CLASS A                                   CLASS B(1)
                                              ----------------------------------------------------------------------------------
                                                        YEARS ENDED JUNE 30                        YEARS ENDED JUNE 30
                                              ----------------------------------------------------------------------------------
PER SHARE DATA(a)                             2004      2003    2002    2001    2000    2004      2003    2002    2001    2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          13.33   13.51   16.84   14.57   21.30     12.64   12.89   16.21   14.09    20.76
                                              -------  ------  ------  ------  ------   -------  ------  ------  ------   ------
   Net investment income (loss) ($)*             0.13    0.11    0.05    0.10    0.18      0.02    0.02   (0.05)  (0.02)    0.06
   Net realized and unrealized gain
     (loss) on investments ($)                   3.05   (0.21)  (2.23)   2.71   (2.75)     2.89   (0.21)  (2.13)   2.61    (2.67)
                                              -------  ------  ------  ------  ------   -------  ------  ------  ------   ------
TOTAL FROM INVESTMENT OPERATIONS ($)             3.18   (0.10)  (2.18)   2.81   (2.57)     2.91   (0.19)  (2.18)   2.59    (2.61)
                                              -------  ------  ------  ------  ------   -------  ------  ------  ------   ------
   Dividends from net investment income ($)     (0.12)  (0.02)  (0.01)  (0.08)  (0.20)       --      --      --   (0.01)   (0.10)
   Distributions from capital gains ($)            --   (0.06)  (1.14)  (0.46)  (3.96)       --   (0.06)  (1.14)  (0.46)   (3.96)
                                              -------  ------  ------  ------  ------   -------  ------  ------  ------   ------
TOTAL DISTRIBUTIONS ($)                         (0.12)  (0.08)  (1.15)  (0.54)  (4.16)       --   (0.06)  (1.14)  (0.47)   (4.06)
                                              -------  ------  ------  ------  ------   -------  ------  ------  ------   ------
NET ASSET VALUE, END OF YEAR ($)                16.39   13.33   13.51   16.84   14.57     15.55   12.64   12.89   16.21    14.09
                                              =======  ======  ======  ======  ======   =======  ======  ======  ======   ======
Total return (%)(b)                             23.93   (0.67) (13.71)  19.50  (13.68)    23.02   (1.40) (14.33)  18.66   (14.33)

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)        89,506  55,022  68,034  63,751  52,086    29,062  20,565  22,769  15,995    7,504
Expense ratio (%)*                               1.30    1.31    1.31    1.31    1.27      2.00    2.01    2.01    2.01     2.01
Expense ratio after expense reductions (%)*      1.29    1.30    1.30    1.29    1.26      1.99    2.00    2.00    1.99     2.00
Ratio of net investment income (loss) to
 average net assets (%)*                         0.84    0.88    0.33    0.62    1.11      0.15    0.19   (0.38)  (0.12)    0.39
Portfolio turnover rate (%)                     37.41   45.22   52.21   82.10   80.37     37.41   45.22   52.21   82.10    80.37
* REFLECTS VOLUNTARY REDUCTION OF
  EXPENSES OF THESE AMOUNTS (%)                  0.34    0.38    0.39    0.32    0.24      0.34    0.38    0.38    0.29     0.24

(a) PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.

(b) DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES. TOTAL RETURN WOULD BE LOWER IF THE DISTRIBUTOR AND ITS AFFILIATES HAD NOT VOLUNTARILY REDUCED A PORTION OF THE FUND'S EXPENSES.

                                                             CLASS B                                    CLASS C
                                              ----------------------------------------------------------------------------------
                                                        YEARS ENDED JUNE 30                        YEARS ENDED JUNE 30
                                              ----------------------------------------------------------------------------------
PER SHARE DATA(a)                             2004      2003    2002    2001    2000    2004      2003    2002    2001    2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          12.68   12.92   16.26   14.12   20.77     12.67   12.91   16.26   14.13    20.78
                                              -------  ------  ------  ------  ------   -------  ------  ------  ------   ------
   Net investment income (loss) ($)*             0.12    0.02   (0.05)  (0.01)   0.06      0.02    0.02   (0.05)  (0.02)    0.06
   Net realized and unrealized gain
     (loss) on investments ($)                   2.91   (0.20)  (2.15)   2.62   (2.67)     2.90   (0.20)  (2.16)   2.62    (2.66)
                                              -------  ------  ------  ------  ------   -------  ------  ------  ------   ------
TOTAL FROM INVESTMENT OPERATIONS ($)             3.03   (0.18)  (2.20)   2.61   (2.61)     2.92   (0.18)  (2.21)   2.60    (2.60)
                                              -------  ------  ------  ------  ------   -------  ------  ------  ------   ------
   Dividends from net investment income ($)        --      --      --   (0.01)  (0.08)       --      --      --   (0.01)   (0.09)
   Distributions from capital gains ($)            --   (0.06)  (1.14)  (0.46)  (3.96)       --   (0.06)  (1.14)  (0.46)   (3.96)
                                              -------  ------  ------  ------  ------   -------  ------  ------  ------   ------
TOTAL DISTRIBUTIONS ($)                            --   (0.06)  (1.14)  (0.47)  (4.04)       --   (0.06)  (1.14)  (0.47)   (4.05)
                                              -------  ------  ------  ------  ------   -------  ------  ------  ------   ------
NET ASSET VALUE, END OF YEAR ($)                15.71   12.68   12.92   16.26   14.12     15.59   12.67   12.91   16.26    14.13
                                              =======  ======  ======  ======  ======   =======  ======  ======  ======   ======
Total return (%)(b)                             23.50   (1.32) (14.36)  18.66  (14.33)    23.05   (1.32) (14.48)  18.69   (14.30)

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)        16,005  17,844  25,703  34,880  33,392     6,109   4,052   4,944   3,074    1,189
Expense ratio (%)*                               1.34    2.01    2.01    2.01    2.01      2.00    2.01    2.01    2.01     2.01
Expense ratio after expense reductions (%)*      1.33    2.00    2.00    1.99    2.00      1.99    2.00    2.00    1.99     2.00
Ratio of net investment income (loss) to
  average net assets (%)*                        0.84    0.20   (0.36)  (0.07)   0.37      0.14    0.20   (0.38)  (0.14)    0.36
Portfolio turnover rate (%)                     37.41   45.22   52.21   82.10   80.37     37.41   45.22   52.21   82.10    80.37
* REFLECTS VOLUNTARY REDUCTION OF
  EXPENSES OF THESE AMOUNTS (%)                  0.35    0.38    0.40    0.33    0.24      0.34    0.38    0.37    0.28     0.24

                                                                          CLASS S
                                              --------------------------------------------------------------
                                                                   YEARS ENDED JUNE 30
                                              --------------------------------------------------------------
PER SHARE DATA(a)                               2004          2003         2002         2001        2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)             13.35        13.53        16.81        14.54        21.26
                                              ----------   ----------   ----------   ----------   ----------
   Net investment income ($)*                       0.18         0.13         0.10         0.15         0.22
   Net realized and unrealized gain
     (loss) on investments ($)                      3.05        (0.20)       (2.22)        2.69        (2.74)
                                              ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS ($)                3.23        (0.07)       (2.12)        2.84        (2.52)
                                              ----------   ----------   ----------   ----------   ----------
   Dividends from net investment income ($)        (0.16)       (0.05)       (0.02)       (0.11)       (0.24)
   Distributions from capital gains ($)               --        (0.06)       (1.14)       (0.46)       (3.96)
                                              ----------   ----------   ----------   ----------   ----------
TOTAL DISTRIBUTIONS ($)                            (0.16)       (0.11)       (1.16)       (0.57)       (4.20)
                                              ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR ($)                   16.42        13.35        13.53        16.81        14.54
                                              ==========   ==========   ==========   ==========   ==========
Total return (%)(b)                                24.26        (0.37)      (13.41)       19.89       (13.42)

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)           13,825       11,152       15,038       18,226       17,038
Expense ratio (%)*                                  1.00         1.01         1.01         1.01         1.01
Expense ratio after expense reductions (%)*         0 99         1.00         1.00         0.99         1.00
Ratio of net investment income to
  average net assets (%)*                           1.16         1.15         0.64         0.93         1.36
Portfolio turnover rate (%)                        37.41        45.22        52.21        82.10        80.37
* REFLECTS VOLUNTARY REDUCTION OF
  EXPENSES OF THESE AMOUNTS (%)                     0.34         0.37         0.40         0.33         0.24

(a) PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
(b) DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES. TOTAL RETURN WOULD BE LOWER IF THE DISTRIBUTOR AND ITS AFFILIATES HAD NOT VOLUNTARILY REDUCED A PORTION OF THE FUND'S EXPENSES.

BOARD OF TRUSTEES

[GRAPHIC]

The Board of Trustees is responsible for supervising the operation of the fund. It establishes the fund's major policies, reviews investments, and provides guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

RICHARD S. DAVIS
CHAIRMAN OF THE BOARD, PRESIDENT AND
CHIEF EXECUTIVE OFFICER,
State Street Research & Management
Company

BRUCE R. BOND
FORMER CHAIRMAN OF THE BOARD,
CHIEF EXECUTIVE OFFICER
AND PRESIDENT,
PictureTel Corporation

PETER S. DROTCH
FORMER PARTNER,
PricewaterhouseCoopers LLP

STEVE A. GARBAN
FORMER SENIOR VICE PRESIDENT FOR FINANCE
AND OPERATIONS AND TREASURER,
The Pennsylvania State University

SUSAN M. PHILLIPS

DEAN, School of Business and Public
Management, George Washington University;
FORMER MEMBER of the Board of Governors of the Federal Reserve System and CHAIRMAN and COMMISSIONER of the Commodity Futures Trading Commission

TOBY ROSENBLATT
PRESIDENT, Founders Investments Ltd.

PRESIDENT, Pacific Four Investments

MICHAEL S. SCOTT MORTON

JAY W. FORRESTER PROFESSOR OF
MANAGEMENT (EMERITUS), Sloan School of
Management, Massachusetts
Institute of Technology

NOTES

NOTES

NOTES

FOR ADDITIONAL INFORMATION

IF YOU HAVE QUESTIONS ABOUT THE FUND OR WOULD LIKE TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR SAI, CONTACT STATE STREET RESEARCH OR YOUR FINANCIAL PROFESSIONAL.

[STATE STREET RESEARCH LOGO]

Service Center
P.O. Box 8408, Boston, MA 02266-8408
Telephone: 1-87-SSR-FUNDS
(1-877-773-8637)
Internet: www.ssrfunds.com

YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUND, INCLUDING THE SAI AND CERTAIN OTHER FUND DOCUMENTS, ON THE SEC'S EDGAR DATABASE ON THE INTERNET AT www.sec.gov, BY ELECTRONIC REQUEST AT publicinfo@sec.gov, IN PERSON AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC (TELEPHONE 1-202-942-8090) OR BY MAIL BY SENDING YOUR REQUEST, ALONG WITH A DUPLICATING FEE, TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-0102.

You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants on the fund's financial statements.

TICKER SYMBOLS

Class A          SSAVX
Class B(1)       SSVPX
Class B          SSBIX
Class C          SSDVX
Class S          SSVCX

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

PROSPECTUS

SEC File Number: 811-4624

                                                                    LV-3081-1004
                                                 Control Number: (exp1105)SSR-LD

MID-CAP VALUE FUND

NOVEMBER 1, 2004

[STATE STREET RESEARCH LOGO]

[GRAPHIC]

PROSPECTUS

A STOCK FUND WITH A VALUE APPROACH TO MID-CAP INVESTING.

THIS PROSPECTUS HAS INFORMATION YOU SHOULD KNOW BEFORE YOU INVEST. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PENDING SHAREHOLDER APPROVAL AT A SPECIAL MEETING OF SHAREHOLDERS TENTATIVELY SCHEDULED FOR DECEMBER 2004, THE STATE STREET RESEARCH MID-CAP VALUE FUND WILL BE REORGANIZED INTO THE BLACKROCK MID-CAP VALUE EQUITY PORTFOLIO, A SERIES OF BLACKROCK FUNDS. FOR A FREE COPY OF THE COMBINED PROSPECTUS/PROXY STATEMENT REGARDING THE REORGANIZATION, WHICH INCLUDES INFORMATION ON THE BLACKROCK MID-CAP VALUE EQUITY PORTFOLIO, PLEASE CALL 800-441-4472. THE FOREGOING IS NOT AN OFFER TO SELL, NOR A SOLICITATION OF AN OFFER TO BUY, SHARES OF ANY FUND, NOR IS IT A SOLICITATION OF ANY PROXY. READ THE PROSPECTUS/PROXY STATEMENT CAREFULLY BEFORE MAKING ANY INVESTMENT DECISIONS. ALSO, FOR FURTHER INFORMATION ON THE REORGANIZATION, SEE PAGE 8 OF THIS PROSPECTUS.

CONTENTS

         1  THE FUND

         1  Goal and Strategies
         2  Principal Risks
         4  Volatility and Performance
         6  Investor Expenses
         8  Investment Management

        10  YOUR INVESTMENT

        10  Opening an Account
        10  Choosing a Share Class
        11  Sales Charges
        15  Financial Professional Compensation
        16  Buying and Selling Shares
        20  Account Policies
        23  Distributions and Taxes
        24  Investor Services

        25  OTHER INFORMATION

        25  Other Securities and Risks
        27  Financial Highlights
        30  Board of Trustees

Back Cover  FOR ADDITIONAL INFORMATION

THE FUND

[GRAPHIC]

GOAL AND STRATEGIES

FUNDAMENTAL GOAL The fund seeks to provide long-term growth of capital.

PRINCIPAL STRATEGIES Under normal market conditions, the fund invests at least 80% of its net assets in mid-cap stocks and convertible securities.

In choosing among mid-cap stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

The fund considers issuers of mid-cap value stocks to be companies that are comparable in size to the companies in the Russell Midcap(R) Value Index or a similar index. In the future, the fund may define mid-cap companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the investment manager continues to believe that those shares are an attractive investment.

The fund reserves the right to invest up to 20% of net assets in other securities. These may include other types of stocks, such as large-cap stocks and growth stocks. The fund may also invest in bonds, including continued lower rated bonds.

[GRAPHIC]

WHO MAY WANT TO INVEST

State Street Research Mid-Cap Value Fund is designed for investors who seek one or more of the following:

-  a moderately aggressive stock fund for a long-term goal

-  a fund to complement a portfolio of more conservative investments

-  a mid-cap fund that emphasizes value stocks over growth stocks

The fund is not appropriate for investors who:

-  want to avoid even moderate volatility and possible losses

-  are seeking either income or aggressive growth

-  are making short-term investments

-  are investing emergency reserve money

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

For more information about the fund's investments and practices, see page 25.

[GRAPHIC]

PRINCIPAL RISKS

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden and unpredictable drops in value and the potential for periods of lackluster performance.

There also are particular risks associated with investing in mid-cap value stocks. Generally, mid-cap companies have more limited product lines or access to financial resources than larger companies, and may not be as well positioned as many larger companies if there is a significant or prolonged economic decline.

Moreover, value investing requires the portfolio manager to identify companies that may be experiencing market or financial weakness but are expected to achieve aggressive goals. If the fund acquires shares of companies that cannot achieve their goals or if the markets do not recognize any improvement in the value of those shares, the fund may lose money. Because of these and other risks, the success of the fund's investment strategies depends largely on the portfolio manager's skill in assessing the potential of the stocks the fund buys.

Because the fund may invest in U.S. companies with some international business, and also may invest in foreign companies, it is subject to the risks associated with international investing.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

INFORMATION ON OTHER SECURITIES AND RISKS APPEARS ON PAGE 25.

A "SNAPSHOT" OF THE FUND'S INVESTMENTS MAY BE FOUND IN THE CURRENT ANNUAL OR SEMIANNUAL REPORT (SEE BACK COVER).

[GRAPHIC]

WHY MID-CAP VALUE INVESTING?

Mid-cap stocks, such as those in which the fund invests, tend to have the potential for greater capital appreciation than stocks of larger companies while generally not having the volatility of stocks of smaller companies.

Unlike large-cap companies, mid-cap companies usually compete in less mature product and service markets. As a result, they tend to be better able to respond to changes in technology and consumer tastes. These companies also tend to have more resources to support their growth than smaller companies have.

Unlike small-cap companies, mid-cap companies tend to offer one or more established products or services, to enable them to grow revenues and profits. As a result, stock prices of mid-cap companies do not tend to be as volatile as stock prices of smaller companies.

Investments in value stocks help mitigate volatility in a fund's portfolio. Prices of stocks that are undervalued generally are affected by investor perceptions of the issuing company itself. Those perceptions usually do not vary significantly over the short term. In contrast, prices of growth stocks tend to be more sensitive to market movements, and thus, tend to be more susceptible to short-term market volatility.

VOLATILITY AND PERFORMANCE

[CHART]

                                                                       YEARS ENDED DECEMBER 31
                                        --------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1994      1995    1996     1997     1998    1999     2000    2001     2002       2003
------------------------------------------------------------------------------------------------------------------------------
                                        (4.88%)  28.73%  25.26%   27.54%    5.41%  (3.08%)  25.99%  34.57%   (19.98%)    18.06%


BEST QUARTER: fourth quarter 2001, up 25.18%
RETURN FROM 1/1/04 - 9/30/04 (NOT ANNUALIZED): up 9.95%
WORST QUARTER: third quarter 2002, down 23.87%


AVERAGE ANNUAL TOTAL RETURN (AT MAXIMUM APPLICABLE SALES CHARGE)                                   AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             1 YEAR       5 YEARS      10 YEARS
     CLASS A (%)         Return Before Taxes                                                  26.84          7.91         11.67
                         Return After Taxes on Distributions                                  26.58          5.84          8.92
                         Return After Taxes on Distributions and Sale of Fund Shares          17.44          5.58          8.52
     CLASS B(1) (%)(a)   Return Before Taxes                                                  28.73          8.11         11.54
     CLASS B (%)         Return Before Taxes                                                  31.11          8.60         11.79
     CLASS C (%)         Return Before Taxes                                                  32.84          8.45         11.56
     CLASS R (%)(b)      Return Before Taxes                                                     --            --            --
     CLASS S (%)         Return Before Taxes                                                  34.53          9.19         12.33
     S&P 500 INDEX (%)
                         Return Before Taxes                                                  28.68         (0.57)        11.01
     RUSSELL MIDCAP(R) VALUE INDEX (%)
                         Return Before Taxes                                                  38.07          8.73         13.04
     LIPPER MID-CAP VALUE FUNDS INDEX (%)
                         Return Before Taxes                                                  39.08          9.42         10.71

(a) PERFORMANCE FOR CLASS B(1) REFLECTS CLASS B PERFORMANCE THROUGH DECEMBER 31, 1998. CLASS B(1) WAS INTRODUCED ON JANUARY 1, 1999.
(b) RETURNS NOT SHOWN FOR CLASS R SHARES BECAUSE THE CLASS DID NOT COMMENCE OPERATIONS UNTIL APRIL 3, 2003.

[GRAPHIC]

UNDERSTANDING VOLATILITY AND PERFORMANCE

The bar chart and table on the opposite page are designed to show two aspects of the fund's track record:

- YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The bar chart includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

- AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

Three different measures of average annual total return are shown: (1) Return Before Taxes, (2) Return After Taxes on Distributions (Pre-Liquidation) and (3) Return After Taxes on Distributions and Sale of Fund Shares (Post-Liquidation). After-tax returns are shown only for Class A shares. The after-tax returns for the other classes will vary.

Return Before Taxes includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Return After Taxes on Distributions includes the effects of fund expenses, applicable federal taxes with respect to distributions, and maximum sales charges for Class A shares, and assumes that you continue to hold your shares at the end of the period.

Return After Taxes on Distributions and Sale of Fund Shares includes the effects of fund expenses, applicable federal taxes with respect to distributions and any gain or loss realized upon sale of your shares, and maximum sales charges for Class A shares, and assumes that you sold all of your shares at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Also included are three independent measures of performance. Two are unmanaged indices: the S&P 500 (officially, the "S&P 500 Composite Stock Price Index"), which includes 500 domestic stocks, and the Russell Midcap(R) Value Index, which contains only those stocks in the complete Russell Midcap(R) Index that show below average growth. The Lipper Mid-Cap Value Funds Index shows the performance of a category of mutual funds with similar goals. This index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your portfolio were identical to the S&P 500 or the Russell Midcap(R) Value, your returns would always be lower, because these indices do not include brokerage or administrative expenses.

Also, the returns in both the chart and the table would have been lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

Keep in mind that past performance (before or after taxes) is no guarantee of future results.

INVESTOR EXPENSES

                                                                              CLASS DESCRIPTIONS BEGIN ON PAGE 10
                                                                --------------------------------------------------------------------
SHAREHOLDER FEES (% OF OFFERING PRICE)                          CLASS A      CLASS B(1)      CLASS B      CLASS C   CLASS R  CLASS S
------------------------------------------------------------------------------------------------------------------------------------
                       Maximum front-end sales charge (load)    5.75(a)        0.00            0.00         0.00      0.00     0.00
                       Maximum deferred sales charge (load)     0.00(a)        5.00            5.00         1.00      0.00     0.00

ANNUAL FUND OPERATING EXPENSES (% of average net assets)        CLASS A      CLASS B(1)      CLASS B      CLASS C   CLASS R  CLASS S
------------------------------------------------------------------------------------------------------------------------------------
                       Management fee                           0.65           0.65            0.65         0.65      0.65     0.65
                       Service/distribution (12b-1) fees        0.30(b)        1.00            1.00         1.00      0.50     0.00
                       Other expenses                           0.34           0.34            0.34         0.34      0.34     0.34
                                                                ----           ----            ----         ----      ----     ----
                       TOTAL ANNUAL FUND OPERATING EXPENSES*    1.29           1.99            1.99         1.99      1.49     0.99
                                                                ====           ====            ====         ====      ====     ====
                       * BECAUSE SOME OF THE FUND'S EXPENSES
                         HAVE BEEN SUBSIDIZED OR REDUCED
                         THROUGH EXPENSE OFFSET ARRANGE-
                         MENTS, ACTUAL TOTAL OPERATING
                         EXPENSES FOR THE PRIOR YEAR WERE:      1.28           1.98            1.23(c)      1.98      1.48     0.98

                         THE FUND EXPECTS THE EXPENSE SUBSIDY
                         AND EXPENSE OFFSET ARRANGEMENTS TO
                         CONTINUE THROUGH THE CURRENT FISCAL
                         YEAR, ALTHOUGH THERE IS NO GUARANTEE
                         THAT THEY WILL.

EXAMPLE                YEAR                                     CLASS A      CLASS B(1)      CLASS B      CLASS C   CLASS R  CLASS S
------------------------------------------------------------------------------------------------------------------------------------
                       1                                        $   699      $702/$202      $702/$202    $302/$202  $   152  $   101
                       3                                        $   960      $924/$624      $924/$624       $624    $   471  $   315
                       5                                        $ 1,242    $1,273/$1,073  $1,273/$1,073    $1,073   $   813  $   547
                       10                                       $ 2,042        $2,136        $2,136        $2,317   $ 1,779  $ 1,213

(a)  EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE PAGE 12.
(b) THE TRUSTEES MAY INCREASE THE CURRENT SERVICE/DISTRIBUTION FEE RATE SHOWN FOR CLASS A SHARES AT ANY TIME PROVIDED THAT THE FEES DO NOT EXCEED A MAXIMUM OF 0.40%.

(c) REFLECTS PARTIAL WAIVER OF THE RULE 12b-1 FEES. THE FUND EXPECTS THE WAIVER TO CONTINUE THROUGH THE CURRENT FISCAL YEAR, ALTHOUGH THERE IS NO GUARANTEE THAT IT WILL.

[GRAPHIC]

UNDERSTANDING INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund. The information is based on the fund's most recent fiscal year end and current results may be different.

- SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

- ANNUAL FUND OPERATING EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

- THE EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A shares after eight years.

When two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. When there is only one number, the costs would be the same either way.

The figures in the example assume full annual expenses, and would be lower if they reflected the various expense reductions that may have been taken.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

[GRAPHIC]

INVESTMENT MANAGEMENT

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.65% of average net assets, annually) as compensation. The investment manager is a subsidiary of MetLife Inc.

MetLife has entered into an agreement to sell State Street Research & Management Company and State Street Research Investment Services, Inc., the fund's distributor, as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc. The acquisition by BlackRock of MetLife's asset management business will occur at a closing that is expected to take place during the first quarter of 2005. BlackRock is one of the largest publicity traded investment management firms in the United States. Based in New York, BlackRock is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc. and currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

It is anticipated that, in connection with the acquisition, the fund will be reorganized into the BlackRock Mid-Cap Value Equity Portfolio, a series of BlackRock Funds (the "BlackRock Fund"), to which BlackRock Advisors, Inc., a wholly owned subsidiary of BlackRock, serves as investment adviser. The Board of Trustees of each of the fund and the BlackRock Fund has approved an Agreement and Plan of Reorganization between the fund and the BlackRock Fund. A Special Meeting of Shareholders of the fund at which shareholders will be asked to consider and approve the Agreement and Plan of Reorganization is anticipated to take place in December 2004.

If the proposed reorganization is approved by shareholders of the fund, the BlackRock Fund would acquire substantially all of the assets and liabilities of the fund. In exchange, shareholders of the fund would receive shares of the BlackRock Fund with an aggregate value equivalent to the aggregate net asset value of their fund shares at the time of the transaction. If the proposed reorganization is not approved by shareholders of the fund, the Board of Trustees of the fund will need to consider other alternatives relating to the management and operations of the fund, including, without limitation, seeking an alternative investment adviser for the fund or liquidating the fund.

Peter A. Zuger and Anthony F. Forcione are the portfolio managers of the fund. Mr. Zuger has been responsible for the day-to-day management of the fund since September 2000. Mr. Zuger, a managing director, joined the firm in 1998 and has worked as an investment professional since 1976. Mr. Forcione has assisted with the management of the fund since 2000. Mr. Forcione, a vice president, joined the firm in 1992 and has worked as an investment professional since 1996.

YOUR INVESTMENT

[GRAPHIC]

OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[GRAPHIC]

CHOOSING A SHARE CLASS

The fund generally offers five share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C, Class R and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). Class R shares are offered to retirement plans participating in certain platforms sponsored by broker-dealers, which may involve multiple fund families. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through financial professionals, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

CLASS A -- FRONT LOAD

-  Initial sales charge of 5.75% or less
- Lower sales charges for larger investments; see sales charge schedule at right
- Lower annual expenses than Class B(1) or Class C shares because of lower service/distribution (12b-1) fee of up to 0.40%

CLASS B(1) -- BACK LOAD

-  No initial sales charge
-  Deferred sales charge of 5% or less on shares you sell within six years

-  Maximum initial investment of $49,999

-  Annual service/distribution (12b-1) fee of 1.00%
- Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS B -- BACK LOAD

-  Available only to current Class B shareholders; see page 13 for details

CLASS C -- LEVEL LOAD

-  No initial sales charge
- Deferred sales charge of 1%, paid if you sell shares within one year of purchase
-  Lower deferred sales charge than Class B(1) shares
-  Annual service/distribution (12b-1) fee of 1.00%
- No conversion to Class A shares after eight years, so annual expenses do not decrease

CLASS R -- RETIREMENT SHARES

- Available only through retirement plans participating in certain platforms sponsored by broker-dealers; these platforms usually involve special conditions and separate fees
-  No sales charges of any kind
-  Annual service/distribution (12b-1) fee of 0.50%
- No conversions to Class A shares after eight years, so annual expenses do not decrease

CLASS S -- SPECIAL PROGRAMS

- Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)
-  No sales charges of any kind
- No service/distribution (12b-1) fees; annual expenses are lower than other share classes'

SALES CHARGES

CLASS A -- FRONT LOAD

                        THIS % IS            WHICH EQUALS
                        DEDUCTED             THIS % OF
WHEN YOU INVEST         FOR SALES            YOUR NET
THIS AMOUNT             CHARGES              INVESTMENT
---------------------------------------------------------
Up to $50,000              5.75                  6.10
$50,000 to $100,000        4.50                  4.71
$100,000 to $250,000       3.50                  3.63
$250,000 to $500,000       2.50                  2.56
$500,000 to $1 million     2.00                  2.04
$1 million or more                 see below

With Class A shares, you pay a sales charge when you buy shares.

The sales charge decreases as the size of your investment reaches certain levels, called breakpoints. There are several ways to combine your purchases of certain State Street Research Funds in order to take advantage of the breakpoint discounts shown in the table above. Two of these methods are:

LETTER OF INTENT A letter of intent allows you to pay the sales charge on Class A shares that you buy over a 13-month period as if all purchases were made at once. To take advantage of the reduced sales charge, you must agree to invest at least $50,000 in the fund during this period. To reach this minimum investment amount, you may include purchases you make up to 90 days prior to signing the letter of intent, purchases of Class A shares in certain other eligible State Street Research Funds, as well as the value (at the current offering price) of any Class A shares owned by you or your family members at the time you sign the letter. The letter of intent is not binding, but if you do not complete the agreed-upon investment, you will be required to pay the customary sales charge.

RIGHT OF ACCUMULATION A right of accumulation allows you to combine the value of any Class A shares in the fund (or other eligible State Street Research Funds) that you or your family members already own (determined at the current offering price) with the amount of your purchase for purposes of calculating your initial sales charge.

If you'd like to take advantage of any of the breakpoint discounts described above, please inform State Street Research or your financial professional. Also, if you intend to combine share holdings in order to take advantage of the breakpoints, you may be required to provide us with documentation, such as account statements, that show the number of shares you own in State Street Research funds and the date on which you purchased them. Please be sure you have copies of these records available should they be needed.

For more information on breakpoint discounts and how to take advantage of them, please see the Statement of Additional Information for the fund, or visit our website: www.ssrfunds.com.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any shares within one year of purchasing them. See "Other CDSC Policies" on page 14.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

CLASS B(1) -- BACK LOAD

                           THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES       AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU     OF SALE, IF LOWER) IS DEDUCT-
BOUGHT THEM                ED FROM YOUR PROCEEDS
--------------------------------------------------------
First year                             5.00
Second year                            4.00
Third year                             3.00
Fourth year                            3.00
Fifth year                             2.00
Sixth year                             1.00
Seventh or eighth year                 None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 14.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

CLASS B -- BACK LOAD

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 14.

Class B shares automatically convert to Class A shares after eight years.

CLASS C -- LEVEL LOAD

                           THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES       AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU     OF SALE, IF LOWER) IS DEDUCT-
BOUGHT THEM                ED FROM YOUR PROCEEDS
--------------------------------------------------------
First year                            1.00
Second year or later                  None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" below.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

CLASS R -- RETIREMENT SHARES

CLASS S -- SPECIAL PROGRAMS

Neither Class R shares nor Class S shares have a sales charge.

OTHER CDSC POLICIES

The CDSC will be based on the net asset value of the shares at the time of purchase (or of sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[GRAPHIC]

UNDERSTANDING SERVICE/DISTRIBUTION FEES

As noted in the descriptions on pages 11 through 14, all share classes except Class S have an annual service/distribution fee, also called a 12b-1 fee.

The fund may pay certain service and distribution fees for a class out of fund assets, as allowed under the 12b-1 plan for the class. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fees are used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' commissions are calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

[GRAPHIC]

FINANCIAL PROFESSIONAL COMPENSATION

Financial professionals (including brokers, dealers, financial planners, investment advisers, retirement plan administrators and other intermediaries) who sell shares of the State Street Research funds and/or perform services may receive sales commissions, annual fees and other compensation. The fund's distributor makes these payments to financial professionals using money from sales charges and service/distribution (12b-1) fees as shown on the table to the right. In addition, the distributor or its affiliates may make payments to financial professionals out of their own resources. These additional payments may be significant. They are generally based on a percentage of the value of fund shares held by customers of the financial professional, the amount of sales of fund shares by the financial professional over a specified period or a fixed per account fee. These payments may be made to financial professionals for selling shares of the fund and/or for services provided, such as marketing support, recordkeeping, sub-accounting and other administrative services. The financial professionals receiving these payments may include affiliates of the distributor, including MetLife Securities, Inc. You may obtain further information about these payments in the statement of additional information
(SAI) or from your financial professional.

Brokers, agents and other financial professionals may charge a transaction fee on orders of fund shares placed directly through them.


FINANCIAL PROFESSIONAL COMPENSATION (%)        CLASS A    CLASS B(1)   CLASS B   CLASS C    CLASS R   CLASS S
-------------------------------------------------------------------------------------------------------------
Sales commission                              See below      4.00       4.00      1.00       0.00      0.00
   Investments up to $50,000                    5.00          --         --        --         --        --
   $50,000 to $100,000                          4.00          --         --        --         --        --
   $100,000 to $250,000                         3.00          --         --        --         --        --
   $250,000 to $500,000                         2.00          --         --        --         --        --
   $500,000 to $1 million                       1.75          --         --        --         --        --
   $1 million and over(a)
     First $1 million to 3 million              1.00          --         --        --         --        --
     Next $2 million                            0.75          --         --        --         --        --
     Next $2 million                            0.50          --         --        --         --        --
     Amount over $7 million                     0.25          --         --        --         --        --
Annual fee                                      0.25         0.25(b)    0.25(b)   1.00(b) up to 0.50   0.00


(a) IF YOUR FINANCIAL PROFESSIONAL DECLINES THIS COMMISSION, THE ONE-YEAR CDSC ON YOUR INVESTMENT IS WAIVED.

(b)  COMMENCING ONE YEAR FOLLOWING PURCHASE.

BUYING AND SELLING SHARES

[GRAPHIC]

POLICIES FOR BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

-  $1,000 for accounts that use the Investamatic program(a)
-  $2,000 for Individual Retirement Accounts(a)
-  $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

-  $50 for any account

Complete a fund application. You can avoid future inconvenience by signing up now for any services you might later use.

The fund may vary the minimums for initial or subsequent investments in the case of, for example, investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, investments through managed fee-based programs (e.g., wrap-fee or similar programs) or so-called fund supermarkets, or through programs of financial professionals involving recordkeeping and other services.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the next day the fund is open for regular business, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.

SHAREHOLDER IDENTIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, State Street Research or your financial professional will ask for your name, address, date of birth, and other information that will allow State Street Research to verify your identity.

The fund will not open an account if the required identifying information is not provided with the account application. If the required information is obtained after receipt of an incomplete application, the investment will be accepted and your request will be executed at the closing share price next determined after all such information is received. The fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity within an established timeframe of receiving the application will be performed. If the fund is unable to verify your identity it reserves the right to liquidate the account and to remit your proceeds by check.

     (a) EXCEPT $500 FOR INDIVIDUAL RETIREMENT ACCOUNTS DURING SPECIAL PROMOTIONAL PERIODS.

INSTRUCTIONS FOR BUYING SHARES

                         TO OPEN AN ACCOUNT                                        TO ADD TO AN ACCOUNT
[GRAPHIC]                Consult your financial professional or your program       Consult your financial professional or your
                         materials.                                                program materials.
THROUGH A PROFESSIONAL
OR PROGRAM

BY MAIL                  Make your check payable to "State Street Research         Fill out an investment slip from an account
                         Funds." Forward the check and your application to State   statement or indicate the fund name and account
[GRAPHIC]                Street Research.                                          number on your check. Make your check payable
                                                                                   to "State Street Research Funds." Forward the
                                                                                   check and slip to State Street Research.

[GRAPHIC]                Call to obtain an account number and forward your         Call State Street Research to obtain a control
                         application to State Street Research. Wire funds using    number. Instruct your bank to wire funds to:
BY FEDERAL FUNDS WIRE    the instructions at right.                                -  State Street Bank and Trust Company,
                                                                                      Boston, MA
                                                                                   -  ABA: 011000028
                                                                                   -  BNF: fund name and share class you want to
                                                                                      buy
                                                                                   -  AC: 99029761
                                                                                   -  OBI: your name and your account number
                                                                                   -  Control: the number given to you by State
                                                                                      Street Research

BY ELECTRONIC FUNDS      Verify that your bank is a member of the ACH (Automated   Call State Street Research to verify that the
TRANSFER (ACH)           Clearing House) system. Forward your application to       necessary bank information is on file for your
                         State Street Research. Please be sure to include the      account. If it is, you may request a transfer
[GRAPHIC]                appropriate bank information. Call State Street           by telephone or Internet. If not, please ask
                         Research to request a purchase.                           State Street Research to provide you with an EZ
                                                                                   Trader application.

[GRAPHIC]                Forward your application, with all appropriate sections   Call State Street Research to verify that
                         completed, to State Street Research, along with a check   Investamatic is in place on your account, or to
BY INVESTAMATIC          for your initial investment payable to "State Street      request a form to add it. Investments are
                         Research Funds."                                          automatic once Investamatic is in place.

BY EXCHANGE              Read the prospectus for the fund into which you are       Read the prospectus for the fund into which you
                         exchanging. Call State Street Research or visit our web   are exchanging. Call State Street Research or
[GRAPHIC]                site.                                                     visit our web site.

     STATE STREET RESEARCH SERVICE CENTER PO BOX 8408, BOSTON, MA 02266-8408
                            INTERNET www.ssrfunds.com
                 CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637)
               (BUSINESS DAYS 8:00 A.M. - 6:00 P.M., EASTERN TIME)

[GRAPHIC]

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

-  you are selling more than $100,000 worth of shares

-  the name or address on the account has changed within the last 30 days

- you want the proceeds to go to a name or address not on the account registration

- you are transferring shares to an account with a different registration or share class

- you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

   CORPORATE ACCOUNTS: certified copy of a corporate resolution

   FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the next day the fund is open for regular business, at that day's closing share price.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

OVERNIGHT DELIVERY A shareholder may request that redemption proceeds be sent by check via overnight delivery. A $10 fee will be deducted from either the shareholder's remaining account balance or from the proceeds of the redemption.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

INSTRUCTIONS FOR SELLING SHARES

                         TO SELL SOME OR ALL OF YOUR SHARES
[GRAPHIC]                Consult your financial professional or your program
                         materials.
THROUGH A PROFESSIONAL
OR PROGRAM

BY MAIL                  Send a letter of instruction, an endorsed stock power
                         or share certificates (if you hold certificate shares)
[GRAPHIC]                to State Street Research. Specify the fund, the account
                         number and the dollar value or number of shares. Be
                         sure to include all necessary signatures and any
                         additional documents, as well as signature guarantees
                         if required (see facing page).

[GRAPHIC]                Check with State Street Research to make sure that a
                         wire redemption privilege, including a bank
BY FEDERAL FUNDS WIRE    designation, is in place on your account. Once this is
                         established, you may place your request to sell shares
                         with State Street Research. Proceeds will be wired to
                         your pre-designated bank account. (See "Wire
                         Transactions" on facing page.)

BY ELECTRONIC FUNDS      Check with State Street Research to make sure that the
TRANSFER (ACH)           EZ Trader feature, including a bank designation, is in
                         place on your account. Once this is established, you
[GRAPHIC]                may place your request to sell shares with State Street
                         Research by telephone or Internet. Proceeds will be
                         sent to your pre-designated bank account.

[GRAPHIC]                Visit our web site. Certain limitations may apply.

BY INTERNET

BY TELEPHONE             As long as the transaction does not require a written
                         request (see facing page), you or your financial
[GRAPHIC]                professional can sell shares by calling State Street
                         Research. A check will be mailed to your address of
                         record on the following business day.

[GRAPHIC]                Read the prospectus for the fund into which you are
                         exchanging. Call State Street Research or visit our web
BY EXCHANGE              site.

BY SYSTEMATIC            See plan information on page 24.
WITHDRAWAL PLAN

[GRAPHIC]

     STATE STREET RESEARCH SERVICE CENTER PO BOX 8408, BOSTON, MA 02266-8408
                            INTERNET www.ssrfunds.com
                CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637)
              (BUSINESS DAYS 8:00 A.M. - 6:00 P.M., EASTERN TIME)

[GRAPHIC]

ACCOUNT POLICIES

TELEPHONE AND INTERNET REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges or redemptions on your account. For your protection, all telephone calls are recorded.

You may also use our web site for submitting certain requests over the Internet.

As long as State Street Research takes certain measures to authenticate requests over the telephone or Internet for your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. Similarly, you may choose not to use the Internet for your account. The fund may suspend or eliminate the telephone or Internet privileges at any time.

EXCHANGE PRIVILEGES AND FREQUENT TRADING POLICIES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment. For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Frequent trading into and out of a fund can harm all fund shareholders by disrupting the fund's investment strategies, increasing fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The fund is designed for long-term investors, and is not intended for market timing or other disruptive trading activities. The fund's Trustees have approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their fund investments as their financial needs or circumstances change.

The fund generally limits each shareholder account to six significant "round trips" per fund per calendar year. For purposes of this policy, a "round trip" is a movement out of a fund (by way of purchase or the exchange privilege) and back into the same fund (by the way of purchase or the exchange privilege). Also, a round trip is "significant" if both movements exceed a dollar amount used by State Street Research as a benchmark for identifying trades that may be disruptive to the fund. State Street Research has discretion to interpret this policy and may waive unintentional or minor violations if it determines that doing so does not harm the interest of fund shareholders. This policy does not apply to trading through the Investamatic program, the Systematic Withdrawal Plan or the Systematic Exchange Plan.

In addition to this specific policy, the fund reserves the right to reject or restrict purchase or exchange requests for any other reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the fund nor State Street Research will be liable for any losses resulting from rejected purchase or exchange orders. State Street Research may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with State Street Research funds or restrict their current accounts to redemptions.

Although the fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the fund. The ability of the fund to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the fund. In addition, the exchange limit may be modified for accounts in certain so-called supermarket programs and retirement plans because of plan exchange limits or Department of Labor regulations.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- In response to unusual market, political or other conditions, the fund may open for business and calculate its net asset value on days and at times that are different than described above

- Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs may be changed from time to time without further notice or supplement to this prospectus

-  All orders to purchase shares are subject to acceptance by the fund

- At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

- The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

-  The fund reserves the right to redeem in kind

- Orders received prior to the close of regular trading on the New York Stock Exchange by dealers or other intermediaries that have been authorized to accept orders on the fund's behalf will be treated as if the orders had been received by State Street Research the same day and will be executed at that day's closing share price

- Each dealer's agreement with the distributor permits the dealer to transmit orders received by the dealer or its designee prior to the close of regular trading on the New York Stock Exchange to State Street Research after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the dealer or its designee

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

[GRAPHIC]

TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

- investing a large amount in the fund close to the end of its fiscal year or a calendar year (if the fund makes a distribution, you will receive some of your investment back as a taxable distribution)

- selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)

[GRAPHIC]

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund typically distributes any net income and net capital gains to shareholders in December. The fund's fiscal year end is June 30.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains -- in most cases, at a different rate from that which applies to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 28% (31% for amounts paid after December 31, 2010) of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[GRAPHIC]

INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ TRADER This service allows you to purchase or sell fund shares by telephone or over the Internet through the ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

SYSTEMATIC EXCHANGE This plan allows you to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and any other funds must meet minimum initial investment requirements.

CALL 1-87-SSR-FUNDS (1-877-773-8637) FOR INFORMATION ON ANY OF THE SERVICES DESCRIBED ABOVE.

OTHER INFORMATION

[GRAPHIC]

OTHER SECURITIES AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

RESTRICTED OR ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

FOREIGN INVESTMENTS Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

INTERNATIONAL EXPOSURE Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

SHORT-TERM TRADING While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability if there are capital gains. In addition, foreign securities generally involve higher transaction costs per share traded.

WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

BONDS The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund. However, junk bonds (those in rating categories below BBB/Baa) have a higher risk of default than investment grade bonds, and their market prices can be more volatile.

DEFENSIVE INVESTING The fund may take temporary defensive positions at times to avoid losses in response to adverse market, economic, political or other conditions. At such times, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

FINANCIAL HIGHLIGHTS

THESE HIGHLIGHTS ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S PERFORMANCE OVER THE PAST FIVE YEARS. THE INFORMATION IN THESE TABLES FOR THE FISCAL YEARS ENDED JUNE 30, 2003, AND JUNE 30, 2004, HAS BEEN AUDITED BY DELOITTE & TOUCHE LLP, THE FUND'S INDEPENDENT ACCOUNTANTS. THE INFORMATION IN THESE TABLES FOR THE PERIODS THROUGH JUNE 30, 2002 WAS AUDITED BY PRICEWATERHOUSECOOPERS LLP, THE FUND'S INDEPENDENT ACCOUNTANTS DURING THOSE PERIODS. THE ACCOUNTANTS' REPORT AND THE FUND'S FINANCIAL STATEMENTS ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST. TOTAL RETURN FIGURES ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.


                                                                                    CLASS A
                                                               --------------------------------------------------
                                                                              YEARS ENDED JUNE 30
                                                               --------------------------------------------------
PER SHARE DATA(a)                                              2004(c)      2003       2002      2001       2000
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                           14.08      16.63      18.53     13.68      15.80
                                                               -------    -------    -------   -------    -------
  Net investment income (loss) ($)*                               0.08       0.09       0.03      0.10       0.23
  Net realized and unrealized gain (loss) on investments ($)      4.77      (1.92)      0.46      5.62      (1.80)
                                                               -------    -------    -------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ($)                              4.85      (1.83)      0.49      5.72      (1.57)
                                                               -------    -------    -------   -------    -------
  Dividends from net investment income ($)                       (0.10)        --         --     (0.20)     (0.33)
  Distributions from capital gains ($)                              --      (0.72)     (2.39)    (0.67)     (0.22)
                                                               -------    -------    -------   -------    -------
TOTAL DISTRIBUTIONS ($)                                          (0.10)     (0.72)     (2.39)    (0.87)     (0.55)
                                                               -------    -------    -------   -------    -------
NET ASSET VALUE, END OF YEAR ($)                                 18.83      14.08      16.63     18.53      13.68
                                                               =======    =======    =======   =======    =======
Total return (%)(b)                                              34.51     (10.61)      2.96     43.49      (9.89)

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)                        363,188    194,034    242,113   107,448     68,019

Expense ratio (%)*                                                1.28       1.30       1.26      1.27       1.27

Expense ratio after expense reductions (%)*                       1.28       1.29       1.25      1.25       1.26

Ratio of net investment income (loss)
  to average net assets (%)*                                      0.47       0.65       0.16      0.59       1.62

Portfolio turnover rate (%)                                      86.31      65.61      69.05    115.59      30.83
* REFLECTS VOLUNTARY REDUCTION OF EXPENSES
  OF THESE AMOUNTS (%)                                            0.05       0.18       0.15      0.28       0.23

                                                                                   CLASS B(1)
                                                               ---------------------------------------------------
                                                                              YEARS ENDED JUNE 30
                                                               ---------------------------------------------------
PER SHARE DATA(a)                                              2004(c)      2003       2002       2001       2000
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                           13.72      16.32      18.35      13.58      15.70
                                                               -------    -------    -------    -------    -------
  Net investment income (loss) ($)*                              (0.04)     (0.01)     (0.09)     (0.03)      0.13
  Net realized and unrealized gain (loss) on investments ($)      4.64      (1.87)      0.45       5.60      (1.80)
                                                               -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS ($)                              4.60      (1.88)      0.36       5.57      (1.67)
                                                               -------    -------    -------    -------    -------
  Dividends from net investment income ($)                          --         --         --      (0.13)     (0.23)
  Distributions from capital gains ($)                              --      (0.72)     (2.39)     (0.67)     (0.22)
                                                               -------    -------    -------    -------    -------
TOTAL DISTRIBUTIONS ($)                                             --      (0.72)     (2.39)     (0.80)     (0.45)
                                                               -------    -------    -------    -------    -------
NET ASSET VALUE, END OF YEAR ($)                                 18.32      13.72      16.32      18.35      13.58
                                                               =======    =======    =======    =======    =======
Total return (%)(b)                                              33.53     (11.13)      2.20      42.51     (10.59)

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)                        109,815     79,536     91,416     25,957     10,043

Expense ratio (%)*                                                1.98       2.00       1.96       1.97       2.01

Expense ratio after expense reductions (%)*                       1.98       1.99       1.95       1.95       2.00

Ratio of net investment income (loss)
  to average net assets (%)*                                     (0.24)     (0.05)     (0.52)     (0.18)      0.92

Portfolio turnover rate (%)                                      86.31      65.61      69.05     115.59      30.83
* REFLECTS VOLUNTARY REDUCTION OF EXPENSES
  OF THESE AMOUNTS (%)                                            0.05       0.18       0.14       0.28       0.23

(a)  PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
(b) DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES. TOTAL RETURN WOULD BE LOWER IF THE DISTRIBUTOR AND ITS AFFILIATES HAD NOT VOLUNTARILY REDUCED A PORTION OF THE FUND'S EXPENSES.

(c) DURING THE YEAR ENDED JUNE 30, 2004, THE DISTRIBUTOR MADE RESTITUTION PAYMENTS TO THE FUND AS PART OF A SETTLEMENT WITH THE NASD. THESE PAYMENTS HAD NO EFFECT ON NET REALIZED AND UNREALIZED GAIN PER SHARE AND INCREASED THE TOTAL RETURN 0.03%.

                                                                                    CLASS B
                                                               --------------------------------------------------
                                                                              YEARS ENDED JUNE 30
                                                               --------------------------------------------------
PER SHARE DATA(a)                                              2004(f)(g)   2003       2002      2001       2000
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                           13.91      16.41      18.44     13.63      15.74
                                                               -------    -------    -------   -------    -------
  Net investment income (loss) ($)*                               0.31       0.09      (0.10)    (0.01)      0.12
  Net realized and unrealized gain (loss) on investments ($)      4.75      (1.87)      0.46      5.61      (1.79)
                                                               -------    -------    -------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS ($)                              5.06      (1.78)      0.36      5.60      (1.67)
                                                               -------    -------    -------   -------    -------
  Dividends from net investment income ($)                       (0.06)        --         --     (0.12)     (0.22)
  Distributions from capital gains ($)                              --      (0.72)     (2.39)    (0.67)     (0.22)
                                                               -------    -------    -------   -------    -------
TOTAL DISTRIBUTIONS ($)                                          (0.06)     (0.72)     (2.39)    (0.79)     (0.44)
                                                               -------    -------    -------   -------    -------
NET ASSET VALUE, END OF YEAR ($)                                 18.91      13.91      16.41     18.44      13.63
                                                               =======    =======    =======   =======    =======
Total return (%)(b)                                              36.36     (10.44)      2.19     42.59     (10.59)

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)                         52,537     54,909     88,710    94,358     76,308

Expense ratio (%)*                                                0.98       1.21       1.96      1.97       2.01

Expense ratio after expense reductions (%)*                       0.98       1.20       1.95      1.95       2.00

Ratio of net investment income (loss)
to average net assets (%)*                                        1.89       0.69      (0.58)    (0.08)      0.87

Portfolio turnover rate (%)                                      86.31      65.61      69.05    115.59      30.83
* REFLECTS VOLUNTARY REDUCTION OF EXPENSES
  OF THESE AMOUNTS (%)                                            0.06       0.16       0.18      0.28       0.23

                                                                                     CLASS C
                                                               ---------------------------------------------------
                                                                              YEARS ENDED JUNE 30
                                                               ---------------------------------------------------
PER SHARE DATA(a)                                              2004(f)      2003       2002       2001       2000
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                           13.78      16.38      18.40      13.61      15.71
                                                               -------    -------    -------    -------    -------
  Net investment income (loss) ($)*                              (0.04)     (0.01)     (0.08)     (0.01)      0.12
  Net realized and unrealized gain (loss) on investments ($)      4.66      (1.87)      0.45       5.59      (1.79)
                                                               -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS ($)                              4.62      (1.88)      0.37       5.58      (1.67)
                                                               -------    -------    -------    -------    -------
  Dividends from net investment income ($)                          --         --         --      (0.12)     (0.21)
  Distributions from capital gains ($)                              --      (0.72)     (2.39)     (0.67)     (0.22)
                                                               -------    -------    -------    -------    -------
TOTAL DISTRIBUTIONS ($)                                             --      (0.72)     (2.39)     (0.79)     (0.43)
                                                               -------    -------    -------    -------    -------
NET ASSET VALUE, END OF YEAR ($)                                 18.40      13.78      16.38      18.40      13.61
                                                               =======    =======    =======    =======    =======
Total return (%)(b)                                              33.53     (11.09)      2.25      42.48     (10.57)

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)                         82,758     58,499     62,505     14,062     10,661

Expense ratio (%)*                                                1.98       2.00       1.96       1.97       2.01

Expense ratio after expense reductions (%)*                       1.98       1.99       1.95       1.95       2.00

Ratio of net investment income (loss)
to average net assets (%)*                                       (0.24)     (0.04)     (0.51)     (0.09)      0.86

Portfolio turnover rate (%)                                      86.31      65.61      69.05     115.59      30.83
* REFLECTS VOLUNTARY REDUCTION OF EXPENSES
  OF THESE AMOUNTS (%)                                            0.05       0.19       0.13       0.28       0.23

                                                                             CLASS R
                                                            ------------------------------------------
                                                            YEAR ENDED JUNE 30    PERIOD ENDED JUNE 30
                                                            ------------------------------------------
PER SHARE DATA(a)                                                  2004(f)              2003(c)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                                 14.09                   12.06
                                                            ------------------    --------------------
  Net investment income ($)*                                              0.05                    0.03
  Net realized and unrealized gain (loss)
    on investments ($)                                                    4.76                    2.00
                                                            ------------------    --------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                                      4.81                    2.03
                                                            ------------------    --------------------
  Dividends from net investment income ($)                               (0.09)                     --
  Distributions from capital gains ($)                                                              --
                                                            ------------------    --------------------
TOTAL DISTRIBUTIONS ($)                                                  (0.09)                     --
                                                            ------------------    --------------------
NET ASSET VALUE, END OF PERIOD ($)                                       18.81                   14.09
                                                            ==================    ====================
Total return (%)(b)                                                      34.23                   16.83(e)

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)                                  2,384                     117

Expense ratio (%)*                                                        1.48                    1.50(d)

Expense ratio after expense reductions (%)*                               1.48                    1.50(d)

Ratio of net investment income to average net assets (%)*                 0.30                    0.83(d)

Portfolio turnover rate (%)                                              86.31                   65.61
* REFLECTS VOLUNTARY REDUCTION OF
  EXPENSES OF THESE AMOUNTS (%)                                           0.03                    0.15

                                                                               CLASS S
                                                            ----------------------------------------------
                                                                         YEARS ENDED JUNE 30
                                                            ----------------------------------------------
PER SHARE DATA(a)                                            2004(f)   2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                     14.19     16.68     18.54     13.68     15.79
                                                            ------    ------    ------    ------    ------
  Net investment income ($)*                                  0.13      0.12      0.07      0.15      0.27
  Net realized and unrealized gain (loss)
    on investments ($)                                        4.81     (1.89)     0.46      5.62     (1.79)
                                                            ------    ------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ($)                          4.94     (1.77)     0.53      5.77     (1.52)
                                                            ------    ------    ------    ------    ------
  Dividends from net investment income ($)                   (0.14)       --        --     (0.24)    (0.37)
  Distributions from capital gains ($)                          --     (0.72)    (2.39)    (0.67)    (0.22)
                                                            ------    ------    ------    ------    ------
TOTAL DISTRIBUTIONS ($)                                      (0.14)    (0.72)    (2.39)    (0.91)    (0.59)
                                                            ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ($)                           18.99     14.19     16.68     18.54     13.68
                                                            ======    ======    ======    ======    ======
Total return (%)(b)                                          34.83    (10.21)     3.20     43.89     (9.58)

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year ($ thousands)                     30,181    26,099    35,116    34,577    22,994

Expense ratio (%)*                                            0.98      1.00      0.96      0.97      1.01

Expense ratio after expense reductions (%)*                   0.98      0.99      0.95      0.95      1.00

Ratio of net investment income to average net assets (%)*     0.76      0.93      0.42      0.90      1.87

Portfolio turnover rate (%)                                  86.31     65.61     69.05    115.59     30.83
* REFLECTS VOLUNTARY REDUCTION OF
  EXPENSES OF THESE AMOUNTS (%)                               0.05      0.18      0.19      0.28      0.23

(a)  PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
(b) DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES. TOTAL RETURN WOULD BE LOWER IF THE DISTRIBUTOR AND ITS AFFILIATES HAD NOT VOLUNTARILY REDUCED A PORTION OF THE FUND'S EXPENSES.
(c)  APRIL 3, 2003 (COMMENCEMENT OF SHARE CLASS) TO JUNE 30, 2003.

(d)  ANNUALIZED.
(e)  NOT ANNUALIZED.
(f) DURING THE YEAR ENDED JUNE 30, 2004, THE DISTRIBUTOR MADE RESTITUTION PAYMENTS TO THE FUND AS PART OF A SETTLEMENT WITH THE NASD. THESE
     PAYMENTS HAD NO EFFECT ON NET REALIZED AND UNREALIZED GAIN PER SHARE
     AND INCREASED THE TOTAL RETURN 0.03%.
(g) DURING THE YEAR ENDED JUNE 30, 2004, THE DISTRIBUTOR REIMBURSED CLASS B SHARES OF THE FUND THE ESTIMATED EXCESS OF PAYMENTS RECEIVED OVER COSTS INCURRED UNDER THE 12b-1 PLAN. THE EFFECT OF THIS REIMBURSEMENT WAS TO INCREASE NET INVESTMENT INCOME PER SHARE $0.19, INCREASE THE TOTAL RETURN 1.14% AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS 1.14%.

BOARD OF TRUSTEES

[GRAPHIC]

The Board of Trustees is responsible for supervising the operation of the fund. It establishes the fund's major policies, reviews investments, and provides guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

RICHARD S. DAVIS
CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
State Street Research & Management Company

BRUCE R. BOND
FORMER CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT, PictureTel Corporation

PETER S. DROTCH
FORMER PARTNER,
PricewaterhouseCoopers LLP

STEVE A. GARBAN
FORMER SENIOR VICE PRESIDENT FOR FINANCE AND OPERATIONS AND TREASURER,

The Pennsylvania State University

SUSAN M. PHILLIPS
DEAN, School of Business and Public Management, George Washington University; FORMER MEMBER of the Board of Governors of the Federal Reserve System and CHAIRMAN AND COMMISSIONER of the Commodity Futures Trading Commission

TOBY ROSENBLATT
PRESIDENT, Founders Investments Ltd.

PRESIDENT, Pacific Four Investments

MICHAEL S. SCOTT MORTON
JAY W. FORRESTER PROFESSOR OF

MANAGEMENT (EMERITUS), Sloan School of Management, Massachusetts Institute of Technology

NOTES

FOR ADDITIONAL INFORMATION

IF YOU HAVE QUESTIONS ABOUT THE FUND OR WOULD LIKE TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR SAI, CONTACT STATE STREET RESEARCH OR YOUR FINANCIAL PROFESSIONAL.

[STATE STREET RESEARCH LOGO]
Service Center
P.O. Box 8408, Boston, MA 02266-8408
Telephone: 1-87-SSR-FUNDS
(1-877-773-8637)
Internet: www.ssrfunds.com

YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUND, INCLUDING THE SAI AND CERTAIN OTHER FUND DOCUMENTS, ON THE SEC'S EDGAR DATABASE ON THE INTERNET AT www.sec.gov, BY ELECTRONIC REQUEST AT publicinfo@sec.gov, IN PERSON AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC (TELEPHONE 1-202-942-8090) OR BY MAIL BY SENDING YOUR REQUEST, ALONG WITH A DUPLICATING FEE, TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-6009.

You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants on the fund's financial statements.

TICKER SYMBOLS

Class A              SSEAX
Class B(1)           SSAPX
Class B              SSEBX
Class C              SSEDX
Class R              SSERX
Class S              SSICX

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

PROSPECTUS

SEC File Number: 811-4624

                                                                    MV-3083-1004
                                                 Control Number: (exp1105)SSR-LD

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                    STATE STREET RESEARCH MID-CAP VALUE FUND
                   STATE STREET RESEARCH LARGE-CAP VALUE FUND
                   STATE STREET RESEARCH GLOBAL RESOURCES FUND

                  SERIES OF STATE STREET RESEARCH EQUITY TRUST

                                NOVEMBER 1, 2004

     This Statement of Additional Information is divided into two sections. Section One contains information which is specific to each fund identified above. Section Two contains information which generally is shared by certain mutual funds of the State Street Research complex, including the funds specified above.

     The Statement of Additional Information is not a Prospectus. It should be read in conjunction with current Prospectuses of each fund dated November 1, 2004.

     Financial statements for each fund, as of and for the most recently completed fiscal year, are included in its Annual Report to Shareholders for that year. The financial statements include the Fund's Portfolio Holdings, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Independent Auditors' Report. The financial statements are hereby incorporated by reference from the Annual Reports listed below.


                                                                                           EDGAR
FUND                                              FISCAL YEAR ENDED                  ACCESSION NUMBER
----                                              -----------------                  ----------------
State Street Research                               June 30, 2004                  0001047469-04-028314
   Mid-Cap Value Fund

State Street Research                               June 30, 2004                  0001047469-04-028314
   Large-Cap Value Fund

State Street Research Global                        June 30, 2004                  0001047469-04-028314
   Resources Fund


     A Performance Discussion for each Fund's latest fiscal year ended June 30, 2004 is also included in each of the Annual Reports and is incorporated by reference herein.

     Each Fund's Prospectus and shareholder report may be obtained without charge from State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690 or by calling 1-87-SSR-FUNDS (1-877-773-8637).

                                TABLE OF CONTENTS

                                                                                                  PAGE
                                                                                                  ----
SECTION I                                                                                        I, 1-1

         1.     STATE STREET RESEARCH MID-CAP VALUE FUND                                         I, 1-1
                  A.       The Fund                                                              I, 1-1
                  B.       Investment Objective                                                  I, 1-1
                  C.       Fundamental and Nonfundamental Restrictions                           I, 1-1
                  D.       Restricted Securities                                                 I, 1-4
                  E.       Foreign Investments                                                   I, 1-4
                  F.       Industry Classifications                                              I, 1-4
                  G.       The Board of Trustees, Officers & Fund Ownership                      I, 1-6
                  H.       Principal Holders of Securities                                      I, 1-10
                  I.       Trustee Compensation                                                 I, 1-12
                  J.       Investment Advisory Fee                                              I, 1-12
                  K.       Distributor's Payment of Fund Expenses                               I, 1-13
                  L.       Portfolio Turnover                                                   I, 1-13
                  M.       Brokerage Commissions                                                I, 1-14
                  N.       Sales Charges on Shares                                              I, 1-14
                  O.       Rule 12b-1 Fees                                                      I, 1-15
                  P.       Performance                                                          I, 1-17

         2.     STATE STREET RESEARCH LARGE-CAP VALUE FUND                                       I, 2-1
                  A.       The Fund                                                              I, 2-1
                  B.       Investment Objective                                                  I, 2-1
                  C.       Fundamental and Nonfundamental Restrictions                           I, 2-1
                  D.       Restricted Securities                                                 I, 2-4
                  E.       Foreign Investments                                                   I, 2-4
                  F.       Industry Classifications                                              I, 2-4
                  G.       The Board of Trustees, Officers and Fund Ownership                    I, 2-6
                  H.       Principal Holders of Securities                                      I, 2-10
                  I.       Trustee Compensation                                                 I, 2-12
                  J.       Investment Advisory Fee                                              I, 2-12
                  K.       Distributor's Payment of Fund Expenses                               I, 2-13
                  L.       Portfolio Turnover                                                   I, 2-13
                  M.       Brokerage Commissions                                                I, 2-14
                  N.       Sales Charges on Shares                                              I, 2-14
                  O.       Rule 12b-1 Fees                                                      I, 2-15
                  P.       Performance                                                          I, 2-16

                                       (i)

3.              STATE STREET RESEARCH GLOBAL RESOURCES FUND                                      I, 3-1
                A.       The Fund                                                                I, 3-1
                B.       Investment Objective                                                    I, 3-1
                C.       Fundamental and Nonfundamental Restrictions                             I, 3-1
                D.       Restricted Securities                                                   I, 3-4
                E.       Foreign Investments                                                     I, 3-4
                F.       Transactions in Precious Metals                                         I, 3-4
                G.       Industry Classifications                                                I, 3-4
                H.       The Board of Trustees, Officers and Fund Ownership                      I, 3-7
                I.       Principal Holders of Securities                                        I, 3-12
                J.       Trustee Compensation                                                   I, 3-13
                K.       Investment Advisory Fee                                                I, 3-13
                L.       Portfolio Turnover                                                     I, 3-14
                M.       Brokerage Commissions                                                  I, 3-14
                N.       Sales Chares on Shares                                                 I, 3-15
                O.       Rule 12b-1 Fees                                                        I, 3-16
                P.       Performance                                                            I, 3-17

                                      (ii)

DEFINITIONS

     Each of the following terms used in this Statement of Additional Information has the meaning set forth below.

"1940 ACT" means the Investment Company Act of 1940, as amended.

"DISTRIBUTOR" means State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690.

"INVESTMENT MANAGER" means State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111-2690.

"METLIFE" means Metropolitan Life Insurance Company.

"NYSE" means the New York Stock Exchange, Inc.

"VOTE OF THE MAJORITY OF THE OUTSTANDING VOTING SECURITIES" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or
(ii) of more than 50% of the outstanding voting securities, whichever is less.

                                      (iii)

                                    SECTION I

1.   STATE STREET RESEARCH MID-CAP VALUE FUND

     The information in this part 1 of Section I relates only to State Street Research Mid-Cap Value Fund (the "Mid-Cap Value Fund" or "Fund"). For information on other funds, see the Table of Contents.

     A.    THE FUND

     The Fund was organized in 1986 as a separate series of State Street Research Equity Trust, a Massachusetts business trust (the "Trust"). The Trust is an "open-end" management investment company, as defined in the 1940 Act. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different policies from those of another series. The Trust currently is comprised of the following series:
State Street Research Mid-Cap Value Fund, State Street Research Large-Cap Value Fund and State Street Research Global Resources Fund.

     The Fund is "diversified" as that term is defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer or invest in more than 10% of the outstanding voting securities of an issuer.

     B.    INVESTMENT OBJECTIVE

     The investment objective of the Fund is a fundamental policy and may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     C.    FUNDAMENTAL AND NONFUNDAMENTAL RESTRICTIONS

     The Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed without a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Fund's policy:

     (1) to invest at least 65% of its assets in equity securities and equity convertibles into equity securities;

     (2) not to purchase a security of any one issuer (other than securities of other

                                     I, 1-1
           investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund;

     (3)   not to issue senior securities;

     (4) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

     (5) not to purchase or sell real estate in fee simple or real estate mortgage loans;

     (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

     (7) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

     (8) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions);

     (9) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

     (10) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in the securities of issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time; and

     (11) not to borrow money (through reverse repurchase agreements or otherwise) except

                                     I, 1-2
           for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's total assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

     (2) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Fund's Prospectus and this Statement of Additional Information;

     (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

     (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act, or any exemptive order from the Securities and Exchange Commission, or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and

     (5) to invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-cap stocks. In

                                     I, 1-3
           connection with any change in this policy, the Fund shall comply with the shareholder notice requirements set forth in Rule 35d-1 under the 1940 Act.

     D.    RESTRICTED SECURITIES

     It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), if as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     E.    FOREIGN INVESTMENTS

     The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 35% of its total assets.

     F.    INDUSTRY CLASSIFICATIONS

     In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Industry classifications are subject to change from time to time. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.

                                     I, 1-4

AUTOS & TRANSPORTATION
Air Transport
Auto Parts
Automobiles
Miscellaneous Transportation
Railroad Equipment
Railroads
Recreational Vehicles & Boats
Tires & Rubber
Truckers

CONSUMER DISCRETIONARY
Advertising Agencies
Casino/Gambling, Hotel/Motel
Commercial Services
Communications, Media & Entertainment
Consumer Electronics
Consumer Products
Consumer Services
Household Furnishings
Leisure Time
Photography
Printing & Publishing
Restaurants
Retail
Shoes
Textile & Apparel Manufacturers
Toys

CONSUMER STAPLES
Beverages
Drug & Grocery Store Chains
Foods
Household Products
Tobacco

FINANCIAL SERVICES
Banks & Savings and Loans
Financial Data Processing Services & Systems
Insurance
Miscellaneous Financial
Real Estate Investment Trusts
Rental & Leasing Services:  Commercial
Securities Brokerage & Services

HEALTH CARE
Drugs & Biotechnology
Health Care Facilities
Health Care Services
Hospital Supply
Service Miscellaneous

INTEGRATED OILS
Oil:  Integrated Domestic
Oil:  Integrated International

MATERIALS & PROCESSING
Agriculture
Building & Construction
Chemicals
Containers & Packaging
Diversified Manufacturing
Engineering & Contracting Services
Fertilizers
Forest Products
Gold & Precious Metals
Miscellaneous Materials & Processing
Non-Ferrous Metals
Office Supplies
Paper and Forest Products
Real Estate & Construction
Steel
Textile Products

OTHER
Trust Certificates--Government Related
Lending
Asset-backed--Mortgages
Asset-backed--Credit Card Receivables
Miscellaneous
Multi-Sector Companies

OTHER ENERGY
Gas Pipelines
Miscellaneous Energy
Offshore Drilling
Oil and Gas Producers
Oil Well Equipment & Services

PRODUCER DURABLES
Aerospace
Electrical Equipment & Components
Electronics: Industrial
Homebuilding
Industrial Products
Machine Tools
Machinery
Miscellaneous Equipment
Miscellaneous Producer Durables
Office Furniture & Business Equipment
Pollution Control and Environmental Services
Production Technology Equipment
Telecommunications Equipment

TECHNOLOGY
Communications Technology
Computer Software
Computer Technology
Electronics
Electronics: Semi-Conductors/Components
Miscellaneous Technology

UTILITIES
Miscellaneous Utilities
Utilities: Cable TV & Radio
Utilities: Electrical
Utilities: Gas Distribution
Utilities: Telecommunications
Utilities: Water

                                     I, 1-5

     G.    THE BOARD OF TRUSTEES, OFFICERS AND FUND OWNERSHIP

     The Board of Trustees is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidance to the Investment Manager and others who provide services to the Fund.

     The Audit Committee of the Board of Trustees held five meetings during the most recently completed fiscal year. The present members of the Audit Committee are Peter S. Drotch, Steve A. Garban, Susan M. Phillips and Michael S. Scott Morton. The duties of this Committee include meeting with representatives of the Trust's independent accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, the Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The Governance Committee of the Board of Trustees held three meetings during the most recently completed fiscal year. The present members of the Governance Committee of the Board of Trustees are Bruce R. Bond, Steve A. Garban, Toby Rosenblatt and Michael S. Scott Morton. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings, compensation and similar matters. The Governance Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

     The Valuation Committee of the Board of Trustees did not meet during the most recently completed fiscal year. The present members of the Valuation Committee are Steve A. Garban and Michael S. Scott Morton. The duties of this Committee are: to establish broad policies respecting Fund investments in restricted securities and the valuation of securities; to approve the proposed acquisition of certain securities; and to approve the valuation method of investments for which reliable market valuations are not available to the Investment Manager. An internal valuation committee of the Investment Manager, which meets on a regular basis to discuss liquidity and valuation issues, is subject to oversight by the Valuation Committee. At each regularly scheduled meeting of the full Board any valuation methodology approved by the Valuation Committee is submitted for approval.

     The Trustees and principal officers of the Trust are identified below, together with biographical information.

                                     I, 1-6

                                               TERM OF                                         NUMBER OF
                                              OFFICE AND                                     FUNDS IN FUND           OTHER
                               POSITION(S)     LENGTH OF                                       COMPLEX           DIRECTORSHIPS
        NAME, ADDRESS             HELD          TIME            PRINCIPAL OCCUPATIONS          OVERSEEN BY           HELD BY
         AND AGE(a)             WITH FUND      SERVED(b)         DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)    TRUSTEE/OFFICER
-----------------------------  -----------  --------------  -----------------------------  ------------------  --------------------
INDEPENDENT TRUSTEES

Bruce R. Bond (58)             Trustee      Since 1999      Retired; formerly Chairman             19          Avaya Inc.
                                                            of the Board, Chief
                                                            Executive Officer and
                                                            President, PictureTel
                                                            Corporation (video
                                                            conferencing systems)

Peter S. Drotch (62)           Trustee      Since 2004      Retired; former Partner,               19          First Marblehead
                                                            PricewaterhouseCoopers LLP                         Corp.

Steve A. Garban (67)           Trustee      Since 1997      Retired; formerly Senior               53          Metropolitan Series
                                                            Vice President for Finance                         Fund, Inc. and
                                                            and Operations and Treasurer,                      Metropolitan Series
                                                            The Pennsylvania State                             Fund II
                                                            University

Susan M. Phillips (59)         Trustee      Since 1999      Dean, School of Business and           19          The Kroger Co.
                                                            Public Management, George
                                                            Washington University;
                                                            formerly a member of the
                                                            Board of Governors of the
                                                            Federal Reserve System; and
                                                            Chairman and Commissioner of
                                                            the Commodity Futures
                                                            Trading Commission

Toby Rosenblatt (66)           Trustee      Since 1993      President, Founders                    53          A.P. Pharma, Inc.;
                                                            Investments Ltd.                                   Metropolitan Series
                                                            (investments) and President,                       Fund, Inc. and
                                                            Pacific Four Investments                           Metropolitan Series
                                                            (investments); formerly                            Fund II
                                                            President, The Glen Ellen
                                                            Company (private investment
                                                            firm)

Michael S. Scott Morton        Trustee      Since 1987      Jay W. Forrester Professor             53          Metropolitan Series
(67)                                                        of Management (Emeritus),                          Fund, Inc. and
                                                            Sloan School of Management,                        Metropolitan Series
                                                            Massachusetts Institute of                         Fund II
                                                            Technology

                                     I, 1-7

                                               TERM OF                                         NUMBER OF
                                              OFFICE AND                                     FUNDS IN FUND           OTHER
                               POSITION(S)     LENGTH OF                                       COMPLEX           DIRECTORSHIPS
        NAME, ADDRESS             HELD          TIME            PRINCIPAL OCCUPATIONS          OVERSEEN BY           HELD BY
         AND AGE(a)             WITH FUND      SERVED(b)         DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)    TRUSTEE/OFFICER
-----------------------------  -----------  --------------  -----------------------------  ------------------  -------------------
INTERESTED TRUSTEE

Richard S. Davis  (59)         Trustee      Since 2000      Chairman of the Board,                 19          None
                                                            President and Chief
                                                            Executive Officer of State
                                                            Street Research & Management
                                                            Company; formerly Senior
                                                            Vice President, Fixed Income
                                                            Investments, Metropolitan
                                                            Life Insurance Company

OFFICERS

Arthur J. Barry (37)           Vice         Since 2004      Senior Vice President of               3           None
                               President                    State Street Research &
                                                            Management Company; formerly
                                                            Vice President, State Street
                                                            Research & Management
                                                            Company; senior portfolio
                                                            manager, Invesco Capital
                                                            Management; and lead
                                                            portfolio manager, Federated
                                                            Research Corporation

Anthony Forcione (34)          Vice         Since 2003      Vice President of State                3           None
                               President                    Street Research & Management
                                                            Company; formerly associate
                                                            portfolio manager and equity
                                                            analyst, State Street
                                                            Research & Management Company

C. Kim Goodwin (45)            Vice         Since 2002      Managing Director and Chief            18          Akamai
                               President                    Investment Officer -                               Technologies, Inc.
                                                            Equities of State Street
                                                            Research & Management
                                                            Company; formerly Chief
                                                            Investment Officer - U.S.
                                                            Growth Equities, American
                                                            Century

John S. Lombardo (49)          Vice         Since 2001      Managing Director, Chief               19          None
                               President                    Financial Officer and
                                                            Director of State Street
                                                            Research & Management
                                                            Company; formerly Executive
                                                            Vice President, State Street
                                                            Research & Management
                                                            Company; and Senior Vice
                                                            President, Product and
                                                            Financial Management,
                                                            MetLife Auto & Home

                                     I, 1-8

                                               TERM OF                                         NUMBER OF
                                              OFFICE AND                                     FUNDS IN FUND           OTHER
                               POSITION(S)     LENGTH OF                                       COMPLEX           DIRECTORSHIPS
        NAME, ADDRESS             HELD          TIME            PRINCIPAL OCCUPATIONS          OVERSEEN BY           HELD BY
         AND AGE(a)             WITH FUND      SERVED(b)         DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)    TRUSTEE/OFFICER
-----------------------------  -----------  --------------  -----------------------------  ------------------  -------------------
Daniel J. Rice III (52)        Vice         Since 1990      Senior Vice President of               3           None
                               President                    State Street Research &
                                                            Management Company

Denis J. Walsh III (44)        Vice         Since 2004      Managing Director of State             5           None
                               President                    Street Research & Management
                                                            Company; formerly Vice
                                                            President, State Street
                                                            Research & Management Company

Peter A. Zuger (56)            Vice         Since 1998      Managing Director of State             3           None
                               President                    Street Research & Management
                                                            Company; formerly Senior
                                                            Vice President, State Street
                                                            Research & Management Company

Douglas A. Romich (47)         Treasurer    Since 2001      Senior Vice President and              19          None
                                                            Treasurer of State Street
                                                            Research & Management
                                                            Company; formerly Vice
                                                            President and Assistant
                                                            Treasurer, State Street
                                                            Research & Management Company


(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

                                     I, 1-9

FUND OWNERSHIP

     The table below contains information on the State Street Research Funds owned by the Trustees:

                                                    DOLLAR RANGE OF
                                                 EQUITY SECURITIES IN
                                                 STATE STREET RESEARCH            AGGREGATE DOLLAR RANGE OF
                                                     MID-CAP VALUE                EQUITY SECURITIES IN ALL
            NAME OF TRUSTEE                             FUND(a)                 STATE STREET RESEARCH FUNDS(b)
            ---------------                      ---------------------         --------------------------------
Bruce R. Bond                                      None                               Over $100,000
Richard S. Davis                                   Over $100,000                      Over $100,000
Peter S. Drotch(c)                                 None                               None
Steve A. Garban                                    $10,001 - $50,000                  Over $100,000
Susan M. Phillips                                  None                               Over $100,000
Toby Rosenblatt                                    None                               Over $100,000
Michael S. Scott Morton                            Over $100,000                      Over $100,000


(a)  The figure in this column is as of December 31, 2003.

(b) Includes ownership in all series of 9 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is as of December 31, 2003.

(c) Mr. Drotch was elected a Trustee effective January 1, 2004; therefore, no information is provided for the time periods shown.

     As of September 30, 2004, the Trustees and principal officers of State Street Research Equity Trust as a group owned approximately 3.4% of the Fund's outstanding Class S shares, less than 1% of the Fund's Class A shares, and none of the Fund's Class B(1), Class B, Class C, Class R or Class S shares.

     H.    PRINCIPAL HOLDERS OF SECURITIES

     The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Fund's outstanding shares. All information is as of September 30, 2004.

                                     I, 1-10

CLASS                 HOLDER                             % OF CLASS
-----                 ------                             ----------
A                     Merrill Lynch                          5.60
                      Lincoln National Life                  7.64
B(1)                  Merrill Lynch                         10.77
B                     Merrill Lynch                         12.37
C                     Merrill Lynch                         31.02
R                     Merrill Lynch                         75.21
S                     Chase Manhattan                       62.66
                      MetLife Defined                       21.00
                      Contribution Group

The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith
(for the sole benefit of its customers)
4800 Deerlake Drive East
Jacksonville, FL   32246

Lincoln National Life Insurance Company
1300 S. Clinton St.
Ft. Wayne, IN 46802

Chase Manhattan Bank, N.A.(a)
Pension Plans in MetLife Savings
4 New York Plaza
New York, NY   10004

MetLife Defined Contribution Group(b)
4100 Boyscout Boulevard
Tampa, FL 33607


----------
(a) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by MetLife.
(b) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

     The beneficial owner of 25% or more of a voting security is presumed to have "control" for purposes of the 1940 Act, absent a determination to the contrary by the Securities and Exchange Commission. A person who controls a particular Fund or a class of shares of a Fund could have effective control over the outcome of matters submitted to a vote of shareholders of that Fund or class. For example, a person with such ownership could significantly affect the approval of a Rule 12b-1 plan proposal for a particular class.


                                     I, 1-11

     I.    TRUSTEE COMPENSATION

     The Trustees of State Street Research Equity Trust were compensated as follows:

                                    AGGREGATE                     TOTAL
                                  COMPENSATION                 COMPENSATION                     TOTAL
                                     FROM                        FROM ALL                   COMPENSATION
                                  STATE STREET                 STATE STREET                 FROM THE FUND
                                  RESEARCH MID-               RESEARCH FUNDS              AND FUND COMPLEX
NAME OF TRUSTEE                 CAP VALUE FUND(a)           PAID TO TRUSTEES (b)         PAID TO TRUSTEES (c)
---------------                 -----------------           --------------------         --------------------
Bruce R. Bond                      $     3,643                  $     72,000                 $      72,000
Richard S. Davis                   $         0                  $          0                 $           0
Peter S. Drotch (d)                $     1,987                  $          0                 $           0
Steve A. Garban                    $     4,557                  $     84,000                 $     161,500
Susan M. Phillips                  $     3,877                  $     72,000                 $      72,000
Toby Rosenblatt                    $     4,009                  $     76,800                 $     143,800
Michael S. Scott Morton            $     4,875                  $     93,800                 $     163,800

---------------

(a) For the Fund's fiscal year ended June 30, 2004. The Fund does not provide any pension or retirement benefits for the Trustees.

(b) Includes compensation on behalf of all series of 9 investment companies for which the Investment Manager served as sole investment adviser as of December 31, 2003. The figure in this column is for the 12 months ended December 31, 2003.

(c) Includes compensation on behalf of all series of 9 investment companies for which the Investment Manager served as sole investment adviser as of December 31, 2003, and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company, and other unrelated managers, as sub-advisers to certain series of Metropolitan Series Fund, Inc. The figures indicated in this column include compensation relating to all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II, including those sub-advised by State Street Research & Management Company and those sub-advised by unrelated managers. "Total Compensation From Fund and Fund Complex Paid to Trustees" is for the 12 months ended December 31, 2003.

(d) Mr. Drotch was elected a Trustee effective January 1, 2004; therefore, no compensation was paid to Mr. Drotch during 2003.

     J.    INVESTMENT ADVISORY FEE

     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading.

     The annual advisory fee rate is 0.65%.

                                     I, 1-12

     The advisory fees for investment management, and the payments for other assistance and services, paid by the Fund to the Investment Manager for the last three fiscal years were as follows:

                                                                                PAYMENTS FOR
                                                                              OTHER ASSISTANCE
                                                     ADVISORY FEES PAID         AND SERVICES
                                                     ------------------       ----------------
     Fiscal year ended June 30, 2004                    $   3,273,789            $   107,794
     Fiscal year ended June 30, 2003                    $   2,645,618            $    72,926
     Fiscal year ended June 30, 2002                    $   2,435,130            $    65,851

     For more information on the investment advisory arrangements, see
Section II, D of this Statement of Additional Information.

     K.    DISTRIBUTOR'S PAYMENT OF FUND EXPENSES

     The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees and expenses relating to the Fund. Fees waived and/or expenses assumed for the last three fiscal years were as follows:

                                                       FEES WAIVED
                                                         AND/OR
                                                    EXPENSES ASSUMED
                                                    ----------------
     Fiscal year ended June 30, 2004                 $     262,070
     Fiscal year ended June 30, 2003                 $     725,506
     Fiscal year ended June 30, 2002                 $     592,646

     L.    PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

     The portfolio turnover rates for the last two fiscal years were as follows:

                                                 PORTFOLIO TURNOVER RATES
                                                 ------------------------
     Fiscal year ended June 30, 2004                       86.31%
     Fiscal year ended June 30, 2003                       65.61%

     For more information on portfolio turnover, see Section II, H of this Statement of Additional Information.

                                     I, 1-13

     M.    BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years were as follows:

     Fiscal year ended June 30, 2004             $  1,488,916
     Fiscal year ended June 30, 2003             $  1,358,896
     Fiscal year ended June 30, 2002             $  1,538,921


     During the fiscal year ended June 30, 2004, the Fund held no securities of any entity that may be deemed to be a regular broker-dealer of the Fund, as defined under the 1940 Act.

     For more information on brokerage commissions, see Section II, H of this Statement of Additional Information.

     N.    SALES CHARGES ON SHARES

     Total sales charges on Class A shares paid to the Distributor, and the amounts retained by the Distributor after reallowance of concessions to dealers, for the past three fiscal years were as follows:

FRONT-END SALES CHARGES (CLASS A)

                                                                          RETAINED BY DISTRIBUTOR
                                                                           AFTER REALLOWANCE OF
                                                 TOTAL SALES CHARGES      CONCESSIONS TO DEALERS
                                                 -------------------      ----------------------
     Fiscal year ended June 30, 2004                $   4,046,401              $    424,763
     Fiscal year ended June 30, 2003                $     759,827              $    177,145
     Fiscal year ended June 30, 2002                $   1,601,507              $    203,926

     For the past three fiscal years, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B(1), Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:

CONTINGENT DEFERRED SALES CHARGES (CLASSES A, B(1), B AND C)

                      FISCAL YEAR ENDED            FISCAL YEAR ENDED             FISCAL YEAR ENDED
                        JUNE 30, 2004                JUNE 30, 2003                 JUNE 30, 2002
                      -----------------            -----------------             -----------------
                 CONTINGENT      COMMISSIONS   CONTINGENT     COMMISSIONS   CONTINGENT    COMMISSIONS
                  DEFERRED         PAID TO      DEFERRED        PAID TO      DEFERRED       PAID TO
                SALES CHARGES      DEALERS    SALES CHARGES     DEALERS    SALES CHARGES    DEALERS
                -------------    -----------  -------------   -----------  -------------  ----------
Class A          $        0      $ 3,621,638    $       0     $   582,681    $       0    $ 1,397,581
Class B(1)       $  117,565      $ 2,344,448    $ 149,548     $   485,142    $  82,807    $ 1,972,195
Class B          $      642      $         3    $  29,974     $         0    $  69,568    $         0
Class C          $    2,217      $   914,802    $   9,838     $   152,810    $   4,057    $   413,321

                                     I, 1-14

     For more information about sales charges, see Section II, J of this Statement of Additional Information.

     O.    RULE 12b-1 FEES

     The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B, Class C and Class R shares. The Fund also provides a distribution fee at an annual rate of (i) up to 0.15% on the average daily net assets of Class A shares, (ii) 0.75% on the average daily net assets of Class B(1), Class B and Class C shares, and (iii) up to 0.25% on the average daily net assets of Class R shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

     Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

     Under the Distribution Plans covering Class B(1) and Class R shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan and none of the payments are returnable to the Fund.

     During the fiscal year ended June 30, 2004, the Fund paid the fees under the Distribution Plan and the fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

                                     I, 1-15

                                      CLASS A      CLASS B(1)      CLASS B       CLASS C       CLASS R
                                      -------      ----------      -------       -------       -------
Advertising                         $    25,877   $     10,878   $         0   $    11,129   $     4,639

Printing and mailing of                     224             97             0            83            39
  prospectuses to other than
  current shareholders

Compensation to dealers                 326,302        775,740      (218,327)      514,852         1,030

Compensation to sales personnel         273,971        111,113             0       115,235        48,977

Interest                                      0              0             0             0             0

Carrying or other financing charges           0              0             0             0             0

Other expenses: marketing; general      131,801         54,614             0        57,090        24,018
                                    -----------   ------------   -----------   -----------   -----------

Fees to offset carryforwards*                 0              0             0             0             0
                                    -----------   ------------   -----------   -----------   -----------

Total Fees                          $   758,175   $    952,442   $         0   $   698,389   $     4,133
                                    ===========   ============   ===========   ===========   ===========

Unreimbursed expenses carried
  forward:

  Amount                            $ 3,465,731            N/A**         N/A   $ 2,164,627   $   121,826
  % of net assets at year-end              0.95%           N/A**         N/A          2.62%         5.11%

----------
*Net fees result from the timing of expenditures and are used against future expenses.
**The Class B(1) Distribution plan compensates the Distributor regardless of its expenses. As a result, there exist no unreimbursed expenses carried forward to future years.

     For more information about Rule 12b-1 fees, see Section II, J of this Statement of Additional Information.

                                     I, 1-16

     P.   PERFORMANCE

     All calculations of performance data in this section reflect voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Fund.

     Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999. Performance for Class R shares reflects Class A share performance through April 2, 2003 and Class R share performance thereafter. If the returns for Class R shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, these returns would have been lower.

                                                        ONE YEAR        FIVE YEARS        10 YEARS
                                                          ENDED            ENDED            ENDED
                                                      JUNE 30, 2004    JUNE 30, 2004    JUNE 30, 2004
                                                      -------------    -------------    -------------
CLASS A

Average Annual Total Return                              26.77%            8.56%           13.34%

Average Annual Total Return
  (After Taxes on Distributions)                         26.52%            6.56%           10.60%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)          17.39%            6.16%           10.04%

CLASS B(1)

Average Annual Total Return                              28.53%            8.80%           13.20%

Average Annual Total Return
  (After Taxes on Distributions)                         28.53%            6.89%           10.66%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)          18.54%            6.45%           10.08%

CLASS B

Average Annual Total Return                              31.36%            9.44%           13.54%

Average Annual Total Return
  (After Taxes on Distributions)                         31.19%            7.52%            11.00%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)          20.37%            6.99%            10.39%

                                     I, 1-17

CLASS C

Average Annual Total Return                              32.53%            9.10%            13.22%

Average Annual Total Return
  (After Taxes on Distributions)                         32.53%            7.24%            10.69%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)          21.14%            6.74%            10.11%

CLASS R

Average Annual Total Return(a)                           34.23%            9.82%            14.00%

CLASS S

Average Annual Total Return                              34.83%           10.19%            14.35%

Average Annual Total Return
  (After Taxes on Distributions)                         34.46%            8.11%            11.50%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)          22.61%            7.54%            10.88%

(a) Average annual total return after taxes on distributions and after taxes on distributions and redemptions is not shown because Class R shares are only offered to retirement plans, which are tax-deferred.

NONSTANDARD TOTAL RETURN

     The nonstandard total return of each class of shares of the Fund for the six months ended June 30, 2004, without taking sales charges into account, was as follows:


                            Class A              9.60%
                            Class B(1)           9.24%
                            Class B             10.08%
                            Class C              9.20%
                            Class R              9.49%
                            Class S              9.71%

                                     I, 1-18

2.   STATE STREET RESEARCH LARGE-CAP VALUE FUND

     The information in this part 2 of Section I relates only to State Street Research Large-Cap Value Fund (the "Large-Cap Value Fund" or "Fund"). For information on other Funds, see the Table of Contents.

     A.   THE FUND

     The Fund was organized in 1986 as a separate series of State Street Research Equity Trust, a Massachusetts business trust (the "Trust"). The Trust is an "open-end" management investment company, as defined in the 1940 Act. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different policies from those of another series. The Trust currently is comprised of the following series:
State Street Research Mid-Cap Value Fund, State Street Research Large-Cap Value Fund and State Street Research Global Resources Fund.

     The Fund is "diversified" as that term is defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer or invest in more than 10% of the outstanding securities of an issuer.

     B.   INVESTMENT OBJECTIVE

     The investment objective of the Fund is a fundamental policy and may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     C.   FUNDAMENTAL AND NONFUNDAMENTAL RESTRICTIONS

     The Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed without a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Fund's policy:

     (1) to invest at least 65% of its assets in equity securities and equity convertibles into equity securities;

     (2) not to purchase a security of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total

                                     I, 2-1
          assets to be invested in the securities of such issuer or cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund;

     (3)  not to issue senior securities;

     (4) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

     (5) not to purchase or sell real estate in fee simple or real estate mortgage loans;

     (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

     (7) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

     (8) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions);

     (9) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

     (10) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in the securities of issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time; and

     (11) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's total assets, and provided further that

                                     I, 2-2
          reverse repurchase agreements shall not exceed 5% of the Fund's total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

     (2) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Fund's Prospectus and Statement of Additional Information;

     (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

     (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act, or any exemptive order from the Securities and Exchange Commission, or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and

     (5) to invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large-cap stocks. In connection with any change in this policy, the Fund shall comply with the shareholder notice requirements set forth in Rule 35d-1 under the 1940 Act.

                                     I, 2-3

     D.   RESTRICTED SECURITIES

     It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), if as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     E.   FOREIGN INVESTMENTS

     The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 35% of its total assets.

     F.   INDUSTRY CLASSIFICATIONS

     In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Industry classifications are subject to change from time to time. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.

                                     I, 2-4

AUTOS & TRANSPORTATION
Air Transport
Auto Parts
Automobiles
Miscellaneous Transportation
Railroad Equipment
Railroads
Recreational Vehicles & Boats
Tires & Rubber
Truckers

CONSUMER DISCRETIONARY
Advertising Agencies
Casino/Gambling, Hotel/Motel
Commercial Services
Communications, Media & Entertainment
Consumer Electronics
Consumer Products
Consumer Services
Household Furnishings
Leisure Time
Photography
Printing & Publishing
Restaurants
Retail
Shoes
Textile & Apparel Manufacturers
Toys

CONSUMER STAPLES
Beverages
Drug & Grocery Store Chains
Foods
Household Products
Tobacco

FINANCIAL SERVICES
Banks & Savings and Loans
Financial Data Processing Services & Systems
Insurance
Miscellaneous Financial
Real Estate Investment Trusts
Rental & Leasing Services: Commercial
Securities Brokerage & Services

HEALTH CARE
Drugs & Biotechnology
Health Care Facilities
Health Care Services
Hospital Supply
Service Miscellaneous

INTEGRATED OILS
Oil: Integrated Domestic
Oil: Integrated International

MATERIALS & PROCESSING
Agriculture
Building & Construction
Chemicals
Containers & Packaging
Diversified Manufacturing
Engineering & Contracting Services
Fertilizers
Forest Products
Gold & Precious Metals
Miscellaneous Materials & Processing
Non-Ferrous Metals
Office Supplies
Paper and Forest Products
Real Estate & Construction
Steel
Textile Products

OTHER
Trust Certificates--Government Related
Lending
Asset-backed--Mortgages
Asset-backed--Credit Card Receivables
Miscellaneous
Multi-Sector Companies

OTHER ENERGY
Gas Pipelines
Miscellaneous Energy
Offshore Drilling
Oil and Gas Producers
Oil Well Equipment & Services

PRODUCER DURABLES
Aerospace
Electrical Equipment & Components
Electronics:  Industrial
Homebuilding
Industrial Products
Machine Tools
Machinery
Miscellaneous Equipment
Miscellaneous Producer Durables
Office Furniture & Business Equipment
Pollution Control and Environmental Services
Production Technology Equipment
Telecommunications Equipment

TECHNOLOGY
Communications Technology
Computer Software
Computer Technology
Electronics
Electronics: Semi-Conductors/Components
Miscellaneous Technology

UTILITIES
Miscellaneous Utilities
Utilities: Cable TV & Radio
Utilities: Electrical
Utilities: Gas Distribution
Utilities: Telecommunications
Utilities: Water

                                     I, 2-5

     G.   THE BOARD OF TRUSTEES, OFFICERS AND FUND OWNERSHIP

     The Board of Trustees is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidance to the Investment Manager and others who provide services to the Fund.

     The Audit Committee of the Board of Trustees held five meetings during the most recently completed fiscal year. The present members of the Audit Committee are Peter S. Drotch, Steve A. Garban, Susan M. Phillips and Michael S. Scott Morton. The duties of this Committee include meeting with representatives of the Trust's independent accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, the Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The Governance Committee of the Board of Trustees held three meetings during the most recently completed fiscal year. The present members of the Governance Committee of the Board of Trustees are Bruce R. Bond, Steve A. Garban, Toby Rosenblatt and Michael S. Scott Morton. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings, compensation and similar matters. The Governance Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

     The Valuation Committee of the Board of Trustees did not meet during the most recently completed fiscal year. The present members of the Valuation Committee are Steve A. Garban and Michael S. Scott Morton. The duties of this Committee are: to establish broad policies respecting Fund investments in restricted securities and the valuation of securities; to approve the proposed acquisition of certain securities; and to approve the valuation method of investments for which reliable market valuations are not available to the Investment Manager. An internal valuation committee of the Investment Manager, which meets on a regular basis to discuss liquidity and valuation issues, is subject to oversight by the Valuation Committee. At each regularly scheduled meeting of the full Board any valuation methodology approved by the Valuation Committee is submitted for approval.

     The Trustees and principal officers of the Trust are identified below, together with biographical information.

                                     I, 2-6

                                             TERM OF
                                            OFFICE AND                                                                OTHER
                           POSITION(S)      LENGTH OF                                   NUMBER OF FUNDS IN        DIRECTORSHIPS
     NAME, ADDRESS            HELD            TIME           PRINCIPAL OCCUPATIONS     FUND COMPLEX OVERSEEN         HELD BY
       AND AGE(a)          WITH FUND        SERVED(b)         DURING PAST 5 YEARS      BY TRUSTEE/OFFICER(c)     TRUSTEE/OFFICER
-----------------------   -------------   -------------   --------------------------   ---------------------   -------------------
INDEPENDENT TRUSTEES

Bruce R. Bond (58)        Trustee         Since 1999      Retired; formerly                     19             Avaya Inc.
                                                          Chairman of the Board,
                                                          Chief Executive Officer
                                                          and President, PictureTel
                                                          Corporation (video
                                                          conferencing systems)

Peter S. Drotch (62)      Trustee         Since 2004      Retired; former Partner,              19             First Marblehead
                                                          PricewaterhouseCoopers LLP                           Corp.

Steve A. Garban (67)      Trustee         Since 1997      Retired; formerly Senior              53             Metropolitan Series
                                                          Vice President for                                   Fund, Inc. and
                                                          Finance and Operations                               Metropolitan Series
                                                          and Treasurer,                                       Fund II
                                                          The Pennsylvania State
                                                          University

Susan M. Phillips (59)    Trustee         Since 1999      Dean, School of Business              19             The Kroger Co.
                                                          and Public Management,
                                                          George Washington
                                                          University; formerly a
                                                          member of the Board of
                                                          Governors of the Federal
                                                          Reserve System; and
                                                          Chairman and Commissioner
                                                          of the Commodity Futures
                                                          Trading Commission

Toby Rosenblatt (66)      Trustee         Since 1993      President, Founders                   53             A.P. Pharma, Inc.;
                                                          Investments Ltd.                                     Metropolitan Series
                                                          (investments) and                                    Fund, Inc. and
                                                          President, Pacific Four                              Metropolitan Series
                                                          Investments                                          Fund II
                                                          (investments); formerly
                                                          President, The Glen Ellen
                                                          Company (private
                                                          investment firm)

Michael S. Scott Morton   Trustee         Since 1987      Jay W. Forrester                      53             Metropolitan Series
(67)                                                      Professor of Management                              Fund, Inc. and
                                                          (Emeritus), Sloan School                             Metropolitan Series
                                                          of Management,                                       Fund II
                                                          Massachusetts Institute
                                                          of Technology

                                     I, 2-7

                                             TERM OF                                        NUMBER OF
                                            OFFICE AND                                    FUNDS IN FUND              OTHER
                           POSITION(S)      LENGTH OF                                        COMPLEX              DIRECTORSHIPS
     NAME, ADDRESS            HELD            TIME           PRINCIPAL OCCUPATIONS         OVERSEEN BY               HELD BY
       AND AGE(a)          WITH FUND        SERVED(b)         DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)       TRUSTEE/OFFICER
-----------------------   -------------   -------------   --------------------------   ---------------------   -------------------
INTERESTED TRUSTEE

Richard S. Davis  (59)    Trustee         Since 2000      Chairman of the Board,                 19            None
                                                          President and Chief
                                                          Executive Officer of State
                                                          Street Research &
                                                          Management Company;
                                                          formerly Senior Vice
                                                          President, Fixed Income
                                                          Investments, Metropolitan
                                                          Life Insurance Company

OFFICERS

Arthur J. Barry (37)      Vice            Since 2004      Senior Vice President of               3             None
                          President                       State Street Research &
                                                          Management Company;
                                                          formerly Vice President,
                                                          State Street Research &
                                                          Management Company; senior
                                                          portfolio manager, Invesco
                                                          Capital Management; and
                                                          lead portfolio manager,
                                                          Federated Research
                                                          Corporation

Anthony Forcione (34)     Vice            Since 2003      Vice President of State                3             None
                          President                       Street Research & Management
                                                          Company; formerly
                                                          associate portfolio
                                                          manager and equity
                                                          analyst, State Street
                                                          Research & Management
                                                          Company

C. Kim Goodwin (45)       Vice            Since 2002      Managing Director and Chief            18            Akamai
                          President                       Investment Officer -                                 Technologies, Inc.
                                                          Equities of State Street
                                                          Research & Management
                                                          Company; formerly Chief
                                                          Investment Officer - U.S.
                                                          Growth Equities, American
                                                          Century

John S. Lombardo (49)     Vice            Since 2001      Managing Director, Chief               19            None
                          President                       Financial Officer and
                                                          Director of State Street
                                                          Research & Management
                                                          Company; formerly
                                                          Executive Vice President,
                                                          State Street Research &
                                                          Management Company; and
                                                          Senior Vice President,
                                                          Product and Financial
                                                          Management, MetLife Auto &
                                                          Home

                                     I, 2-8

                                             TERM OF                                        NUMBER OF
                                            OFFICE AND                                    FUNDS IN FUND              OTHER
                           POSITION(S)      LENGTH OF                                        COMPLEX              DIRECTORSHIPS
     NAME, ADDRESS            HELD            TIME           PRINCIPAL OCCUPATIONS         OVERSEEN BY               HELD BY
       AND AGE(a)          WITH FUND        SERVED(b)         DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)       TRUSTEE/OFFICER
-----------------------   -------------   -------------   --------------------------   ---------------------   -------------------
Daniel J. Rice III (52)   Vice            Since 1990      Senior Vice President of               3             None
                          President                       State Street Research &
                                                          Management Company

Denis J. Walsh III (44)   Vice            Since 2004      Managing Director of State             5             None
                          President                       Street Research &
                                                          Management Company;
                                                          formerly Vice President,
                                                          State Street Research &
                                                          Management Company

Peter A. Zuger (56)       Vice            Since 1998      Managing Director of State             3             None
                          President                       Street Research & Management
                                                          Company; formerly Senior
                                                          Vice President, State
                                                          Street Research &
                                                          Management Company

Douglas A. Romich (47)    Treasurer       Since 2001      Senior Vice President and              19            None
                                                          Treasurer of State Street
                                                          Research & Management
                                                          Company; formerly Vice
                                                          President and Assistant
                                                          Treasurer, State Street
                                                          Research & Management
                                                          Company


(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

                                     I, 2-9

FUND OWNERSHIP

     The table below contains information on the State Street Research Funds owned by the Trustees:

                                  DOLLAR RANGE OF
                               EQUITY SECURITIES IN
                               STATE STREET RESEARCH           AGGREGATE DOLLAR RANGE OF
                                  LARGE-CAP VALUE              EQUITY SECURITIES IN ALL
     NAME OF TRUSTEE                  FUND(a)               STATE STREET RESEARCH FUNDS(b)
     ---------------           ---------------------        --------------------------------
Bruce R. Bond                           None                         Over $100,000
Richard S. Davis                        None                         Over $100,000
Peter S. Drotch(c)                      None                         None
Steve A. Garban                         None                         Over $100,000
Susan M. Phillips                       None                         Over $100,000
Toby Rosenblatt                         None                         Over $100,000
Michael S. Scott Morton                 None                         Over $100,000


(a)  The figure in this column is as of December 31, 2003.

(b) Includes ownership in all series of 19 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is as of December 31, 2003.

(c) Mr. Drotch was elected a Trustee effective January 1, 2004; therefore, no information is provided for the time periods shown.

     As of September 30, 2004, the Trustees and principal officers of State Street Research Equity Trust as a group owned less than 1% of the Fund's outstanding Class S shares, and none of the Fund's Class A, Class B(1), Class B or Class C shares.

     H.   PRINCIPAL HOLDERS OF SECURITIES

     The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Fund's outstanding shares. All information is as of September 30, 2004.


CLASS                   HOLDER                             % OF CLASS
-----                   ------                             ----------
A                       Merrill Lynch                          6.60
                        Lincoln National Life                 13.89

C                       Merrill Lynch                         44.79
                        Pershing LLC                           7.71

S                       Chase Manhattan Bank                  93.86

                                     I, 2-10

The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith
(for the sole benefit of its customers)
4800 Deerlake Drive East
Jacksonville, FL 32246

Lincoln National Life Insurance Company
1300 S. Clinton St.
Ft. Wayne, IN 46802

Chase Manhattan Bank, N.A. (a)
Pension Plans in MetLife Savings
4 New York Plaza
New York, NY 10004

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303

----------
(a) Chase Manhattan Bank holds such shares as trustee under certain employee benefit plans serviced by MetLife.

     The beneficial owner of 25% or more of a voting security is presumed to have "control" for purposes of the 1940 Act, absent a determination to the contrary by the Securities and Exchange Commission. A person who controls a particular Fund or a class of shares of a Fund could have effective control over the outcome of certain matters submitted to a vote of shareholders of that Fund or class. For example, a person with such ownership could significantly affect the approval of a Rule 12b-1 plan proposal for a particular class.

                                     I, 2-11

     I.   TRUSTEE COMPENSATION

     The Trustees of State Street Research Equity Trust were compensated as follows:

                                    AGGREGATE                       TOTAL
                                  COMPENSATION                  COMPENSATION                     TOTAL
                                      FROM                        FROM ALL                   COMPENSATION
                                  STATE STREET                  STATE STREET                 FROM THE FUND
                                 RESEARCH LARGE-               RESEARCH FUNDS              AND FUND COMPLEX
NAME OF TRUSTEE                 CAP VALUE FUND(a)           PAID TO TRUSTEES (b)         PAID TO TRUSTEES (c)
---------------                 -----------------           --------------------         --------------------
Bruce R. Bond                     $       2,283                 $      72,000               $      72,000
Richard S. Davis                  $           0                 $           0               $           0
Peter S. Drotch (d)               $       1,236                 $           0               $           0
Steve A. Garban                   $       2,856                 $      84,000               $     161,500
Susan M. Phillips                 $       2,428                 $      72,000               $      72,000
Toby Rosenblatt                   $       2,515                 $      76,800               $     143,800
Michael S. Scott Morton           $       3,056                 $      93,800               $     163,800

----------

(a) For the Fund's fiscal year ended June 30, 2004. The Fund does not provide any pension or retirement benefits for the Trustees.

(b) Includes compensation on behalf of all series of 9 investment companies for which the Investment Manager served as sole investment adviser as of December 31, 2003. The figure in this column is for the 12 months ended December 31, 2003.

(c) Includes compensation on behalf of all series of 9 investment companies for which the Investment Manager served as sole investment adviser as of December 31, 2003, and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company, and other unrelated managers, as sub-advisers to certain series of Metropolitan Series Fund, Inc. The figures indicated in this column include compensation relating to all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II, including those sub-advised by State Street Research & Management Company and those sub-advised by unrelated managers. "Total Compensation From Fund and Fund Complex Paid to Trustees" is for the 12 months ended December 31, 2003.

(d) Mr. Drotch was elected a Trustee effective January 1, 2004; therefore, no compensation was paid to Mr. Drotch during 2003.

     J.   INVESTMENT ADVISORY FEE

     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading.

     The annual advisory fee rate is 0.65%.

                                     I, 2-12

     The advisory fees for investment management, and the payments for other assistance and services, paid by the Fund to the Investment Manager for the last three fiscal years were as follows:

                                                                    PAYMENTS FOR
                                                                  OTHER ASSISTANCE
                                             ADVISORY FEES PAID     AND SERVICES
                                             ------------------   ----------------
     Fiscal year ended June 30, 2004           $     851,041       $     114,108
     Fiscal year ended June 30, 2003           $     688,054       $      79,559
     Fiscal year ended June 30, 2002           $     914,908       $      76,887

     For more information on the investment advisory arrangements, see Section II, D of this Statement of Additional Information.

     K.   DISTRIBUTOR'S PAYMENT OF FUND EXPENSES

     The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees and expenses relating to the Fund. Fees waived and/or expenses assumed for the last three fiscal years were as follows:

                                                          FEES WAIVED
                                                            AND/OR
                                                        EXPENSES ASSUMED
                                                        ----------------
         Fiscal year ended June 30, 2004                 $     443,742
         Fiscal year ended June 30, 2003                 $     398,838
         Fiscal year ended June 30, 2002                 $     550,854

     L.   PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

     The portfolio turnover rates for the last two fiscal years were as follows:

                                                      PORTFOLIO TURNOVER RATES
                                                      ------------------------
     Fiscal year ended June 30, 2004                           37.41%
     Fiscal year ended June 30, 2003                           45.22%

     For more information on portfolio turnover, see Section II, H of this Statement of Additional Information.

                                     I, 2-13

     M.   BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years were as follows:

     Fiscal year ended June 30, 2004                  $     207,651
     Fiscal year ended June 30, 2003                  $     250,722
     Fiscal year ended June 30, 2002                  $     351,713


     During the fiscal year ended June 30, 2004, the Fund held the following amounts of securities of entities that may be deemed to be regular broker-dealers of the Fund, as defined under the 1940 Act:


     Bank of America                                  $   6,143,000
     Morgan Stanley & Company Inc.                    $   2,707,000

     For more information on brokerage commissions, see Section II, H of this Statement of Additional Information.

     N.   SALES CHARGES ON SHARES

     Total sales charges on Class A shares paid to the Distributor, and the amounts retained by the Distributor after reallowance of concessions to dealers, for the past three fiscal years were as follows:

FRONT-END SALES CHARGES (CLASS A)

                                                                     RETAINED BY DISTRIBUTOR
                                                                      AFTER REALLOWANCE OF
                                             TOTAL SALES CHARGES     CONCESSIONS TO DEALERS
                                             -------------------     -----------------------
     Fiscal year ended June 30, 2004           $    1,114,325              $    132,373
     Fiscal year ended June 30, 2003           $      119,677              $     17,677
     Fiscal year ended June 30, 2002           $      292,297              $     43,171

     For the past three fiscal years, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B(1), Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:

                                     I, 2-14

CONTINGENT DEFERRED SALES CHARGES (CLASSES A, B(1), B AND C)

                      FISCAL YEAR ENDED                 FISCAL YEAR ENDED                 FISCAL YEAR ENDED
                        JUNE 30, 2004                     JUNE 30, 2003                     JUNE 30, 2002
                      -----------------                 -----------------                 -----------------
                 CONTINGENT       COMMISSIONS      CONTINGENT       COMMISSIONS      CONTINGENT       COMMISSIONS
                  DEFERRED          PAID TO         DEFERRED          PAID TO         DEFERRED          PAID TO
                SALES CHARGES       DEALERS       SALES CHARGES       DEALERS       SALES CHARGES       DEALERS
                -------------     -----------     -------------     -----------     -------------     -----------
Class A          $        0       $   981,952      $        0       $   102,000      $        0       $   249,126
Class B(1)       $   45,421       $   660,750      $   47,461       $   120,658      $   39,535       $   340,991
Class B          $      497       $         0      $    3,422       $         0      $   13,492       $         0
Class C          $      437       $    45,746      $      842       $     4,077      $    3,384       $    26,391

     For more information about sales charges, see Section II, J of this Statement of Additional Information.

     O.   RULE 12b-1 FEES

     The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of (i) up to 0.15% on the average daily net assets of Class A shares, and (ii) 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

     Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

     Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the Fund.

     During the fiscal year ended June 30, 2004, the Fund paid the fees under the Distribution Plans and the fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

                                     I, 2-15

                                                    CLASS A      CLASS B(1)       CLASS B       CLASS C
                                                    -------      ----------       -------       -------
Advertising                                       $     10,331   $     4,837    $         0   $      1,986

Printing and mailing of prospectuses to
  other than current shareholders                           65            39              0             15

Compensation to dealers                                 96,095       193,283        (64,391)        28,331

Compensation to sales personnel                         67,625        31,984              0         13,205

Interest                                                     0             0              0              0

Carrying or other financing charges                          0             0              0              0

Other expenses: marketing; general                      36,975        17,573              0          7,352
                                                  ------------   -----------    -----------   ------------

Fees to offset carryforwards                                 0             0              0              0
                                                  ------------   -----------    -----------   ------------

Total Fees                                        $    211,091   $   247,716    $   129,895   $     50,889
                                                  ============   ===========    ===========   ============

Unreimbursed expenses carried forward:

   Amount                                         $  1,078,602           N/A**  $         0   $  1,187,336
   % of net assets at year end                            1.21%          N/A**         0.00%         19.44%

---------------
* Net fees result from the timing of expenditures and are used against future expenses.
**The Class B(1) Distribution plan compensates the Distributor regardless of its expenses. As a result, there exist no unreimbursed expenses carried forward to future years.

     For more information about Rule 12b-1 fees, see Section II, J of this Statement of Additional Information.

     P.   PERFORMANCE

     All calculations of performance data in this section reflect voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Fund.

     Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999.

                                     I, 2-16

                                                        ONE YEAR          FIVE YEARS          10 YEARS
                                                          ENDED              ENDED              ENDED
                                                      JUNE 30, 2004      JUNE 30, 2004      JUNE 30, 2004
                                                      -------------      -------------      -------------
CLASS A

Average Annual Total Return                               16.80%              0.64%             10.85%

Average Annual Total Return
  (After Taxes on Distributions)                          16.48%             -1.24%              8.45%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)           10.91%             -0.41%              8.28%

CLASS B(1)

Average Annual Total Return                               18.02%              0.81%             10.71%

Average Annual Total Return
  (After Taxes on Distributions)                          18.02%             -1.01%              8.45%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)           11.71%             -0.91%              8.29%

CLASS B

Average Annual Total Return                               18.50%              0.91%             10.77%

Average Annual Total Return
  (After Taxes on Distributions)                          18.50%              0.90%              8.51%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)           12.03%              0.11%              8.34%

CLASS C

Average Annual Total Return                               22.05%              1.10%             10.71%

Average Annual Total Return
  (After Taxes on Distributions)                          22.05%             -0.69%              8.45%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)           14.33%              0.07%              8.29%

CLASS S

Average Annual Total Return                               24.26%              2.15%             11.83%

Average Annual Total Return
  (After Taxes on Distributions)                          23.82%              0.15%              9.28%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)           15.75%              0.80%              9.07%

                                     I, 2-17

NONSTANDARD TOTAL RETURN

     The nonstandard total return of each class of shares of the Fund for the six months ended June 30, 2004, without taking sales charges into account, was as follows:


                          Class A               4.59%
                          Class B(1)            4.22%
                          Class B               4.68%
                          Class C               4.28%
                          Class S               4.72%

     For more information about performance, see Section II, K of this Statement of Additional Information.


                                     I, 2-18

3.   STATE STREET RESEARCH GLOBAL RESOURCES FUND

     The information in this part 3 of Section I relates only to State Street Research Global Resources Fund (the "Global Resources Fund" or "Fund"). For information on other Funds, see the Table of Contents.

     A.   THE FUND

     The Fund was organized in 1990 as a separate series of State Street Research Equity Trust, a Massachusetts business trust (the "Trust"). The Trust is an "open-end" management investment company, as defined in the 1940 Act. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from those of another series. The Trust currently is comprised of the following series: State Street Research Mid-Cap Value Fund, State Street Research Large-Cap Value Fund and State Street Research Global Resources Fund.

     The Fund is not a "diversified company" as that term is defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer or invest in more than 10% of the outstanding voting securities of an issuer. As a nondiversified fund, the Fund will not be subject to these limits. The Fund, therefore, could invest in fewer issuers, which could increase the relative adverse effect on the portfolio that one or a few poor performing investments could potentially have. However, under the federal tax law, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in any single issuer.

     B.   INVESTMENT OBJECTIVE

     The investment objective of the Fund is a fundamental policy and may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     C.   FUNDAMENTAL AND NONFUNDAMENTAL RESTRICTIONS

     The Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Fund's policy:

                                     I, 3-1

     (1) not to purchase a security of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund;

     (2)  not to issue senior securities;

     (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

     (4) not to purchase or sell fee simple interests in real estate or illiquid interests in limited partnerships that invest in real estate, although the Fund may purchase and sell other interests in real estate including readily marketable interests in real estate investment trusts or companies which own or invest or deal in real estate;

     (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

     (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

     (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

                                     I, 3-2

     (8) not to invest directly as a joint venture or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

     (9) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. The Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value); and

     (10) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry, other than any energy or natural resource industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS.

          It is the Fund's policy:

     (1) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures contracts on securities, securities indices and currencies;

     (2) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box";

     (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

     (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act, or any exemptive order from the Securities and Exchange Commission, or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange;

                                     I, 3-3

     (5) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days); and

     (6) to invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of energy and natural resource companies and companies in associated businesses, as well as utilities. In connection with any change in this policy, the Fund shall comply with the shareholder notice requirements set forth in Rule 35d-1 under the 1940 Act.

     D.   RESTRICTED SECURITIES

     It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), if as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     E.   FOREIGN INVESTMENTS

     The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs").

     F.   TRANSACTIONS IN PRECIOUS METALS

     The Fund may invest in precious metals but only through banks (both United States and foreign), brokers or dealers who are members of (or affiliated with members of) a regulated North American commodities, commodities futures or securities exchange or a foreign commodities, commodities futures or securities exchange, or other institutions that meet certain standards of creditworthiness established by the Trustees from time to time. Bullion and coins do not usually generate income, offering only the potential of capital appreciation, and, in these transactions, the Fund may encounter higher custody and transaction costs than those normally associated with the ownership of securities, as well as insurance and shipping costs. In addition, investments in bullion and coins could adversely affect the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code. See "Certain Tax Matters" herein.

     G.   INDUSTRY CLASSIFICATIONS

     In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Industry classifications are subject to change from time to time. Securities issued or guaranteed as to principal or interest by the U.S. Government

                                     I, 3-4
or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

                                     I, 3-5

AUTOS & TRANSPORTATION
Air Transport
Auto Parts
Automobiles
Miscellaneous Transportation
Railroad Equipment
Railroads
Recreational Vehicles & Boats
Tires & Rubber
Truckers

CONSUMER DISCRETIONARY
Advertising Agencies
Casino/Gambling, Hotel/Motel
Commercial Services
Communications, Media & Entertainment
Consumer Electronics
Consumer Products
Consumer Services
Household Furnishings
Leisure Time
Photography
Printing & Publishing
Restaurants
Retail
Shoes
Textile & Apparel Manufacturers
Toys

CONSUMER STAPLES
Beverages
Drug & Grocery Store Chains
Foods
Household Products
Tobacco

FINANCIAL SERVICES
Banks & Savings and Loans
Financial Data Processing Services & Systems
Insurance
Miscellaneous Financial
Real Estate Investment Trusts
Rental & Leasing Services: Commercial
Securities Brokerage & Services

HEALTH CARE
Drugs & Biotechnology
Health Care Facilities
Health Care Services
Hospital Supply
Service Miscellaneous

INTEGRATED OILS
Oil: Integrated Domestic
Oil: Integrated International

MATERIALS & PROCESSING
Agriculture
Building & Construction
Chemicals
Containers & Packaging
Diversified Manufacturing
Engineering & Contracting Services
Fertilizers
Forest Products
Gold & Precious Metals
Miscellaneous Materials & Processing
Non-Ferrous Metals
Office Supplies
Paper and Forest Products
Real Estate & Construction
Steel
Textile Products

OTHER
Trust Certificates--Government Related
Lending
Asset-backed--Mortgages
Asset-backed--Credit Card Receivables
Miscellaneous
Multi-Sector Companies

OTHER ENERGY
Gas Pipelines
Miscellaneous Energy
Offshore Drilling
Oil and Gas Producers
Oil Well Equipment & Services

PRODUCER DURABLES
Aerospace
Electrical Equipment & Components
Electronics:  Industrial
Homebuilding
Industrial Products
Machine Tools
Machinery
Miscellaneous Equipment
Miscellaneous Producer Durables
Office Furniture & Business Equipment
Pollution Control and Environmental Services
Production Technology Equipment
Telecommunications Equipment

TECHNOLOGY
Communications Technology
Computer Software
Computer Technology
Electronics
Electronics: Semi-Conductors/Components
Miscellaneous Technology

UTILITIES
Miscellaneous Utilities
Utilities: Cable TV & Radio
Utilities: Electrical
Utilities: Gas Distribution
Utilities: Telecommunications
Utilities: Water

                                     I, 3-6

     H.   THE BOARD OF TRUSTEES, OFFICERS AND FUND OWNERSHIP

     The Board of Trustees is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidance to the Investment Manager and others who provide services to the Fund.

     The Audit Committee of the Board of Trustees held five meetings during the most recently completed fiscal year. The present members of the Audit Committee are Peter S. Drotch, Steve A. Garban, Susan M. Phillips and Michael S. Scott Morton. The duties of this Committee include meeting with representatives of the Trust's independent accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, the Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The Governance Committee of the Board of Trustees held three meetings during the most recently completed fiscal year. The present members of the Governance Committee of the Board of Trustees are Bruce R. Bond, Steve A. Garban, Toby Rosenblatt and Michael S. Scott Morton. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings, compensation and similar matters. The Governance Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

     The Valuation Committee of the Board of Trustees did not meet during the most recently completed fiscal year. The present members of the Valuation Committee are Steve A. Garban and Michael S. Scott Morton. The duties of this Committee are: to establish broad policies respecting Fund investments in restricted securities and the valuation of securities; to approve the proposed acquisition of certain securities; and to approve the valuation method of investments for which reliable market valuations are not available to the Investment Manager. An internal valuation committee of the Investment Manager, which meets on a regular basis to discuss liquidity and valuation issues, is subject to oversight by the Valuation Committee. At each regularly scheduled meeting of the full Board any valuation methodology approved by the Valuation Committee is submitted for approval.

     The Trustees and principal officers of the Trust are identified below, together with biographical information.

                                     I, 3-7

                                             TERM OF
                                            OFFICE AND                                  NUMBER OF FUNDS IN           OTHER
                           POSITION(S)      LENGTH OF                                      FUND COMPLEX          DIRECTORSHIPS
     NAME, ADDRESS            HELD            TIME           PRINCIPAL OCCUPATIONS         OVERSEEN BY               HELD BY
       AND AGE(a)          WITH FUND        SERVED(b)         DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)       TRUSTEE/OFFICER
-----------------------   -------------   -------------   --------------------------   ---------------------   -------------------
INDEPENDENT TRUSTEES

Bruce R. Bond (58)        Trustee         Since 1999      Retired; formerly                     19             Avaya Inc.
                                                          Chairman of the Board,
                                                          Chief Executive Officer
                                                          and President, PictureTel
                                                          Corporation (video
                                                          conferencing systems)

Peter S. Drotch (62)      Trustee         Since 2004      Retired; former Partner,              19             First Marblehead
                                                          PricewaterhouseCoopers LLP                           Corp.

Steve A. Garban (67)      Trustee         Since 1997      Retired; formerly Senior              53             Metropolitan Series
                                                          Vice President for                                   Fund, Inc. and
                                                          Finance and Operations                               Metropolitan Series
                                                          and Treasurer,                                       Fund II
                                                          The Pennsylvania State
                                                          University

Susan M. Phillips (59)    Trustee         Since 1999      Dean, School of Business              19             The Kroger Co.
                                                          and Public Management,
                                                          George Washington
                                                          University; formerly a
                                                          member of the Board of
                                                          Governors of the Federal
                                                          Reserve System; and
                                                          Chairman and Commissioner
                                                          of the Commodity Futures
                                                          Trading Commission

Toby Rosenblatt (66)      Trustee         Since 1993      President, Founders                   53             A.P. Pharma, Inc.;
                                                          Investments Ltd.                                     Metropolitan Series
                                                          (investments) and                                    Fund, Inc. and
                                                          President, Pacific Four                              Metropolitan Series
                                                          Investments                                          Fund II
                                                          (investments); formerly
                                                          President, The Glen Ellen
                                                          Company (private
                                                          investment firm)

Michael S. Scott Morton   Trustee         Since 1987      Jay W. Forrester                      53             Metropolitan Series
(67)                                                      Professor of Management                              Fund, Inc. and
                                                          (Emeritus), Sloan School                             Metropolitan Series
                                                          of Management,                                       Fund II
                                                          Massachusetts Institute
                                                          of Technology

                                     I, 3-8

                                             TERM OF                                        NUMBER OF
                                            OFFICE AND                                    FUNDS IN FUND              OTHER
                           POSITION(S)      LENGTH OF                                        COMPLEX              DIRECTORSHIPS
     NAME, ADDRESS            HELD            TIME           PRINCIPAL OCCUPATIONS         OVERSEEN BY               HELD BY
       AND AGE(a)          WITH FUND        SERVED(b)         DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)       TRUSTEE/OFFICER
-----------------------   -------------   -------------   --------------------------   ---------------------   -------------------
INTERESTED TRUSTEE

Richard S. Davis (59)     Trustee         Since 2000      Chairman of the Board,                19             None
                                                          President and Chief
                                                          Executive Officer of State
                                                          Street Research &
                                                          Management Company;
                                                          formerly Senior Vice
                                                          President, Fixed Income
                                                          Investments, Metropolitan
                                                          Life Insurance Company

OFFICERS

Arthur J. Barry (37)      Vice            Since 2004      Senior Vice President of               3             None
                          President                       State Street Research &
                                                          Management Company;
                                                          formerly Vice President,
                                                          State Street Research &
                                                          Management Company; senior
                                                          portfolio manager, Invesco
                                                          Capital Management; and
                                                          lead portfolio manager,
                                                          Federated Research
                                                          Corporation

Anthony Forcione (34)     Vice            Since 2003      Vice President of State                3              None
                          President                       Street Research &
                                                          Management Company;
                                                          formerly associate
                                                          portfolio manager and
                                                          equity analyst, State
                                                          Street Research &
                                                          Management Company

C. Kim Goodwin (45)       Vice            Since 2002      Managing Director and Chief           18             Akamai
                          President                       Investment Officer -                                 Technologies, Inc.
                                                          Equities of State Street
                                                          Research & Management
                                                          Company; formerly Chief
                                                          Investment Officer - U.S.
                                                          Growth Equities, American
                                                          Century

John S. Lombardo (49)     Vice            Since 2001      Managing Director, Chief              19             None
                          President                       Financial Officer and
                                                          Director of State Street
                                                          Research & Management
                                                          Company; formerly
                                                          Executive Vice President,
                                                          State Street Research &
                                                          Management Company; and
                                                          Senior Vice President,
                                                          Product and Financial
                                                          Management, MetLife Auto &
                                                          Home

                                     I, 3-9

                                             TERM OF                                        NUMBER OF
                                            OFFICE AND                                    FUNDS IN FUND              OTHER
                           POSITION(S)      LENGTH OF                                        COMPLEX              DIRECTORSHIPS
     NAME, ADDRESS            HELD            TIME           PRINCIPAL OCCUPATIONS         OVERSEEN BY               HELD BY
       AND AGE(a)          WITH FUND        SERVED(b)         DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)       TRUSTEE/OFFICER
-----------------------   -------------   -------------   --------------------------   ---------------------   -------------------
Daniel J. Rice III (52)   Vice            Since 1990      Senior Vice President of               3             None
                          President                       State Street Research &
                                                          Management Company


Denis J. Walsh III (44)   Vice            Since 2004      Managing Director of State             5             None
                          President                       Street Research &
                                                          Management Company;
                                                          formerly Vice President,
                                                          State Street Research &
                                                          Management Company

Peter A. Zuger (56)       Vice            Since 1998      Managing Director of State             3             None
                          President                       Street Research &
                                                          Management Company;
                                                          formerly Senior Vice
                                                          President, State Street
                                                          Research & Management
                                                          Company

Douglas A. Romich (47)    Treasurer       Since 2001      Senior Vice President and             19             None
                                                          Treasurer of State Street
                                                          Research & Management
                                                          Company; formerly Vice
                                                          President and Assistant
                                                          Treasurer, State Street
                                                          Research & Management
                                                          Company


(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

                                     I, 3-10

FUND OWNERSHIP

     The table below contains information on the State Street Research Funds owned by the Trustees:

                                       DOLLAR RANGE OF
                                     EQUITY SECURITIES IN
                                     STATE STREET RESEARCH      AGGREGATE DOLLAR RANGE OF EQUITY
                                      GLOBAL RESOURCES                   SECURITIES IN ALL
      NAME OF TRUSTEE                       FUND(a)              STATE STREET RESEARCH FUNDS(b)
      ---------------                ---------------------      --------------------------------
Bruce R. Bond                                None                          Over $100,000
Richard S. Davis                             Over $100,000                 Over $100,000
Peter S. Drotch(c)                           None                          None
Steve A. Garban                              None                          Over $100,000
Susan M. Phillips                            None                          Over $100,000
Toby Rosenblatt                              None                          Over $100,000
Michael S. Scott Morton                      None                          Over $100,000


(a)  The figure in this column is as of December 31, 2003.

(b) Includes ownership in all series of 9 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is as of December 31, 2003.

(c) Mr. Drotch was elected a Trustee effective January 1, 2004; therefore, no information is provided for the time periods shown.

     As of September 30, 2004, the Trustees and principal officers of State Street Research Equity Trust as a group owned approximately 11.6% of the Fund's outstanding Class S shares, and none of the Fund's outstanding Class A, Class B(1), Class B, Class C or Class R shares.

     I.   PRINCIPAL HOLDERS OF SECURITIES

     The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Fund's outstanding shares. All information is as of September 30, 2004.


          CLASS            HOLDER                               % OF CLASS
          -----            ------                               ----------
             A             Merrill Lynch                           10.14
                           Lincoln National Life                   15.43
           B(1)            Merrill Lynch                           20.75
             B             Merrill Lynch                           13.80
             C             Merrill Lynch                           34.09
             R             State Street Research                    7.63

                                     I, 3-11

                           J. Raymond                               5.69
                           C. B. Rupp                               7.30
                           Merrill Lynch                            9.98
                           S. A. Fox, Trustee                      42.81
             S             Chase Manhattan, Trustee                60.27
                           J. J. Sie, Trustee                       8.86

The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith
(for the sole benefit of its customers)
4800 Deerlake Drive East
Jacksonville, FL  32246

Chase Manhattan Bank, NA (a)
Pension Plans in MetLife Savings
4 New York Plaza
New York, NY  10004

Lincoln National Life Insurance Company
1300 S. Clinton St.
Ft. Wayne, IN 46802

J. J. Sie, Trustee
The A. M. Sie Grat Trust
c/o State Street Research
Service Center
One Financial Center
Boston, MA 02111

J. Raymond
c/o State Street Research
Service Center
One Financial Center
Boston, MA 02111

C. B. Rupp
c/o State Street Research
Service Center
One Financial Center
Boston, MA 02111

S. A. Fox, Trustee
c/o State Street Research
Service Center

                                     I, 3-12

One Financial Center
Boston, MA 02111

State Street Research & Management Company
One Financial Center
Boston, MA 02111

----------
(a) The Chase Manhattan Bank holds such shares as a trustee under certain employee benefit plans serviced by MetLife.

     The beneficial owner of 25% or more of a voting security is presumed to have "control" for purposes of the 1940 Act. A person who controls a particular Fund or a class of shares of a Fund could have effective control over the outcome of matters submitted to a vote of shareholders of that Fund or class. For example, a person with such ownership could significantly affect the approval of a Rule 12b-1 plan proposal for a particular class.

     J.   TRUSTEE COMPENSATION

     The Trustees of State Street Research Equity Trust were compensated as follows:

                                    AGGREGATE                       TOTAL
                                  COMPENSATION                  COMPENSATION                     TOTAL
                                      FROM                        FROM ALL                   COMPENSATION
                                  STATE STREET                  STATE STREET                 FROM THE FUND
                                 RESEARCH GLOBAL               RESEARCH FUNDS              AND FUND COMPLEX
NAME OF TRUSTEE                 RESOURCES FUND(a)           PAID TO TRUSTEES (b)         PAID TO TRUSTEES (c)
---------------                 -----------------           --------------------         --------------------
Bruce R. Bond                    $         3,075               $        72,000             $         72,000
Richard S. Davis                 $             0               $             0             $              0
Peter S. Drotch (d)              $         1,871               $             0             $              0
Steve A. Garban                  $         3,856               $        84,000             $        161,500
Susan M. Phillips                $         3,307               $        72,000             $         72,000
Toby Rosenblatt                  $         3,368               $        76,800             $        143,800
Michael S. Scott Morton          $         4,106               $        93,800             $        163,800

----------

(a) For the Fund's fiscal year ended June 30, 2004. The Fund does not provide any pension or retirement benefits for the Trustees.

(b) Includes compensation on behalf of all series of 9 investment companies for which the Investment Manager served as sole investment adviser as of December 31, 2003. The figure in this column is for the 12 months ended December 31, 2003.

(c) Includes compensation on behalf of all series of 9 investment companies for which the Investment Manager served as sole investment adviser as of December 31, 2003, and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company, and other unrelated managers, as sub-advisers to certain series of Metropolitan Series Fund, Inc.

                                     I, 3-13

     The figures indicated in this column include compensation relating to all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II, including those sub-advised by State Street Research & Management Company and those sub-advised by unrelated managers. "Total Compensation From Fund and Fund Complex Paid to Trustees" is for the 12 months ended December 31, 2003.

(d) Mr. Drotch was elected a Trustee effective January 1, 2004; therefore, no compensation was paid to Mr. Drotch during 2003.

     K.   INVESTMENT ADVISORY FEE

     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading.

     The annual advisory fee rate is 0.75%.

     The advisory fees for investment management, and the payments for other assistance and services, paid by the Fund to the Investment Manager, for the last three fiscal years were as follows:

                                                                          PAYMENTS FOR
                                                                        OTHER ASSISTANCE
                                                 ADVISORY FEES PAID       AND SERVICES
                                                 ------------------     ----------------
     Fiscal year ended June 30, 2004             $       2,882,773       $     115,260
     Fiscal year ended June 30, 2003             $       1,276,075       $      79,608
     Fiscal year ended June 30, 2002             $       1,254,667       $      77,488

     For more information on investment advisory arrangements, see Section II, D of this Statement of Additional Information.

     L.   PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

     The portfolio turnover rates for the last two fiscal years were as follows:

                                                    PORTFOLIO TURNOVER RATES
                                                    ------------------------
     Fiscal year ended June 30, 2004                          26.90%
     Fiscal year ended June 30, 2003                          32.56%

     For more information on portfolio turnover, see Section II, H of this Statement of Additional Information.

                                     I, 3-14

     M.   BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years were as follows:

                                                    BROKERAGE COMMISSIONS PAID
                                                    --------------------------
     Fiscal year ended June 30, 2004                       $    1,003,800
     Fiscal year ended June 30, 2003                       $      352,035
     Fiscal year ended June 30, 2002                       $      452,577

     During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund, as defined under the 1940 Act.

     For more information on brokerage commissions, see Section II, H of this Statement of Additional Information.

     N.   SALES CHARGES ON SHARES

     Total sales charges on Class A shares paid to the Distributor, and the amounts retained by the Distributor after reallowance of concessions to dealers, for the past three fiscal years were as follows:

FRONT-END SALES CHARGES (CLASS A)

                                                                       RETAINED BY DISTRIBUTOR
                                                                        AFTER REALLOWANCE OF
                                                TOTAL SALES CHARGES     CONCESSIONS TO DEALERS
                                                -------------------    -----------------------
     Fiscal year ended June 30, 2004              $   15,248,869            $    1,706,549
     Fiscal year ended June 30, 2003              $      303,080            $       60,774
     Fiscal year ended June 30, 2002              $      223,722            $       28,438

     For the past three fiscal years, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B(1), Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:

                                     I, 3-15

CONTINGENT DEFERRED SALES CHARGES (CLASSES A, B(1), B AND C)

                      FISCAL YEAR ENDED                 FISCAL YEAR ENDED               FISCAL YEAR ENDED
                        JUNE 30, 2004                     JUNE 30, 2003                   JUNE 30, 2002
                      -----------------                 -----------------               -----------------
                 CONTINGENT     COMMISSIONS        CONTINGENT     COMMISSIONS       CONTINGENT     COMMISSIONS
                  DEFERRED        PAID TO           DEFERRED        PAID TO          DEFERRED        PAID TO
                SALES CHARGES     DEALERS         SALES CHARGES     DEALERS        SALES CHARGES     DEALERS
                -------------   ------------      -------------   ------------     -------------   -----------
Class A          $        0     $ 13,542,320       $        0     $    234,149      $        0     $   195,284
Class B(1)       $   61,533     $  5,239,171       $   39,426     $    223,589      $   23,376     $   287,604
Class B          $      380     $          0       $   12,627     $          0      $   35,537     $        30
Class C          $   18,473     $  4,064,046       $    5,758     $     63,374      $    4,535     $    88,788

     For more information on sales charges, see Section II, J of this Statement of Additional Information.

     O.   RULE 12b-1 FEES

     The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B, Class C and Class R shares. The Fund also provides a distribution fee at an annual rate of (i) up to 0.15% on the average daily net assets of Class A shares, (ii) 0.75% on the average daily net assets of Class B(1), Class B and Class C shares, and (iii) up to 25% on the average daily net assets of Class R shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

     Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

     Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the Fund.

     During the fiscal year ended June 30, 2004, the Fund paid fees under the Distribution Plan and the fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

                                     I, 3-16

                                   CLASS A         CLASS B(1)        CLASS B         CLASS C         CLASS R
                                   -------         ----------        -------         -------         -------
Advertising                      $     23,790     $     10,927     $         0     $    13,804     $     6,366

Printing and mailing of
  prospectuses to other than
  current shareholders                    193               96               0              76              47

Compensation to dealers               268,137          301,583       (113,144)         516,754           2,536

Compensation to sales
  personnel                           231,456          100,873               0         126,138          60,298

Interest                                    0                0               0               0               0

Carrying or other
  financing charges                         0                0               0               0               0

Other expenses: marketing;
  general                             123,936           54,769               0          68,664          32,488
                                 ------------     ------------     -----------     -----------     -----------

Fees to offset
  carryforwards*                            0                0         263,706               0               0
                                 ------------     ------------     -----------     -----------     -----------

Total Fees                       $    647,512     $    468,246     $   344,385     $   725,436     $     4,552
                                 ============     ============     ===========     ===========     ===========

Unreimbursed expenses
  carried forward:

  Amount                         $  2,984,281              N/A**   $   614,607     $ 2,183,683         145,812
  % of net assets at year-end            0.73%             N/A**          1.60%           1.79%           6.54%

----------
*Net fees result from the timing of expenditures and are used against future expenses.
**The Class B(1) Distribution plan compensates the Distributor regardless of its expenses. As a result, there exist no unreimbursed expenses carried forward to future years.

     For more information in Rule 12b-1 fees, see Section II, J of this Statement of Additional Information.

     P.   PERFORMANCE

     All calculations of performance data in this section reflect the voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Fund.

     Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999. Performance for Class R shares reflects Class A share performance through April 2, 2003 and Class R share performance thereafter. If the returns for Class R shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, these returns would have been lower.

                                     I, 3-17

                                                       ONE YEAR         FIVE YEARS         10 YEARS
                                                         ENDED             ENDED             ENDED
                                                     JUNE 30, 2004     JUNE 30, 2004     JUNE 30, 2004
                                                     -------------     -------------     -------------
CLASS A

Average Annual Total Return                              47.09%            25.56%            14.73%

Average Annual Total Return
  (After Taxes on Distributions)                         46.18%            25.40%            13.97%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)          30.51%            22.77%            12.79%

CLASS B(1)

Average Annual Total Return                              50.07%            26.04%            14.59%

Average Annual Total Return
  (After Taxes on Distributions)                         49.28%            25.91%            13.83%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)          32.46%            23.24%            12.66%

CLASS B

Average Annual Total Return                              50.03%            26.06%            14.63%

Average Annual Total Return
  (After Taxes on Distributions)                         49.35%            25.95%            13.87%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)          32.45%            23.27%            12.69%

CLASS C

Average Annual Total Return                              54.05%            26.23%            14.60%

Average Annual Total Return
  (After Taxes on Distributions)                         53.24%            26.09%            13.83%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)          35.05%            23.41%            12.66%

                                     I, 3-18

CLASS R

Average Annual Total Return(a)                           55.72%            26.99%            15.38%

CLASS S

Average Annual Total Return                              56.49%            27.55%            15.80%

Average Annual Total Return
  (After Taxes on Distributions)                         55.48%            27.38%            15.04%

Average Annual Total Return
  (After Taxes on Distributions and Redemption)          36.61%            24.61%            13.80%

(a) Average annual total return after taxes on distributions and after taxes on distributions and redemptions is not shown because Class R shares are only offered to retirement plans, which are tax-deferred.

NONSTANDARD TOTAL RETURN

     The nonstandard total return of each class of shares of the Fund for the six months ended June 30, 2004, without taking sales charges into account, was as follows:


                              Class A             17.35%
                              Class B(1)          16.98%
                              Class B             16.96%
                              Class C             16.97%
                              Class R             17.17%
                              Class S             17.49%

     For more information about performance, see Section II, K of this Statement of Additional Information.

                                     I, 3-19

                       STATEMENT OF ADDITIONAL INFORMATION

                                   SECTION II

                                TABLE OF CONTENTS


                                                                                PAGE
                                                                                ----
     A.  Additional Information Concerning Investment Restrictions,
         Certain Risks and Investment Techniques                                II-1
     B.  Debt Instruments and Permitted Cash Investments                        II-13
     C.  The Trusts, the Funds and Fund Shares                                  II-23
     D.  Investment Advisory Services                                           II-24
     E.  Purchase and Redemption of Shares                                      II-26
     F.  Shareholder Accounts                                                   II-35
     G.  Net Asset Value                                                        II-39
     H.  Portfolio Transactions                                                 II-40
     I.  Certain Tax Matters                                                    II-44
     J.  Distribution of Fund Shares                                            II-48
     K.  Calculation of Performance Data                                        II-51
     L.  Custodian                                                              II-56
     M.  Independent Registered Public Accounting Firm                          II-56
     N.  Financial Reports                                                      II-56
         Appendix A - Proxy Voting Policies and Procedures                      A-1


     This Section II contains general information applicable to the fund(s) identified on the cover page of this Statement of Additional Information. (If more than one Fund is identified, each is referred to as "the Fund.")

     A. ADDITIONAL INFORMATION CONCERNING INVESTMENT RESTRICTIONS, CERTAIN RISKS AND INVESTMENT TECHNIQUES

     The Fund follows certain fundamental and nonfundamental investment restrictions. The fundamental and nonfundamental investment restrictions for the Fund identified on the cover page of this Statement of Additional Information are included in Section I of this Statement of Additional Information.

     In addition, the Fund may invest in the following instruments, use the following investment techniques or be exposed to the following investment risks. PLEASE NOTE THAT NOT ALL OF THE INSTRUMENTS, TECHNIQUES AND RISKS DESCRIBED IN THIS PART APPLY UNIFORMLY TO THE FUNDS IDENTIFIED ON THE COVER PAGE OF THIS STATEMENT OF ADDITIONAL INFORMATION. THE EXTENT TO WHICH A FUND MAY ENGAGE IN THE FOLLOWING PRACTICES DEPENDS ON ITS INVESTMENT STRATEGY AND ANY LIMITATIONS SET FORTH IN ITS PROSPECTUS OR IN PART I OF ITS STATEMENT OF ADDITIONAL INFORMATION. Some practices are more applicable to equity investments and would be used more by Funds with substantial equity portions. For example, American Depositary Receipts ("ADRs") generally involve the stocks of foreign issuers and are used more by Funds which invest in foreign securities. Similarly, some practices are more applicable to debt securities and would be used more in Funds with substantial debt positions, for example, techniques to manage the interest rate volatility of bonds. However, since the Fund generally reserves the flexibility to invest to some degree in ways which are outside their primary focus, it is possible for the Fund to engage in all the described practices.

DERIVATIVES

     The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Investment Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

     The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from
(i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS.

     Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund for the custodian to note as segregated on its books to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. If the Fund disposes of assets which have been noted as segregated, an equivalent amount of assets will be noted as segregated. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

OPTIONS.

     The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY.

     The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

     As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

SHORT SALES AGAINST THE BOX

     The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

SWAP ARRANGEMENTS

     The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

     The Fund may enter credit protection swap arrangements involving the purchase by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

     When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

WHEN-ISSUED SECURITIES

     The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The custodian holding Fund assets will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

RESTRICTED OR ILLIQUID SECURITIES

     The Fund may invest in illiquid securities. Securities are illiquid if they cannot be resold in the ordinary course of business within seven business days at approximately the value at which they are carried on the Fund's books. Securities which have been registered with the SEC have historically been more liquid than unregistered securities, also known as restricted securities. Restricted securities may be liquid if there is a market for them. In recent years, restricted securities have become more liquid among institutions such as the Fund.

     Some restricted securities may be resold in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing. Restricted securities including those resellable under Rule 144A may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. The Trustees periodically monitor the liquidity determinations. Investments in restricted securities including those resellable under Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of commercial or residential mortgage loans. Some mortgage-related securities provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. Mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or mixed-ownership corporations or sponsored enterprises, and the securities may or may not be supported by the credit of such entities. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have a lower priority with respect to such payments on the mortgages in the pool. The Fund does not presently expect to invest in mortgage pool residuals.

     Mortgage-related securities also include stripped securities which have been divided into separate interest and principal components. Holders of the interest components of mortgage related securities will receive payments of the interest only on the current face amount of the mortgages and holders of the principal components will receive payments of the principal on the mortgages. "Interest only" securities are known as IOs; "principal only" securities are known as POs.

     In the case of mortgage-related securities, the possibility of prepayment of the underlying mortgages which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-related securities. When prepayments of mortgages occur during periods of declining interest rates, the Fund will have to reinvest the proceeds in instruments with lower effective interest rates.

     In the case of stripped securities, in periods of low interest rates and rapid mortgage prepayments, the value of IOs for mortgage-related securities can decrease significantly. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future. Stripped securities are extremely volatile in certain interest rate environments.

ASSET-BACKED SECURITIES

     The Fund may invest in asset-backed securities, which are securities that represent interests in pools of assets such as consumer loans, credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the underlying assets and may be supported by letters of credit or similar guarantees of payment by a financial institution.

FOREIGN INVESTMENTS

     The Fund may invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued in one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

     These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investment in more developed countries. Also, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

CURRENCY TRANSACTIONS

     The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

INDEXED SECURITIES

     The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indications. These securities are generally short- to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

SECURITIES LENDING

     The Fund may receive a lending fee and may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

SHORT-TERM TRADING

     The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

TEMPORARY AND DEFENSIVE INVESTMENTS

     The Fund may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of high-quality instruments in which the Fund may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

     The Fund may invest in investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. Many exchange-traded securities represent ownership in a trust that has been established to accumulate and hold a portfolio of securities that is intended to track the performance of a securities market index. Certain indices tracked by exchange-traded funds are highly concentrated in one or a few industries or individual securities, and thus, may have higher price volatility than many broad-based stock indices.

     B.  DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

     The Fund may invest in long-term and short-term debt securities. Certain investment practices in which the Fund may engage, and certain debt securities and money market instruments in which the Fund may invest are described below.

MANAGING VOLATILITY

     In administering the Fund's investments, the Investment Manager attempts to manage the volatility of the Fund's portfolio of debt securities by managing the duration and weighted average maturity of those securities.

     Duration is an indicator of the expected volatility of a bond portfolio's net asset value in response to changes in interest rates. In calculating duration, the fund measures the average time required to receive all cash flows associated with those debt securities -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio debt security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

     The Investment Manager may use several methods to manage the duration of the Fund's portfolio of debt securities in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of a Fund's portfolio of debt securities, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

     Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's portfolio of debt securities, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more Fund price will vary in response to changes in interest rates.

U.S. GOVERNMENT AND RELATED SECURITIES

     U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

     1. direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     2. obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     3. obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

     U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National

Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

     U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

     The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

FOREIGN GOVERNMENT DEBT

     The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. Each Fund may invest in foreign government securities of issuers considered stable by the Investment Manager, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Investment Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

SUPRANATIONAL DEBT

     Supranational debt may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Examples of supranational entities include the World Bank, the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

SYNTHETIC NON-U.S. MONEY MARKET POSITIONS

     Money market securities denominated in foreign currencies are permissible investments of the Fund. In addition to, or in lieu of direct investment in such securities, the Fund may construct a synthetic non-U.S. money market position by
(i) purchasing a money market instrument denominated in U.S. dollars and (ii) concurrently entering into a forward currency contract to deliver a corresponding amount of U.S. dollars in exchange for a foreign currency on a future date and a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar-denominated money market instruments, a synthetic money market position utilizing such U.S. dollar-denominated instruments may offer greater liquidity than direct investment in a money market instrument denominated in a foreign currency.

BANK MONEY INVESTMENTS

     Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

SHORT-TERM CORPORATE DEBT INSTRUMENTS

     Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

LOWER RATED DEBT SECURITIES

     The Fund may invest in debt securities within the BB major rating category or lower by S&P or the Ba major rating category or lower by Moody's or debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Such securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perception, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn; and (vii) the realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for this type of security has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear. For further information concerning the ratings of debt securities, see "--Commercial Paper Ratings" and "--Rating Categories of Debt Securities," below.

ZERO AND STEP COUPON SECURITIES

     Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero and step coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

MASTER LOAN PARTICIPATION AGREEMENTS

     The Fund may invest in loan participations. These investments represent interests in floating or variable rate loans to foreign countries, corporations and other entities. Loan participations will generally be acquired by the Fund from a lender, usually a bank or other similar financial services entity. The underlying loans may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London InterBank Offered Rate or other base rates used by commercial lenders.

     The Fund may invest in loans which are not secured by any collateral. Uncollateralized loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized loans. Interest and principal payments on these loan participations may be reduced, deferred, suspended or eliminated. While loan participations generally trade at par value, the fund will also be able to acquire loan participations that sell at a discount because of the borrower's credit standing.

     The loan participations generally are not rated by nationally recognized statistical rating organizations. Participation interests generally are not listed on any national securities exchange and no regular market has developed for such interests. The loans may be subject to restrictions on resale and any secondary purchases and sales generally are conducted in private transactions.

     When acquiring a loan participation, the Fund will have a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal and interest only from the lender selling the loan participation and only upon receipt by such lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the loan participation. To the extent that a foreign borrower or lender is involved, the risks associated with foreign investments, as discussed above, also apply.

CERTAIN RATINGS CATEGORIES

COMMERCIAL PAPER RATINGS.

     Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

     The rating "Prime" is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

RATING CATEGORIES OF DEBT SECURITIES.

     Set forth below is a description of S&P corporate bond and debenture rating categories:

     AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

     AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.

     A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

     BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

     Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

     CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

     D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks-such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.

     Set forth below is a description of Moody's corporate bond and debenture rating categories:

     Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

SECURITIES RATINGS POLICIES.

     When securities are rated by one or more independent rating agencies, the Fund uses these ratings to determine credit quality. The Fund may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Also, the Fund may invest in debt securities that are unrated. If a security is unrated, the Fund may assign it to a given category based on its own credit research.

RATINGS DOWNGRADES.

     In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

     C.  THE TRUSTS, THE FUNDS AND FUND SHARES

     The Trustees of a Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of each Fund to be issued in multiple classes.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B(1), Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise in this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

     Shareholder rights granted under the Master Trust Agreement may be modified, suspended or repealed, in whole or part, by the Trustees, except as provided by law or under the terms of the Master Trust Agreement. The Master Trust Agreement may not be amended by the Trustees if the amendment would (a) repeal the limitation on personal liability of any shareholder or Trustee, or repeal the prohibition of assessment upon shareholders, without the express consent of each shareholder or Trustee involved or (b) adversely modify any shareholder right without the consent of the holders of a majority of the outstanding shares entitled to vote. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under each Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of a Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, each Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     D.  INVESTMENT ADVISORY SERVICES

     Under the provisions of each Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

     The Investment Manager has overall responsibility for managing the investments of each Fund, subject to the authority of the Board of Trustees. Each Advisory Agreement provides that the Investment Manager shall furnish the applicable Funds with an investment program and investment administrative services as may be required from time to time. Under the Advisory Agreement, the Investment Manager also provides other assistance and services in connection with a number of business matters for a Fund, for example the registration of a Fund's shares, subject to reimbursement of related costs. The Investment Manager compensates all personnel and Trustees of each Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of MetLife.

     Each Advisory Agreement provides that it shall continue in effect with respect to a Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     In approving the continuation of each Advisory Agreement at a meeting of the Board of Trustees held on November 5, 2003, the Board considered a number of factors, including, but not limited to (1) the written and oral presentations of the Investment Manager and the review of the responsibilities of the Board according to applicable laws; (2) the performance of the Fund, including a comparison of the performance of the Fund to the performance of unrelated mutual funds of comparable size and investment objectives; (3) the profitability of the contract to the Investment Manager and the nature of the services provided by the Investment Manager to the Fund, including the depth and experience of the investment personnel that provide services to the Fund; (4) the allocation of resources of the Investment Manager; (5) the expense ratios and current advisory fees of the Fund and those of unrelated funds of comparable size and investment objectives. In the course of the Board's deliberations, the Trustees in particular discussed some of the factors underlying the Fund's performance, and also referenced the meetings held the prior day among the Independent Trustees separately and together with management of the Investment Manager.

     After consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees of the Fund, including the Trustees who are not "interested persons" of the Trust (within the meaning of the 1940 Act), approved the continuation of the Investment Advisory Agreement.

     Information about rates at which fees are calculated under the Advisory Agreement with respect to the Funds identified on the cover page of the Statement of Additional Information, as well as the fees paid to the Investment Manager in previous years, if applicable, is included in Section I of this Statement of Additional Information.

     The Fund, the Investment Manager, and the Distributor have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

     The Investment Manager has adopted proxy voting policies and procedures which are attached to this Statement of Additional Information. The Fund has adopted the Investment Manager's policies and procedures as the Fund's policies and procedures pursuant to the requirements of the 1940 Act. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 is available (1) on the Fund's website at http://www.ssrfunds.com; and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

     E.  PURCHASE AND REDEMPTION OF SHARES

     Shares of each Fund are distributed by State Street Research Investment Services, Inc., the Distributor. Class A, Class B(1), Class B, Class C, Class R and Class S shares of the Fund may be purchased at the next determined net asset value per share plus, in the case of all classes except Class R and Class S shares, a sales charge which, at the election of the investor, may be imposed
(i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B(1), Class B and Class C shares). Class B shares are available only to current Class B shareholders through reinvestment of dividends and capital gains distributions or through exchanges from existing Class B accounts of the State Street Research Funds. General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Investment" in the Prospectus. The following supplements that information.

     PUBLIC OFFERING PRICE. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE, but not later than 4 p.m. eastern time, on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a broker-dealer, that broker-dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a broker-dealer's failure to transmit an order promptly is a matter for settlement between the investor and the broker-dealer. Under certain pre-established operational arrangements, the price may be determined as of the time the order is received by the broker-dealer or its designee.

     ALTERNATIVE PURCHASE PROGRAM. Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

     As described in greater detail below, financial professionals are paid differing amounts of compensation depending on which class of shares they sell.

     The major differences among the various classes of shares are as follows:

                          CLASS A              CLASS B(1)           CLASS B             CLASS C           CLASS R   CLASS S
                          -------              ----------           -------             -------           -------   -------
SALES CHARGES PAID BY     Initial sales        Contingent           Contingent          Contingent        None      None
INVESTOR TO DISTRIBUTOR   charge at time       deferred sales       deferred sales      deferred sales
                          of investment of     charge of 5% to 1%   charge of 5% to     charge of 1%
                          up to 5.75%*         applies to any       2% applies to any   applies to any
                          depending on         shares redeemed      shares redeemed     shares redeemed
                          amount of            within first six     within first five   within one year
                          investment           years following      years following     following their
                                               their purchase; no   their purchase;     purchase
                                               contingent           no contingent
                                               deferred sales       deferred sales
                                               charge after six     charge after five
                                               years                years

                          On investments of
                          $1 million or
                          more, no initial
                          sales charge; but
                          contingent
                          deferred sales
                          charge of up to 1%
                          may apply to any
                          shares redeemed
                          within one year
                          following their
                          purchase

INITIAL COMMISSION        Above described      4%                   4%                  1%                None      None
PAID BY DISTRIBUTOR TO    initial sales
FINANCIAL PROFESSIONAL    charge less
                          0.25% to 0.75%
                          retained by
                          distributor

                          On investments
                          of $1 million or
                          more, 0.25% to
                          1% paid to
                          dealer by
                          Distributor

                          CLASS A              CLASS B(1)           CLASS B             CLASS C           CLASS R   CLASS S
                          -------              ----------           -------             -------           -------   -------
RULE 12b-1 SERVICE FEE

PAID BY FUND TO           0.25% each year      0.25% each year      0.25% each year     0.25% each year   0.25%     None
DISTRIBUTOR                                                                                               each
                                                                                                          year

PAID BY DISTRIBUTOR TO    0.25% each year      0.25% each year      0.25% each year     0.25% each year   0.25%     None
FINANCIAL PROFESSIONAL                         commencing after     commencing after    commencing after  each
                                               one year following   one year            one year          year
                                               purchase             following purchase  following
                                                                                        purchase

RULE 12b-1
DISTRIBUTION FEE

PAID BY FUND TO           Up to 0.15% each     0.75% for first      0.75% for first     0.75% each year   0.25%     None
DISTRIBUTOR               year                 eight years; Class   eight years;                          each
                                               B(1) shares          Class B shares                        year
                                               convert              convert
                                               automatically to     automatically to
                                               Class A shares       Class A shares
                                               after eight years    after eight years

PAID BY DISTRIBUTOR TO    Up to 0.15% each     None                 None                0.75% each year   Up to     None
FINANCIAL PROFESSIONAL    year                                                          commencing after  0.25%
                                                                                        one year          each
                                                                                        following         year
                                                                                        purchase


----------
* or up to 4.50% for State Street Research Government Income Fund and State Street Research High Income Fund.

     CLASS A SHARES--REDUCED SALES CHARGES. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $50,000 of the Fund ($100,000 in the case of the State Street Research Government Income Fund or the State Street Research High Income Fund, only) or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

     OTHER PROGRAMS RELATED TO CLASS A SHARES. Class A shares of the Fund may be sold, or issued in an exchange, at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements for designated classes of investors. These arrangements include programs sponsored by the Distributor or others under which, for example, a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants to purchase Fund shares. (These arrangements are not available to any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge.) Sponsored arrangements may be established for non-profit organizations, holders of individual retirement accounts or participants in limited promotional campaigns, such as a special offering to shareholders of funds in other complexes that may be liquidating. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established by the Distributor. The Distributor may waive, from time to time, the sales charge applicable to Class A shares of the Fund on sales to customers of affiliates of the Distributor, including MetLife Securities, Inc., New England Securities Corporation and Walnut Street Securities, Inc. In addition, the Distributor may, from time to time, allow investors who have previously purchased non-State Street Research mutual fund shares through certain other broker-dealers and have incurred sales charges on such purchases to invest the proceeds of redemptions of those shares in Class A shares of the Funds at net asset value, without incurring an additional sales charge.

     Information on such arrangements and further conditions and limitations is available from the Distributor.

     The entire sales charge on Class A shares may be reallowed to financial professionals who sell shares during certain special promotional periods which may be instituted from time to time. The Fund reserves the right to have such promotions without further supplement to the Prospectus or Statement of Additional Information. The financial professionals who receive the entire sales charge may be deemed to be underwriters of the Fund's shares under the Securities Act of 1933 during such promotions.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any family members and other close relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any family member and other close relatives of such person, or any beneficial account for any of them; and (D) others who because of their business relationship with the Fund, the Distributor or its affiliates, and because of their knowledge of the Fund, do not require any significant sales effort or expense to educate them about the Fund. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups and any other matters, as may be adopted by the Distributor from time to time.

     CONVERSION OF CLASS B(1) AND CLASS B SHARES TO CLASS A SHARES. A shareholder's Class B(1) and Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B(1) or Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B(1) or Class B shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B(1) shares of other Eligible Funds and for Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

     CONTINGENT DEFERRED SALES CHARGES. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B(1) and Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) and Class B shares and receive in lieu thereof an annual fee, usually 1%, with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

     In determining the applicability and rate of any contingent deferred sales charge of Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after their purchase, Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

     CONTINGENT DEFERRED SALES CHARGE WAIVERS. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant-initiated distributions from State Street Research prototype employee retirement plans. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The contingent deferred sales charge may also be waived on Class A shares under certain exchange arrangements for selected brokers with substantial asset allocation programs. The Fund may waive the contingent deferred sales charge on any class, or modify or terminate any waivers, at any time. The Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest in Class B(1) or Class B shares and then Class A shares of certain funds upon meeting specific criteria. No contingent deferred sales charges apply to shares held by MetLife, the Investment Manager or the Distributor.

     CLASS S SHARES. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans and endowment funds of nonprofit organizations which meet criteria relating to asset size or aggregate investment in the Fund, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by MetLife, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. For information on different conditions that may apply to certain Funds, see Section I for the relevant Fund.

     Class S shares are made available to (a) current and former employees, officers and directors of the Investment Manager and Distributor; (b) current and former directors or trustees of the investment companies for which the Investment Manager serves as the primary investment adviser; and (c) relatives of any such individuals, provided that the relationship is directly verified by such individuals to the Distributor, and any beneficial account for such relatives or individuals. Class A shares acquired by such individuals and relatives may, in the discretion of the Distributor, be converted into Class S shares. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

     CLASS R SHARES. Class R shares are offered to retirement plans participating in certain platforms sponsored by broker-dealers, which may involves multiple fund families. Class R shares are subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

     REORGANIZATIONS. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     IN-KIND PURCHASE OPTION. In the discretion of the Investment Manager, shares of the Fund may be offered for purchase partly or entirely in exchange for securities. This option is available only in very limited circumstances. The Investment Manager will not approve the acceptance of any securities in exchange for Fund shares unless it believes the securities are appropriate investments for the Fund.

     REDEMPTIONS. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

     SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B(1), Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 12% annually (minimum $50 per withdrawal) of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

     Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

     REQUEST TO DEALER TO REPURCHASE. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from broker-dealers by wire or telephone for the repurchase of shares by the Distributor from the broker-dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the broker-dealer to the Distributor. The broker-dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Under certain pre-established operational arrangements, the price may be determined as of the time the order is received by the broker-dealer or its designee.

     SIGNATURE GUARANTEES. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; (4) requests to transfer the registration of shares to another owner; and (5) if checkwriting is available for the account, authorizations to establish the checkwriting privilege. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

     DISHONORED CHECKS. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

     PROCESSING CHARGES. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

     SHAREHOLDER IDENTIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to a shareholder: When a shareholder opens an account, State Street Research or the shareholder's financial professional will ask the shareholder's name, address, date of birth, and other information that will allow State Street Research to identify the shareholder.

     The Fund is required by law to reject new account applications if the required identifying information is not provided. If the required information is obtained after receipt of an incomplete application, the investment will be accepted and the shareholder will receive the closing share price next determined after all such information is received. The Fund reserves the right to close a shareholder's account at the current day's closing share price if it is unable to verify the shareholder's identity. Attempts to verify a shareholder's identity within an established timeframe of receiving the application will be performed. If the Fund is unable to verify the shareholder's identity it reserves the right to liquidate the account at the closing share price next determined and to remit the shareholder's proceeds by check.

     F.  SHAREHOLDER ACCOUNTS

     General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

     MAINTENANCE FEES AND INVOLUNTARY REDEMPTION. BECAUSE OF THE RELATIVELY HIGH COST OF MAINTAINING SMALL SHAREHOLDER ACCOUNTS, THE FUND RESERVES THE RIGHT TO REDEEM AT ITS OPTION ANY SHAREHOLDER ACCOUNT WHICH REMAINS BELOW $1,500 FOR A PERIOD OF 60 DAYS AFTER NOTICE IS MAILED TO THE APPLICABLE SHAREHOLDER, OR TO IMPOSE A MAINTENANCE FEE ON SUCH ACCOUNT AFTER 60 DAYS' NOTICE. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. CURRENTLY, THE MAINTENANCE FEE IS $18 ANNUALLY, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     THE OPEN ACCOUNT SYSTEM. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Share certificates will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

     1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

          (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

          (b)  All income dividends and capital gains distributions in cash.

          (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

     EXCHANGE PRIVILEGES. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, and subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B(1), Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B(1), Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B(1), Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone and Internet privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone and Internet Requests" in the Fund's Prospectus and "--Telephone and Internet Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     THE EXCHANGE PRIVILEGE IS NOT DESIGNED FOR USE IN CONNECTION WITH SHORT-TERM TRADING OR MARKET TIMING STRATEGIES. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 4:00 p.m. eastern time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

     REINVESTMENT PRIVILEGE. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

     DIVIDEND ALLOCATION PLAN. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     TELEPHONE AND INTERNET PRIVILEGES. The following privileges are available:

     -    TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE
          - Shareholders automatically receive this privilege unless declined.
          - This privilege allows a shareholder or any person claiming to act as the shareholder's representative to request exchanges into other State Street Research funds or make redemptions.

     -    INTERNET PRIVILEGE FOR SHAREHOLDER
          - Shareholders may access the Fund's web site to enter transactions and for other purposes, subject to acceptance of the important conditions set forth on the web site.

     A shareholder with the above privileges is deemed to authorize the Fund's agents to: (1) act upon the telephone instructions of any person purporting to be any of the shareholders of an account or a shareholder's financial professional; (2) act upon the Internet instructions of any person purporting to be any of the shareholders of an account; and (3) honor any telephone or Internet instructions for a change of address. All telephone calls will be recorded. Neither the Fund, any other State Street Research Fund, the Investment Manager, the Distributor, nor any of their agents will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone or Internet requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone or Internet are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     ALTERNATIVE MEANS OF CONTACTING A FUND. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-877-773-8637, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

     G.  NET ASSET VALUE

     The net asset value of the shares of each Fund is determined once daily as of the close of regular trading on the NYSE, but not later than 4 P.M. eastern time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services, methodologies or procedures as may be deemed appropriate. The Trustees also reserve the right to adopt other valuations based on fair value in pricing in unusual circumstances where use of other methods as discussed in part below, could otherwise have a material adverse effect on the Fund as a whole.

     In determining the values of portfolio assets as provided above, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

     The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

     H.  PORTFOLIO TRANSACTIONS

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

BROKERAGE ALLOCATION

     The Investment Manager's fundamental policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business. The Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager seeks to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases used for brokerage and research purposes; portfolio evaluation services; and data relating to the relative performance of accounts.

     Certain of the non-execution services provided by broker-dealers may in turn be obtained by the broker-dealers from parties who are paid for such services by the broker-dealers.

     The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the relevant trading department, which uses this information as a consideration to the extent described above in the selection of brokers and dealers to execute portfolio transactions. The Investment Manager also subscribes to several outside services, surveys and providers of statistical analysis to help it measure the quality of execution that it receives from brokers and dealers with respect to both fixed income and equity security transactions.

     The Investment Manager's Soft Dollar and Best Execution Committee is responsible for establishing specific soft dollar policies, approving soft dollar expenditures and monitoring the quality of trade execution that State Street Research receives from the various brokers and dealers with which it does business. The Committee meets quarterly to review trade allocation, the quality of trade execution and to set specific policies regarding trade allocation and execution. The Committee also meets at least twice per year to review and approve all soft dollar expenditures and set policies relating to soft dollar usage.

     Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing, administrative and other purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the portion which is allocable to research or investment decision-making and the portion allocable to other purposes. Soft dollars are used only to pay for the portion properly allocable to research and investment decision-making purposes. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

     The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934.

     In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally honors these requests to the extent practicable. Clients may request that the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where a client requests the Investment Manager to use a particular broker-dealer, the client may be charged a different commission than other clients. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed. In no event does the Investment Manager permit any directed brokerage arrangements to interfere with the Investment Manager's efforts to obtain best execution on behalf of its other clients.

     The Investment Manager may obtain certain services, including non-research services, from broker-dealers for its registered investment company clients only. The non-research services may include data relating to performance, expenses and fees of those investment companies and other investment companies. The Investment Manager obtains such services for use by the trustees of its mutual funds in connection with the trustees' review of the mutual funds, the Investment Manager and its management of the mutual funds, and these arrangements constitute brokerage directed on behalf of the mutual funds for services used by their trustees in fulfilling their oversight responsibilities. These investment company services are paid for only with commissions generated by the execution of transactions on behalf of the Investment Manager's investment company clients and not its other clients.

     When the Investment Manager is seeking to buy or sell the same security on behalf of more than one client, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts over time. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager may take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the relative sizes of the accounts, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time.

     The Investment Manager has developed certain internal policies governing short sale trading activities. Because of the variety of different investment styles provided by the Investment Manager to its clients, the Investment Manager may sell securities short or hold short positions in some clients' accounts at the same time it is purchasing securities long or holding long positions in other accounts. It is the Investment Manager's policy, when engaging in short sale transactions, for the portfolio manager (or his or her designee) of any account holding a long position to be notified of the pending short sale transaction and be given an opportunity to liquidate the long position. Sales of long positions will generally take precedence over short sales, regardless of the order in which the trade orders are received.

     Information about portfolio turnover rates and certain brokerage commissions paid by the Fund identified on the cover page of this Statement of Additional Information is included in Section I of this Statement of Additional Information.

     I.  CERTAIN TAX MATTERS

FEDERAL INCOME TAXATION OF THE FUND--IN GENERAL

     The following discussion of United States federal income tax consequences is a summary provided for general information only. This discussion does not address state or local tax consequences. This discussion is based on federal income tax laws, regulations and rulings in effect on the date of this Statement of Additional Information, all of which are subject to change by legislative, administrative or judicial action, possibly with retroactive effect. Further, the tax consequences discussed below may effect shareholders differently depending on their particular tax situations unrelated to their investments in the Fund. Therefore, the shareholders are urged to consult their own tax advisors regarding the federal, state, local and foreign tax consequences to them of their investment in the Fund.

     The Fund intends to qualify and has elected to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to be so treated. In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If in any year the Fund derives more than 10% of its gross income (as defined in the Code, which disregards losses for that purpose) from investments made directly in commodities, including precious metal investments, or commodity-related options, futures or indices, the Fund in such year may fail to qualify as a regulated investment company under the Code. The Investment Manager intends to manage the Fund's portfolio so as to minimize the risk of such a disqualification.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as if it were gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the excise tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31 of such calendar year, in addition to any undistributed portion of the respective balances from the prior year. For purposes of calculating the amount distributed, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND'S INVESTMENTS

     ORIGINAL ISSUE DISCOUNT; MARKET DISCOUNT. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount. Because the Fund must include original issue discount in income currently, holding securities having original issue discount will make it more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above. The Fund may be required to liquidate investments at a time when it is not advantageous to do so in order to meet its distribution requirements.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount in income currently.

     OPTIONS AND FUTURES TRANSACTIONS. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for the purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and
(iii) characterize both realized and unrealized gain or loss as partially short-term and partially long-term gain or loss, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, options on stock indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

     Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

     If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), the income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. Alternatively, if the stock of a PFIC is marketable, the Fund may elect to mark the stock of the PFIC to market annually, and to recognize gain or loss on the appreciation or depreciation in the stock. Any gain so recognized would be treated as ordinary income, and a loss would be recognized and treated as an ordinary deduction to the extent of any prior, unreversed amounts of gain recognized with respect to that stock. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

     Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income is from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment capital upon distribution which will nevertheless be taxable to them.

     The Fund may be subject to foreign taxes, including foreign income taxes. If more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations and it meets the distribution requirements for the year, then the Fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, (i) be required to include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, and treat that share of taxes as having been paid directly by him or her, and (ii) may either deduct such share of taxes or treat such share of taxes as a credit against United State income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

     Although a credit for foreign taxes is generally more beneficial than a deduction for foreign taxes because the credit reduces U.S. taxes dollar-for-dollar, a credit for foreign taxes generally may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income (unless the shareholder is an individual whose total creditable foreign taxes are not more than $300, or $600 for married individuals filing jointly, and certain other conditions are satisfied). This limitation applies separately to different categories of income, one of which is a foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. In addition, holding period requirements apply so that, generally, the shareholder will be unable to take a tax credit for any foreign withholding tax on a dividend payment unless (a) the Fund held the stock in the foreign corporation for more than 15 days during the 30-day period beginning on the date that the stock becomes ex-dividend with respect to the dividend on which the withholding tax is paid and (b) the shareholder held his or her shares in the Fund during the same period. In the case of certain preference dividends on foreign stock, the 15-day and 30-day periods are extended to 45 days and 90 days, respectively. Shareholders also will be unable to claim a credit for foreign withholding taxes on dividends if the Fund has entered into certain hedging transactions with respect to the stock of the foreign corporation. Shareholders may take a deduction to the extent of any tax credits disallowed under the holding period and hedging rules. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax returns, including information about withholding taxes for which a tax credit could be denied to the Fund under the holding period and hedging rules described above.

     The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under applicable treaty) on distributions from the Fund.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

     J.   DISTRIBUTION OF FUND SHARES

     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through broker-dealers who have entered into sales agreements with the Distributor. The Fund has authorized certain broker-dealers to receive on its behalf purchase and redemption orders, and such broker-dealers are authorized to designate other intermediaries to receive orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when such broker-dealer, or, if applicable, the broker-dealer's designee, receives the order. In such case, orders will be priced at the Fund's net asset value next computed after the orders are received by an authorized broker-dealer or its designee. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (Class B(1), Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to broker-dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, or Class S shares are offered, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale, among other factors. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other special programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission may also be paid to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of up to 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

PLAN(S) OF DISTRIBUTION PURSUANT TO RULE 12b-1

     The Fund may have one or more Distribution Plans under Rule 12b-1, as set forth in Section I of this Statement of Additional Information for the Fund. Under the Fund's Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) the payment of commissions to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions to securities dealers (which securities dealers may be affiliates of the Distributor), (2) expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts, and (3) expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others for the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts. In addition, the Distribution Plans authorize the Distributor and the Investment Manager to make payments out of management fees, general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act. Payments by the Fund under the Distribution Plan may be discontinued at any time. The Distributor may also voluntarily waive receipt of payments from the Fund from time to time.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and 0.25% for service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to the service fees.

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures. Dealers who have sold Class A shares are eligible for ongoing payments commencing as of the time of such sale. Dealers who have sold Class B(1), Class B and Class C shares are eligible for ongoing payments after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly).

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.

     In addition to payments of service and distribution fees, the Distributor or its affiliates may make payments to financial professionals (including brokers, dealers, financial planners, investment advisers, retirement plan administrators and other intermediaries) out of their own resources for marketing and selling the Fund's shares and/or for certain other services. The Distributor or its affiliates may also provide certain non-cash compensation as permitted by NASD rules to financial professionals in connection with meetings held by the Distributor or by a financial professional for the purpose of training or education of the financial professional's representatives. These additional payments may be significant and may be made to affiliates of the Distributor, including MetLife Securities, Inc.

     MARKETING SERVICES. The Distributor may make payments to certain financial professionals in exchange for the promotion and sale of Fund shares and related services, including access by representatives of the Distributor to sales meetings and sales representatives of the financial professional, education of financial professional personnel regarding the Fund and inclusion of the Fund on the financial professional's list of recommended funds. Payments to financial professionals for these activities are generally based on either the value of shares sold by the financial professional over a period of time (generally up to 0.35% of such sales), the value of the Fund shares held through the financial professional (generally up to 0.10% of such assets per year), reimbursement of ticket charges and other expenses and/or a fixed annual fee.

     OTHER SERVICES. The Distributor also may make payments to financial professionals that provide other services including, among others, responding to inquiries from customers or prospective customers of the financial professionals regarding the Fund, processing purchase orders and redemption requests for Fund shares, creating and maintaining sub-accounts, recordkeeping, and delivery of prospectuses, proxy materials, shareholder reports and other communications that relate to ownership of shares in the Fund. For these services, financial professionals are generally paid either a fixed annual fee based on the number of customers holding interests in the Fund's shares (generally not to exceed $15 annually for each account), the value of Fund shares held through the financial professional (generally up to 0.30% per year of the average daily value of Fund shares), and/or reimbursement of networking fees and other expenses.

     No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plans. The Distributor's interest in the Distribution Plans is described above.

     K.   CALCULATION OF PERFORMANCE DATA

     From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B(1), Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

AVERAGE ANNUAL TOTAL RETURN

     The average annual total return ("Average Annual Total Return") of each class of shares of the Fund will be calculated as set forth below. Average Annual Total Return is computed separately for each class by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                    P(1+T)(TO THE POWER OF n) = ERV

Where:         P    =    a hypothetical initial payment of $1,000

               T    =    average annual total return

               n    =    number of years

               ERV  =    ending redeemable value at the end of the designated
                         period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     The average annual total return (after taxes on distributions) ("Average Annual Total Return (After Taxes on Distributions)") of each class of shares of the Fund will be calculated as set forth below. Average Annual Total Return (After Taxes on Distributions) is computed separately for each class by determining the average annual compounded rates of return over the designated periods, that, if applied to the initial amount invested, would produce the ending value in accordance with the following formula:

                              P(1+T)(TO THE POWER OF n) = ATV(SUB OF D)

Where:         P              =   a hypothetical initial payment of $1,000

               T              =   average annual total return (after taxes on
                                  distributions)

               n              =   number of years

               ATV(SUB OF D)  =   ending value at the end of the designated
                                  period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the periods. The applicable taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. Ordinary income dividends and capital gains distributions are generally taxed at different rates. Applicable tax rates may change in the future. All applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. All potential tax liabilities other than federal tax liabilities, such as state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels and the impact of the federal alternative minimum tax are disregarded. All accrued expenses and recurring charges are also taken into account as described later herein. In addition, for purposes of this calculation, redemptions are treated as having no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     The average annual total return (after taxes on distributions and redemption) ("Average Annual Total Return (After Taxes on Distributions and Redemption)") of each class of shares of the Fund will be calculated as set forth below. Average Annual Total Return (After Taxes on

Distributions and Redemption) is computed separately for each class of the Fund by determining the average annual compounded rates of return over the designated periods, that, if applied to the initial amount invested, would produce the ending value in accordance with the following formula:

                              P(1+T)(TO THE POWER OF n) = ATV(SUB OF DR)

Where:         P              =  a hypothetical initial payment of $1,000

               T              =  average annual total return (after taxes on
                                 distributions and redemption)

               n              =  number of years

               ATV(SUB OF DR) =  ending value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the periods. The applicable taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. Ordinary income dividends and capital gains distributions are generally taxed at different rates. All applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. All potential tax liabilities other then federal tax liabilities, such as state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels and the impact of the federal alternative minimum tax are disregarded. All accrued expenses and recurring charges are also taken into account as described later herein.

     In addition, it is further assumed that a complete redemption occurs at the end of the respective periods, that all nonrecurring charges are deducted at the end of such periods, and that capital gains taxes resulting from redemptions are subtracted from the ending value and the tax benefit from capital losses resulting from redemptions are added to the ending value. The amount and character of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund assumes that shares acquired through reinvestment of distributions have a holding period beginning on the day after the reinvestment date. Further, capital gain taxes (or the benefit from tax losses) are calculated using the highest applicable federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains to offset any capital losses from the redemption so that capital losses may be deducted in full.

     All applicable tax rates may change in the future.

YIELD

     Yield for each class of the Fund's shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                              a-b
                   YIELD = 2[(--- + 1)(TO THE POWER OF 6) -1]
                              cd

Where     a=   dividends and interest earned during the period

          b= expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

          c= the average daily number of shares outstanding during the period that were entitled to receive dividends

          d= the maximum offering price per share on the last day of the period

     To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to effective maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to effective maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes the maximum applicable sales charge.

     All accrued expenses are taken into account as described later herein.

     Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

ACCRUED EXPENSES AND RECURRING CHARGES

     Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The Average Annual Total Return, Average Annual Total Return (After Taxes on Distributions), Average Annual Total Return (After Taxes on Distributions and Redemption) and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

     Accrued expenses do not include fees or expenses assumed or subsidized by affiliates during the subject period. Subsidization can include the Investment Manager's waiver of a portion of its advisory fee, the Distributor's waiver of a portion of its Rule 12b-1 fee, or the assumption of a portion of the Fund's expenses by either of them or their affiliates. In the absence of such subsidization, the performance of the Fund would have been lower.

OTHER HISTORICAL MEASURES OF PERFORMANCE

     The Fund may provide the above described Average Annual Total Return, Average Annual Total Return (After Taxes on Distributions) and Average Annual Total Return (After Taxes on Distributions and Redemption) results for each class of shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before (or the commencement of the Fund's operations, whichever is earlier). In addition, the Fund may provide other historical measures of performance for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such other historical measures of performance may be computed as otherwise described above except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.

DISTRIBUTION RATES

     The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

     L.  CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for Fund assets. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

     M.  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm of the Fund is Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP audits and renders opinions on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

     Until April 25, 2003, the independent registered public accounting firm of the Fund was PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audited and rendered an opinion on the Fund's annual financial statements and reviewed the Fund's annual federal income tax returns.

     N.  FINANCIAL REPORTS

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

                                   APPENDIX A

                   STATE STREET RESEARCH & MANAGEMENT COMPANY
                      PROXY VOTING POLICIES AND PROCEDURES

                                   APRIL 2004

     PURPOSE AND GENERAL STATEMENT

     The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which State Street Research & Management Company ("State Street Research") votes the securities owned by its clients for which State Street Research exercises voting authority and discretion (the "Proxies"). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). Our authority to vote the Proxies is established by investment management agreements or comparable documents with our clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; State Street Research takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to State Street Research, these policies and procedures apply equally to registered investment companies and institutional accounts.

     These proxy voting policies and procedures are available to all clients of the firm upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

     POLICIES RELATING TO PROXY VOTING

     The guiding principle by which State Street Research votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients' holdings. Furthermore, State Street Research is mindful that for ERISA and other employee benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. State Street Research does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

     It is the general policy of State Street Research to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, State Street Research reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of State Street Research, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients, in the judgment of State Street Research.

     For clients that have delegated to State Street Research the discretionary power to vote the securities held in their account, State Street Research does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the client itself or a third party. State Street Research views the delegation of discretionary voting authority as an "all-or-nothing" choice for its clients.

     In addition to the voting of Proxies, State Street Research personnel may, in their discretion, meet with members of a corporation's management and discuss matters of importance to State Street Research's clients and their economic interests. Such meetings are in addition to any activities undertaken by State Street Research with respect to the voting of Proxies.

     Absent any legal or regulatory requirement to the contrary, it is generally the policy of State Street Research to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Any registered investment companies managed by State Street Research will disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any institutional client of State Street Research can obtain details of how the firm has voted the securities in its account by contacting the client's designated service representative at State Street Research. State Street Research does not, however, generally disclose the results of voting decisions to third parties.

     CONFLICTS OF INTEREST. The Proxy Policy Committee has ultimate responsibility to ensure that State Street Research does not allow any conflict of interest to improperly influence any proxy voting decision. The Committee, or its designees (as provided in this policy) monitor proxy voting decisions and address any conflicts of interests or perceived conflicts that may exist. In addition, all associates are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of the firm's clients. If at any time any associate becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any client, he or she should contact any member of the Proxy Policy Committee or the firm's General Counsel. If any associate is pressured or lobbied either from within or outside of State Street Research with respect to any particular voting decision, he or she should contact any member of the Proxy Policy Committee or the firm's General Counsel. The full Proxy Policy Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the clients. The Proxy Policy Committee may cause any of the following actions to be taken in that regard:

     - vote the relevant Proxy in accordance with the vote indicated by the Guidelines, and disclose the conflict of interest to the relevant clients who hold the securities;

     - vote the relevant Proxy as an Exception (as defined below); provided that (i) the reasons behind the voting decision are in the best interest of the clients, (ii) such reasons are reasonably documented and approved by the General Counsel, and (iii) the conflict of interest is disclosed to the relevant clients who hold the securities; or

     - recuse State Street Research from the voting decision and direct ISS to vote the relevant Proxy in accordance with its independent assessment of the matter.

     PROXY POLICY COMMITTEE

     The administration of these proxy policies and procedures is governed by a Proxy Policy Committee (the "Committee") currently comprising four members. There are three fixed members of this Committee and one rotating member. The fixed members are the Director of Equity Research (or if there is none, an investment professional designated by the Chief Investment Officer--Equities), the Director of Compliance (or her designee), and the Counsel from the Legal Department responsible for proxy related matters. The remaining member shall be a senior investment professional designated from time to time on a rotating basis by the Chief Investment Officer--Equities ("CIO"). The Director of Equity Research (or the CIO's designee, as applicable) serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

     The Committee has regular meetings semi-annually, and may meet other times as deemed necessary by the Chair or any member of the Committee. At each regular meeting, the Committee will review the existing Proxy Voting Guidelines and recommend any changes to those guidelines. In addition, the Committee will review any "Special Votes" and "Exceptions" (each as described below) that have occurred since the previous meeting of the Committee.

     On all matters, the Committee will make its decisions by a vote of a majority of the members of the Committee. Any matter for which there is no majority agreement among members of the Committee shall be referred to the CIO and the firm's General Counsel for a joint decision.

     PROXY VOTING PROCEDURES

     State Street Research has retained Institutional Shareholder Services, Inc. ("ISS") to vote proxies for the accounts of our clients. ISS prepares research reports on most matters submitted to a shareholder vote and also provides voting services to institutions such as State Street Research. ISS receives a daily electronic feed of all holdings in State Street Research voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all proxies are received and voted for State Street Research client shares owned. As a result of the firm's decision to use ISS, there is generally no physical handling of proxies by State Street Research personnel. State Street Research has a designated ISS contact person (the "Liaison") within the Corporate Actions group of Investment Administration and Operations ("IA&O") who serves as liaison between State Street Research and ISS.

     The attached Proxy Voting Guidelines (the "Guidelines") state the general view and expected vote of State Street Research under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from State Street Research, ISS will automatically vote in accordance with the Guidelines. However, the Guidelines are just that--guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the clients' best interests as described below with respect to "Exceptions." State Street Research votes all securities based upon the guiding principle of seeking the maximization of economic value to our clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.

     Well in advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that ISS has prepared on the vote. The Liaison accesses the web site daily and downloads this information. Issues that are not specifically addressed by the Guidelines, including major corporate actions such as mergers and acquisitions ("Special Votes") are not automatically voted by ISS but are referred by ISS to State Street Research for a voting decision.

     Through its web site, ISS notifies State Street Research of all upcoming Special Votes. Upon receipt by State Street Research, the Liaison searches relevant databases to check whether the issuer of securities subject to such Special Vote is either a current or prospective client of State Street Research. If the issuer is a client or prospective client, the Liaison then forwards the matter to the Proxy Policy Committee, which will then address the issue as provided in CONFLICTS OF INTEREST above. If the issuer is not a client or prospective client, the Liaison will forward the matter to the Equity Department Analyst who covers the issuer in question, or if there is no covering analyst for a particular issuer or if the covering analyst is not available prior to the deadline for the relevant Special Vote, to the portfolio manager (or, if applicable, portfolio management team) with the largest holdings of that issuer. In most cases, the covering analyst or relevant portfolio manager will make the decision as to the appropriate vote for any particular Special Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her, including any recommendation made by ISS, in his or her discretion. The analyst or portfolio manager, as applicable, will inform the Chair of the Committee and the Liaison of any such voting decision, and if the Chair does not object to such decision, the Liaison will instruct ISS to vote the shares in such manner. The Chair has the discretion at all times, including in cases where the Chair has any questions about a particular voting decision or the analyst or portfolio manager is unable to arrive at a decision, to intervene in any decision regarding a Special Vote. In such regard, the Chair may take any such action he or she deems appropriate, including requesting additional analysis on the Special Vote, overriding the decision of the analyst or portfolio manager, or calling a special meeting of the entire Proxy Policy Committee to review the issues and arrive at a decision. In all cases, regardless of whether the ultimate voting decision with respect to any Special Vote is made by the analyst, the portfolio manager, the Chair or the entire Committee, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of our clients' holdings. If for any reason, no voting decision is made with respect to any particular Special Vote, or if the Liaison has not otherwise received any direction in accordance with these policies and procedures as to how to instruct ISS to vote our shares prior to the relevant voting deadline for any Special Vote, the Liaison will instruct ISS to vote all of our shares in accordance with ISS's independent assessment of the matter.

     If at any time a portfolio manager or covering analyst becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an "Exception"), regardless of whether such indicated vote is with or against management, then such individual should contact the Chair of the Committee and the Liaison as soon as possible prior to the relevant voting deadline for such matter. The Liaison will then search relevant databases to check whether the issuer of securities subject to such proposed Exception is either a current or prospective client of State Street Research. If the issuer is a client or prospective client, the Liaison will inform the Chair of such and the matter will be referred to the Proxy Policy Committee, which will then address the issue as provided in CONFLICTS OF INTEREST above. If the issuer is not a client or prospective client, then in most cases, the Chair of the Committee, along with the covering analyst and relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote. They may make their decision based upon any of the information and/or research available to them, including any recommendation made by ISS, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the Chair may call a special meeting of the Proxy Policy Committee. The full Committee will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of our clients' holdings.

     RECORD KEEPING

State Street Research maintains records of all proxies voted in accordance with
Section 204-2 of the Advisors Act. As required and permitted by Rule 204-2(c) under the Advisors Act, the following records are maintained:

     -    a copy of these policies and procedures;

     - proxy statements received regarding client securities are maintained by the firm or ISS unless such proxy statements are available on the Securities and Exchange Commission's EDGAR database, in which case the firm relies on such electronic copies on EDGAR;

     - a record of each vote cast is maintained by ISS, and such records are accessible to designated State Street Research personnel at any time;

     - a copy of any document created by State Street Research that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

     - each written client request for proxy voting records and the adviser's written response to any (written or oral) client request for such records.

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                             PROXY VOTING GUIDELINES

                                   April 2004


                          ISSUE                                                   SSRM PROXY VOTING GUIDELINE
-------------------------------------------------------------   ------------------------------------------------------------
AUDITOR ISSUES:

Shareholder proposals requiring companies to prohibit their     Generally, follow ISS recommendation, which reviews on a
auditors from engaging in non-audit                             case-by-case basis.
services (or cap level of non-audit services).

Audit fees vs. Non-audit fees                                   Generally, vote against auditors and withhold votes from
                                                                audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees
                                                                combined.

Shareholder proposals requiring shareholders' votes for         Generally, in favor.
audit firm ratification.

Shareholder proposals requesting companies to rotate audit      Generally, in favor unless required rotation period is
firms periodically                                              less than five years

DIRECTOR ISSUES:

Staggered (Classified) Board                                    Generally, not in favor.

Management Proposal to Remove Directors                         Generally, no objection.

Management Proposals for Filling Board Vacancies                Generally, no objection.

Nominating and Other Board Committees Composed of               Generally, in favor
Independent Directors

Resolutions Requiring that at least a Majority, and up to       Generally, in favor.
2/3, of the Board be Composed of Independent Directors

Director Liability Amendment                                    Generally, no objection.

Directors Not Liable For Gross Negligence                       Generally, not in favor.

Director Attendance                                             Minimum acceptable attendance is no less than 75% of all
                                                                meetings without a valid excuse. Votes will be withheld from directors not meeting this standard.

                          ISSUE                                                   SSRM PROXY VOTING GUIDELINE
-------------------------------------------------------------   ------------------------------------------------------------
Management proposals requesting reelection of insiders or       Generally, withhold vote from any insiders or affiliated
affiliated directors who serve on audit, compensation, and      outsiders on audit, compensation or nominating committees.
nominating committees.

Single-slate board elections (Canada)                           Generally, not in favor.

Separation of chairman and chief executive posts                Generally, in favor.

SHARE AND VOTING ISSUES:

Additional Share Authorization                                  Generally, no objection.

Anti-Greenmail Resolutions                                      Generally, no objection.

Cumulative Voting                                               Generally, not in favor.

Preemptive Rights Removal                                       Generally, no objection.

Poison Pill                                                     Generally, not in favor. (But do generally favor Canadian
                                                                Poison Pills)

Dual Class Capitalization                                       Generally, not in favor.

Supermajority Requirements                                      Generally, not in favor.

Fair Price Amendments                                           Case-by-case review.

Shareholder Disenfranchisement                                  Generally, not in favor.

Secret/Confidential Voting                                      Generally, not in favor.

MANAGEMENT ISSUES:

Golden Parachutes                                               Generally, not in favor.

Incentive Stock Option Plans                                    Generally follow ISS recommendation, which reviews on a case by case basis.

Requiring all stock options to be performance-based.            Generally, follow ISS recommendation, which reviews on a
                                                                case-by-case basis.

Requiring the expensing of stock option awards.                 Generally, in favor.

Shareholder proposals seeking to ban stock sales by
executives by establishing holding periods.                     Generally, not in favor.

                          ISSUE                                                   SSRM PROXY VOTING GUIDELINE
-------------------------------------------------------------   ------------------------------------------------------------
Shareholder proposals requesting to ban executive stock         Generally, not in favor
options.

Shareholder proposal requiring companies to report on their     Generally, in favor.
executive retirement benefits (deferred compensation,
split-dollar life insurance, SERPs, and pension benefits.

Shareholder proposal requiring shareholder approval of          Generally, follow ISS recommendation, which reviews on a
extraordinary pension benefits for senior                       case-by-case basis.
executives under the company's SERP.

IRS Reg. 162(m) Plans                                           Vote FOR if the plan specifies the types of goals to be
                                                                used by the 162(m) Plan Committee.

Employee share purchase plans                                   Generally, vote FOR employee stock purchase plans where: (1)
                                                                The purchase price is at least 85 percent of fair market
                                                                value; (2) the offering period is 27 months or less; and (3)
                                                                potential voting power dilution is ten percent or less.

Shareholder proposals to exclude pension fund income in the     Generally, in favor.
calculation of earnings used in determining executive
bonuses/compensation.

MISCELLANEOUS:

State of Incorporation Change                                   Vote FOR if there is no reduction of shareholder rights.

Shareholder proposal requiring offshore companies to            Generally, not in favor.
reincorporate into the United States.

Blanket Authority On Unspecified Business                       Generally, not in favor.

Social/Political Issues                                         Vote against unless there is a measurable economic benefit to the Company.

Shareholder proposal requiring companies to give                Generally, follow ISS recommendation, which reviews on a
shareholders access to the proxy ballot for the purpose of      case-by-case basis.
nominating board members.

Postpone/reschedule meeting regarding board approved mergers    Vote FOR if we favor the merger, AGAINST if we oppose the
                                                                transaction.


If any article is unusually complicated or is a departure from simple issues, the article is always considered on a case-by-case basis.

State Street Research will, where it deems it appropriate, monitor a company's activities and/or undertake an active dialogue with corporate management and others to encourage the adoption of organizational policies and practices which we believe will be to the ultimate economic benefit of our clients including, if the client is an employee benefit plan, that plan's participants and their beneficiaries.